PAINEWEBBER P A C E-SM-
Personalized Asset Consulting and Evaluation

                               Going The
                               Distance
                               To Meet Your
                               Financial Needs

                                 Semi-Annual Report
                                 January 31, 1997

This material is intended for use only by current PACE investors and must be preceded or accompanied by the current PACE prospectus.

Dear PaineWebber PACE-SM- Shareholder:

    We are pleased to provide our semi-annual report to you on the PACE Portfolios making up the Managed Accounts Services Portfolio Trust.

    On the following pages you will find: Mitchell Hutchins' summary of the domestic and international market environments for the semi-annual report period from August 1, 1996 through January 31, 1997, information regarding the performance of each PACE Portfolio over the reporting period, and brief commentaries from each of the PACE investment managers. Please note that the opinions of the managers do not necessarily represent the opinions of PaineWebber Incorporated or Mitchell Hutchins Asset Management Inc.

    We appreciate the opportunity to help you achieve your financial goals. If you have any questions regarding the PACE program, please contact your PaineWebber Investment Executive.

Sincerely,

            [SIGNATURE]                                   [SIGNATURE]
Margo Alexander                                           Bruce A. Bursey
President                                                 Senior Vice President
Mitchell Hutchins Asset Management Inc.                   Managed Accounts Consulting Services
                                                          PaineWebber Incorporated

March 31, 1997

INVESTMENT OVERVIEW--DOMESTIC

    The time period covered by this semi-annual report--August 1, 1996 through January 31, 1997--saw continued new highs for the stock market and ongoing uncertainty in the bond market. This period was marked by low inflation and moderate economic growth--an overall positive environment for corporate earnings and profit growth--as well as strong cash flows into equity mutual funds. The stock market correction in July, which was primarily due to a spate of disappointing earnings announcements, was short-lived. The market continually gained ground throughout August, September and October as investor confidence returned (a circumstance that underscores the hazards of market timing). In November, investors perceived the re-election of a Republican Congress and a Democratic White House as positive for budget and fiscal responsibility, which, in turn, propelled the Standard & Poor's 500 Index, a commonly used measure of stock market performance, to set record highs. On December 5, Federal Reserve Chairman Alan Greenspan's comments implying overstated stock valuations caused volatility to return to the stock market. However, the market quickly recovered and resumed its upward climb, which continued through January. From August 1, 1996 through January 31, 1997, the S&P 500 Index was up 24.2%.

    Overall, the word "volatile" best described the nature of the bond market over the six months ended January 31, 1997. Ongoing uncertainty over the direction of interest rates early in the period persisitently unsettled an already jittery market. By mid-summer, a moderating economy helped bolster the market for a short period of time, a situation that was, however, only fleeting as renewed fears of an overheating economy quickly re-emerged. The market would repeat this about-face late in the period, when the release of new economic data appeared to affirm the moderation in economic activity that brought about mid-summer's brief revival in the market. A 28-basis point rally ensued that would be over before year-end as the release of unexpected economic data would again cause a correction in yields that would last well into January 1997.

INVESTMENT OVERVIEW--GLOBAL

    The equity markets worldwide continued to perform strongly. The strong performance of U.S. stocks was one of the more surprising developments. Outside the U.S., markets also finished the year up substantially. Germany and France rose 8.1%* and 15.0%*, respectively, throughout the period. European prices were driven higher by progress towards the European Union, historically low interest rates and a stronger dollar. Japan was the world's major underperformer, with stocks declining 22.0%* over the period. Despite the Japanese government's best efforts to stimulate the economy, growth has not returned to the nation, leaving investors pessimistic on that market's near-term outlook.

    Following a back-up in U.S. Treasuries early in 1996, foreign bond markets performed strongly during the summer and through the winter. In an environment characterized by ample liquidity, low short-term interest rates, moderate growth and low inflation, most markets rose to, or rose close to, historically high valuations, while yields compressed everywhere. Higher yielding markets, in particular, did well. Foreign fixed income markets were also helped by moves taken by governments to achieve fiscal austerity--moves that seem to have spread across all major markets independently of one another. European governments, driven by the need to achieve a currency union under terms specified in the Maastricht Treaty, decreased spending and/or increased tax revenues. Japan's government, despite years of low growth, made a decision to raise sales taxes next year. More recently, in the U.S., politicians finally appear prepared to agree on a balanced budget. Of course, tighter fiscal policies allow governments to pursue easier monetary and lower interest rate policies; this combination strongly contributed to bond performance this year.

* Source: Frank Russell Company

PACE MONEY MARKET INVESTMENTS

    MANAGED BY MITCHELL HUTCHINS ASSET MANAGEMENT INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY THROUGH INVESTMENTS IN HIGH-QUALITY, U.S. DOLLAR-DENOMINATED MONEY MARKET INSTRUMENTS WITH MATURITIES OF 13 MONTHS OR LESS. THE PORTFOLIO MAINTAINS A DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY OF 90 DAYS OR LESS.

INVESTMENT PROCESS

    MITCHELL HUTCHINS' FOCUS IS ON QUALITY, DIVERSITY, AND LIQUIDITY. INVESTMENT CONSIDERATIONS INCLUDE A REVIEW OF INTEREST RATES VIS-A-VIS THE ECONOMIC ENVIRONMENT, CURRENT SUPPLY AND DEMAND OF MONEY MARKET PRODUCTS, AND A REVIEW OF CREDIT RISK. SECURITIES SELECTION FOLLOWS AN APPROVED LIST OF TOP-TIER RATED SECURITIES REVIEWED BY THE FIRM'S CREDIT ANALYSTS.

COMMENTS FROM MITCHELL HUTCHINS ASSET MANAGEMENT INC.

    For the six-month period covered by this report--August 1, 1996 through January 31, 1997--the Portfolio provided investors with a return of 2.51% (exclusive of the PACE Program Fee), in line with the 2.53% return of 90-Day U.S. Treasury Bills. As of January 31, 1997, the Portfolio's 7-day yield was 4.97% and net assets of the Portfolio totalled $12.9 million.

    During this period, we shortened the Portfolio's average weighted maturity from 75 days (as of July 31, 1996) to 62 days (as of January 31, 1997). However, due to our continued belief that short-term rates would not rise too dramatically, we continued to keep the Portfolio's average maturity slightly longer than the money market fund average of 59 days (as of January 31). This benefited the Portfolio, as did the fact that, as always, we were well diversified within the issuer and industry areas.

    Due to the possibility of incremental Fed tightenings going forward, we will continue to gradually shorten the Portfolio's average weighted maturity to approximately 50 days.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

    MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO), THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CURRENT INCOME THROUGH INVESTMENTS PRIMARILY IN U.S. GOVERNMENT AND AGENCY SECURITIES OF VARYING MATURITIES, AS WELL AS MORTGAGE-BACKED SECURITIES, WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN TWO AND SEVEN YEARS.

INVESTMENT PROCESS

    PIMCO'S INVESTMENT PROCESS BEGINS WITH A MACROECONOMIC ANALYSIS OF SECULAR AND CYCLICAL INTEREST RATE TRENDS. THE PORTFOLIO'S DURATION IS ESTABLISHED BASED ON PIMCO'S EXPECTATIONS FOR CHANGES IN INTEREST RATES. THEN, PIMCO EVALUATES THE YIELD CURVE'S POTENTIAL FOR STEEPING OR FLATTENING. INDIVIDUAL ISSUES ARE CHOSEN FOR THEIR RELATIVE VALUE.

COMMENTS FROM PACIFIC INVESTMENT MANAGEMENT COMPANY

    For the six-month period covered by this report--August 1, 1996 through January 31, 1997--the Portfolio's return of 5.35% (exclusive of the PACE Program
Fee) nearly matched the Lehman Brothers Mortgage Backed Securities Index return of 5.38%. As of January 31, 1997, net assets of the Portfolio had increased to $80.9 million.

    The Portfolio's performance relative to the Index was a result of interest rate strategy and security selection in the mortgage sector. Longer-than-index duration (4.1 years for the Portfolio vs. 3.8 years for the Index) benefited relative returns as interest rates moderately declined over this time period. Mortgage-backed securities also aided performance because of their yield premiums and relative price gains over Treasuries. Within the mortgage sector, fixed-rate pass-throughs continued to benefit from the range-bound movement of Treasury yields, which drive borrowing rates for their underlying mortgage loans. Adjustable rate mortgage issues remained contributors to performance as their higher yields and tightening spreads led them to outperform other short-duration instruments. However, a concentration in discount securities, used to protect the Portfolio against prepayment risk, hurt performance as higher coupon securities outperformed during this time period.

    Going forward, while there is evidence of slightly accelerated economic activity, we remain confident that the U.S. economy will grow less quickly than market expectations. This, together with a benign inflation outlook, create a backdrop for potentially attractive returns for 1997.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

    MANAGED BY PACIFIC INCOME ADVISERS, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CURRENT INCOME CONSISTENT WITH REASONABLE STABILITY OF PRINCIPAL THROUGH INVESTMENTS IN FIXED INCOME SECURITIES WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN TWO AND FOUR AND ONE-HALF YEARS.

INVESTMENT PROCESS

    PACIFIC INCOME ADVISERS FOCUSES ON YIELD CURVE ANALYSIS AND ACTIVE SECTOR ROTATION, OVERWEIGHTING OR UNDERWEIGHTING SECTORS BASED ON A RISK/REWARD ASSESSMENT AND ANTICIPATION OF CHANGING YIELD CURVE SHAPES. THE MANAGER UTILIZES A PROPRIETARY MODEL TO IDENTIFY SECURITIES THAT ARE UNDERVALUED ON A RISK-ADJUSTED BASIS.

COMMENTS FROM PACIFIC INCOME ADVISERS

    For the six-month period covered by this report--August 1, 1996 through January 31, 1997--the Portfolio provided investors with a total return of 3.85% (exclusive of the PACE Program Fee), which underperformed the Lehman Brothers Intermediate-Term Government/Corporate Index return of 4.36%. As of January 31, 1997, net assets of the Portfolio were $54.0 million.

    The Portfolio's duration range of 2.7 to 3.1 years averaged a shorter duration than that of the benchmark Index's range of 3.2 to 3.3 years during the period. This reduced performance during the months of September, October, and November when the market rallied, and enhanced performance during the interest rate backups of August, December, and January. During the period we tactically changed the Portfolio duration based on our yield curve process, reducing it to
2.9 years by the end of the period.

    We were overweighted in mortgage-backed securities, which benefited the Portfolio, and underweighted in corporates, which reduced returns. Returns for spread product were higher than Treasuries during the period, reflecting investors' expectations for stable growth and low inflation. In addition, we increased the allocation of the Portfolio to government bonds as mortgage and corporate spreads continued to tighten.

    Going forward, we remain constructive about the fixed income markets in the longer-term, as the economy appears to be heading toward a period of moderate growth and low inflation. In the shorter-term, however, the uncertainty as to the number of Federal Reserve interest rate increases should cause significant volatility in the marketplace. Also, a considerably steeper yield curve would be necessary to significantly increase the Portfolio's duration. Corporate bond yield spreads relative to Treasuries and mortgages must also improve, on a risk-adjusted basis, before this sector of the Portfolio is significantly increased.

PACE STRATEGIC FIXED INCOME INVESTMENTS

    MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO), THE PORTFOLIO'S INVESTMENT OBJECTIVE IS TOTAL RETURN CONSISTING OF INCOME AND CAPITAL APPRECIATION THROUGH INVESTMENTS IN FIXED INCOME SECURITIES OF VARYING MATURITIES WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN THREE AND EIGHT YEARS. PORTFOLIO HOLDINGS WILL BE INVESTED IN AREAS OF THE BOND MARKET (BASED ON QUALITY, SECTOR, COUPON, OR MATURITY) WHICH PIMCO BELIEVES TO BE RELATIVELY UNDERVALUED.

INVESTMENT PROCESS

    PIMCO'S INVESTMENT PROCESS BEGINS WITH A MACROECONOMIC ANALYSIS OF SECULAR AND CYCLICAL INTEREST RATES TRENDS. THE PORTFOLIO'S DURATION IS ESTABLISHED BASED ON PIMCO'S EXPECTATIONS FOR CHANGES IN INTEREST RATES. THEN, PIMCO EVALUATES THE YIELD CURVES POTENTIAL FOR STEEPENING OR FLATTENING. INDIVIDUAL ISSUES ARE CHOSEN FOR THEIR RELATIVE VALUE.

COMMENTS FROM PACIFIC INVESTMENT MANAGEMENT COMPANY

    For the six-month period covered by this report--August 1, 1996 through January 31, 1997--the Portfolio's 5.53% return (exclusive of the PACE Program
Fee) outperformed the Lehman Brothers Government/Corporate Bond Index return of 4.75%. As of January 31, 1997, net assets of the Portfolio had increased to $59.3 million.

    Moderate interest rate declines were beneficial to the Portfolio during the period due to its longer-than-index duration (5.7 years for the Portfolio vs.
5.1 years for the Index). Exposure to coupon pass-through collateral, adjustable-rate mortgage issues (ARMs) and collateralized mortgage obligations, as well as judicious use of cash equivalents, also aided relative performance.

    Mortgage-backed securities continued to outperform because of their yield premiums and relative price gains over Treasuries. Within the mortgage sector, fixed-rate pass-throughs continued to benefit from the range-bound movement of Treasury yields, which drive borrowing rates for their underlying mortgage loans. Also, ARMs continued to perform strongly during the period as their higher yields and tightening spreads led them to outperform other short-duration instruments.

    The Portfolio remained underweighted in the corporate sector throughout the period. This was a slight drag on relative performance as yield spreads to Treasuries continued to contract. We, however, continue to believe that yield differentials in the corporate market do not offer adequate compensation for credit risk.

    Despite recently stronger GDP growth, we remain confident that coming quarters will see the U.S. economy grow less quickly than market expectations. This, together with a benign inflation outlook, create a backdrop for potentially attractive returns for 1997.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

    MANAGED BY MORGAN GRENFELL CAPITAL MANAGEMENT, INCORPORATED, THE PORTFOLIO'S INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX THROUGH INVESTMENT IN GENERAL OBLIGATION, REVENUE, AND PRIVATE ACTIVITY BONDS AND NOTES, THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX, WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN THREE AND SEVEN YEARS.

INVESTMENT PROCESS

    MORGAN GRENFELL SEEKS TO PROVIDE CONSISTENT RETURNS WITH LOW VOLATILITY BY FOCUSING ON OPTIMAL ISSUE SELECTION AND NOT ATTEMPTING TO FORECAST INTEREST RATE MOVES. THE PORTFOLIO IS CONSTRUCTED OF HIGH-QUALITY SECURITIES ACROSS ALL MATURITIES SO THAT ITS AVERAGE DURATION APPROXIMATES THAT OF ITS BENCHMARK. ISSUES WITH FEDERAL GOVERNMENT BACKING, MORTGAGE COLLATERAL, AND OTHER CREDIT ENHANCEMENTS ARE PREFERRED, WITH A LIMITED INVESTMENT IN REVENUE AND GENERAL OBLIGATION ISSUES. ISSUE SIZE IS NOT AS IMPORTANT AS THE ISSUER'S ABILITY TO PAY PRINCIPAL AND INTEREST.

COMMENTS FROM MORGAN GRENFELL CAPITAL MANAGEMENT, INC.

    For the six-month period covered by this report--August 1, 1996 through January 31, 1997--the Portfolio had a total return of 4.04% (exclusive of the PACE Program Fee), which outperformed the Lehman Brothers Municipal Five-Year Index return of 3.26%. As of January 31, 1997, net assets of the Portfolio had grown to $24.6 million.

    The municipal markets outperformed the U.S. Treasury bond market during this timeframe, due to continued low new muni issue supply and investors' dissipating fears regarding major tax code changes. Within this environment, we kept the Portfolio's duration (4.5 years) slightly longer than that of the Index (4.2 years), which positively impacted performance as longer maturities outperformed. As is consistent with our investment style, we continued to focus on securities of the highest investment quality and were overweighted in high-quality, U.S. government-backed sectors, including FHA, FNMA, and GNMA during the period. Higher quality credit issues underperformed lower quality credit issues during the period as investors' optimism about the economy's low inflation and stable growth increased risk tolerance and, therefore, caused investors to seek higher yielding securities.

    Looking ahead, we believe that with inflation under control and a healthy municipal issue supply/ demand relationship, municipals should perform in line with Treasuries going forward. We also believe that an increase in interest rates would cause a reversal of last period's trend of lower quality issues outperforming higher quality issues. As always, we will continue to focus on high quality municipal securities that we believe offer relative value.

PACE GLOBAL FIXED INCOME INVESTMENTS

    MANAGED BY ROGGE GLOBAL PARTNERS PLC, THE PORTFOLIO'S INVESTMENT OBJECTIVE IS HIGH TOTAL RETURN THROUGH INVESTMENT IN HIGH-GRADE FIXED INCOME SECURITIES ISSUED BY DOMESTIC AND FOREIGN GOVERNMENTS AND SUPRANATIONAL ENTITIES AND PRIVATE ISSUERS LOCATED OVERSEAS, WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN FOUR AND EIGHT YEARS.

INVESTMENT PROCESS

    ROGGE GLOBAL PARTNERS BELIEVES THAT, OVER TIME, FINANCIALLY HEALTHY COUNTRIES PRODUCE THE HIGHEST BOND AND CURRENCY RETURNS. THEY USE A TOP-DOWN FUNDAMENTAL APPROACH TO IDENTIFY RELATIVE VALUE ACROSS COUNTRIES. RATINGS BASED ON THIS ANALYSIS ALLOW THEM TO FORECAST EXPECTED CHANGES IN INTEREST AND EXCHANGE RATES OVER A 12-MONTH HORIZON. AN OPTIMIZATION MODEL IS THEN USED TO DETERMINE COUNTRY/CURRENCY AND DURATION POSITIONS.

COMMENTS FROM ROGGE GLOBAL PARTNERS PLC

    For the six-month period covered by this report--August 1, 1996 through January 31, 1997--the Portfolio's total return of 1.50% (excluding the PACE Program Fee) outperformed the Salomon Brothers World Government Index's 0.44% return. The Portfolio's net assets as of January 31, 1997 had increased to $48.6 million.

    The generally favorable environment for global bonds lasted through much of 1996, but turned negative in December when concern over Fed Chairman Greenspan's comments about better-than-expected U.S. economic figures provoked some year-end profit taking. In January, the dollar rose sharply against both the yen and the deutschemark, hurting global bond returns. Themes that bolstered the global markets included tight fiscal policies worldwide, coupled with moderate global growth and inflation. Given this, the countries that are working hardest to reduce spending and bolster saving performed the best. These included Italy, Sweden, Australia and Canada, countries in which we were overweighted during the period, thereby benefiting performance. We maintained an underweighting in Japan because of an economic environment in which real interest rates are low, debt is rising, and savings are falling.

    During this time period, the Portfolio's duration was longer than its benchmark and, due to falling inflation expectations, long maturity bonds outperformed. Toward the latter part of the period, we held 30-year bonds, among others, in the U.S., Germany, and Denmark, and raised cash in the U.K. and Canada given our belief that rates were due to come under pressure.

    Looking forward, we continue to believe that global bonds can offer attractive yields. Real interest rates remain high in selected countries while inflation remains stable globally. In most countries, fiscal policy remains tight, with European countries pushing to qualify for EMU, and Dollar Bloc countries trying to reform after years of overspending. Given this, we believe that in spite of some signs of growth in the U.S., we are moving once again into an era when economic growth is decoupled from bond yields. This implies lower rates even if economic growth picks up slightly.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

    MANAGED BY BRINSON PARTNERS, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION AND DIVIDEND INCOME THROUGH INVESTMENT IN EQUITY SECURITIES THAT, IN BRINSON'S OPINION, ARE UNDERVALUED. UNDER NORMAL CONDITIONS, AT LEAST 65% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN COMMON STOCKS OF COMPANIES WITH TOTAL MARKET CAPITALIZATION OF $2.5 BILLION OR GREATER.

INVESTMENT PROCESS

    BRINSON PARTNERS' PHILOSOPHY INCORPORATES BOTH TOP-DOWN AND BOTTOM-UP ELEMENTS. BRINSON PARTNERS LOOKS FOR UNDERVALUED ISSUES IN THE CONTEXT OF AN OVERALL MACROECONOMIC AND MARKET OUTLOOK. FUNDAMENTAL ANALYSIS IS CONDUCTED BY THE FIRM'S INDUSTRY ANALYSTS ON A UNIVERSE OF 700 STOCKS. THE RESULTS OF THEIR GROWTH AND CASH FLOW PROJECTIONS ARE INCORPORATED INTO A PROPRIETARY VALUATION MODEL. THIS MODEL AIDS IN THE CALCULATION AND RANKING OF SECURITIES. THESE QUANTITATIVE TOOLS, IN COMBINATION WITH THE JUDGMENT OF SENIOR INVESTMENT PROFESSIONALS, DETERMINE WHICH SECURITIES ARE INCLUDED IN THE PORTFOLIO.

COMMENTS FROM BRINSON PARTNERS, INC.

    For the period covered by this report--August 1, 1996 through January 31, 1997--the Portfolio returned 22.85% (exclusive of the PACE Program Fee), which outperformed the Wilshire Large Company Value Index return of 20.35%. During this time period, the Portfolio's net assets grew to $128.3 million. Its top five sector allocations as of January 31, 1997 were health care (13.4% of the Portfolio's net assets), non-durables (11.7%), financials/banks (10.9%), capital goods (10.0%), and financial/non-banks (8.8%).

    Contributing to the Portfolio's strong performance during this time period was the banking sector, with both Chase Manhattan (4.8%) and Citicorp (3.7%), two of the Portfolio's top ten holdings, outperforming the market. However, we trimmed our Citicorp position toward the latter part of the period because we believe the current price is approaching its fair value. Litigation concerns negatively impacted tobacco stocks at the beginning of the period, including Philip Morris (3.4%), but the industry rebounded at the end of the period and benefited performance. Other contributors to performance were the cosmetics industry, particularly the Portfolio's holdings in Avon (1.5%), which experienced strong earnings growth from its expansion in emerging markets, technology holdings such as EMC Corporation (1.9%) and Tyson Foods (1.5%).

    The Portfolio has maintained underweight exposure to energy stocks since its inception, which detracted from performance only recently in the fourth quarter of 1996. The pollution control industry, where we hold WMX Technologies (2.1%), was weak as well, and Forest Labs (0.9%), a drug company, which has also underperformed.

    Looking ahead, we continue to find attractive valuations in the banking and insurance industries, where mergers have increased efficiency and raised market share. We continue to hold a meaningful underweight in telephones, where deregulation, new technology, and intensifying competition will continue to pressure profitability. The transportation industry will benefit from regulatory change that enables railroads to shed excess and abandon unprofitable routes. We have exposure to the railroad industry through Burlington Northern Santa Fe (3.6%). We estimate that health care spending by the year 2000 will rise to 16% of GDP from its current level of 14%, which is supported by demographics. Our overweight in health care is concentrated in drug companies that can maintain profitability in an increasingly competitive environment. Finally, electric utilities, where we continue to hold a meaningful underweight in the Portfolio, are likely to suffer from a reduction in regulatory protection.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

    MANAGED BY CHANCELLOR LGT ASSET MANAGEMENT, INC., THE PORTFOLIO'S OBJECTIVE IS CAPITAL APPRECIATION THROUGH INVESTMENT IN EQUITY SECURITIES OF COMPANIES THAT, IN CHANCELLOR'S OPINION, ARE CHARACTERIZED BY AN EARNINGS GROWTH RATE FASTER THAN THAT OF THE S&P 500 INDEX. UNDER NORMAL CONDITIONS, AT LEAST 65% OF TOTAL ASSETS WILL BE INVESTED IN COMMON STOCKS OF COMPANIES WITH TOTAL MARKET CAPITALIZATION OF $2.5 BILLION OR GREATER.

INVESTMENT PROCESS

    CHANCELLOR LGT ASSET MANAGEMENT, INC. SEEKS TO INVEST IN LARGE CAPITALIZATION COMPANIES THAT HAVE SECURE, ABOVE-AVERAGE SECULAR GROWTH PROFILES AND POTENTIAL FOR IMPROVING NEAR-TERM EARNINGS MOMENTUM. STOCK SELECTION IS BASED ON A RANKING SYSTEM THAT WEIGHS FUNDAMENTAL RESEARCH AND QUANTITATIVE AND VALUATION INPUTS IN 40/40/20 PROPORTIONS. CHANCELLOR PURCHASES STOCKS FOR THE PORTFOLIO RANKED IN THE TOP 30% OF THE COMBINED STOCK RANKING AND BUILDS THE PORTFOLIO REFLECTING THE ESTABLISHED INDUSTRY WEIGHTS.

COMMENTS FROM CHANCELLOR LGT ASSET MANAGEMENT, INC.

    For the time period covered by this report--August 1, 1996 through January 31, 1997--the portfolio returned 23.33% (excluding the PACE Program Fee), underperforming the Wilshire Large Company Growth Index return of 26.73%. As of January 31, 1997, the Portfolio's net assets had increased to $113.2 million, and its top five sector allocations were in information processing (19.0% of the Portfolio's net assets), health care (19.0%), electronics (9.0%), finance/banks (7.0%) and aerospace/transportation (7.0%).

    While the Portfolio's performance was strong at the beginning of the period, it lagged during the latter part of the period relative to the benchmark. In the earlier three month period, stocks with positive earnings revisions performed well, which benefited the Portfolio. However, between November and January, the overall stock market's performance was heavily skewed toward liquid, mega large-cap issues, while large cap stocks in the $1B-$10B capitalization range trailed meaningfully. Because we typically equal-weight our holdings, the largest cap issues in the Portfolio are generally underweighted compared to the largest capitalization stocks in the Wilshire Large Cap Growth Index. Therefore, the significant outperformance of the largest cap stocks versus other large- and mid-cap issues adversely affected the Portfolio's performance relative to the Index. Also, the Portfolio's exposure in technology issues (28.0% as of January 31, 1997), more specifically in networking stocks, which represented a sizable overweight relative to the Index, was costly during the period. These networking stocks have high price-to-earnings ratios, fall within the lower range of the large-capitalization stocks, and suffered price declines with changes in sentiment in the technology sector.

    Some of the Portfolio's changes during this period were strategically beneficial. We increased our exposure in electronics by adding Adaptec (1.4%), Motorola (1.1%) and Texas Instruments (1.1%) in light of improving business fundamentals and a favorable outlook for 1997. We raised our exposure to finance-banks by adding Citicorp (1.5%) to the Portfolio in light of improving competitive dynamics and reasonable valuation among money center banks. We lowered our exposure to retail based on weaker-than-expected sales. The Portfolio's position in Federated was eliminated, and we trimmed positions in Dayton Hudson (1.6%) and Kohls Corp. (1.0%).

    Looking ahead, we believe that equities have the potential to produce positive, though less impressive, returns for investors in 1997. Given the 70% rise in the broad market over the last two years, it would not be surprising to see a 3% to 7% correction at some point during the year. However, our large-cap growth focus remains on owning companies where the key business fundamentals are strong and there is a high probability of positive earnings surprises. We expect earnings growth of around 30% for the stocks in the Portfolio.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

    MANAGED BY BRANDYWINE ASSET MANAGEMENT, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION THROUGH INVESTMENT PRIMARILY IN EQUITY SECURITIES THAT, IN BRANDYWINE'S OPINION, ARE UNDERVALUED OR OVERLOOKED IN THE MARKETPLACE AT THE TIME OF PURCHASE, WHICH GENERALLY HAVE BELOW-MARKET AVERAGE PRICE-TO-EARNINGS RATIOS. UNDER NORMAL CONDITIONS, AT LEAST 65% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN COMPANIES WITH TOTAL MARKET CAPITALIZATION OF LESS THAN $2.5 BILLION.

INVESTMENT PROCESS

    BRANDYWINE FIRST NARROWS THE SMALL COMPANY UNIVERSE TO APPROXIMATELY 650 SMALL CAPITALIZATION VALUE STOCKS THROUGH THE USE OF THREE QUANTITATIVE SCREENING CRITERIA: POSITIVE TRAILING 12-MONTH OPERATING EARNINGS; THE LOWEST PRICE-TO-EARNINGS QUARTILE BASED ON THE TRAILING 12-MONTH OPERATING EARNINGS; AND MARKET CAP GREATER THAN $10 MILLION BUT LOWER THAN MEDIAN CAPITALIZATION OF THE NEW YORK STOCK EXCHANGE. A HANDS-ON FUNDAMENTAL REVIEW OF EACH STOCK FURTHER NARROWS THE LIST BY EXCLUDING STOCKS FOR THE FOLLOWING: ADJUSTMENTS TO EARNINGS THAT ELIMINATE NON-OPERATING GAINS, THUS RAISING THE STOCK'S PRICE-TO-EARNINGS RATIO ABOVE THE LOWER QUARTILE; STRONG RECENT PRICE GAINS; OR SEVERE OR SUDDEN FUNDAMENTAL DETERIORATION.

COMMENTS FROM BRANDYWINE ASSET MANAGEMENT, INC.

    For the time period covered by this report--August 1, 1996 through January 31, 1997--the Portfolio's 23.16% return (exclusive of the PACE Program Fee) significantly outperformed the Wilshire Small Company Value Index return of 17.34%. As of January 31, 1997, the Portfolio's net assets had increased to $98.3 million. The top five sector allocations were in finance (32.9% of the Portfolio's net assets), producer manufacturing (12.9%), technology (10.2%), utilities (8.4%) and consumer durables (7.7%).

    Though small cap stocks trailed the market for most of this time period, the Portfolio's strong relative performance was due to a number of factors. We increased our weightings in technology and financials as poor performance early in the year generated attractive valuations. Both these sectors did well in the fourth quarter of 1996 and early 1997, leading to strong Portfolio returns. Financials benefited from lower interest rates and continued consolidation in the bank and insurance fields. The small-cap semiconductor and semiconductor equipment firms we added to the Portfolio rallied on the belief that the semiconductor cycle had bottomed in late 1996. The Portfolio's economically sensitive holdings also performed well as the economy continued to grow with no indications of overheating.

    Over the last two years, the market's exceptional performance has primarily been driven by the very largest stocks. Because many of these stocks have reached rich valuations, we believe that in 1997, smaller cap stocks have a better opportunity to provide superior returns. Within the Portfolio, we have begun to reduce our financial and technology weightings as many of these stocks have risen to our valuation targets. We are increasing our holdings in stocks and sectors, such as utilities, that have lagged the market and are now at attractive valuations.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

    MANAGED BY DELAWARE INVESTMENT ADVISERS, THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION THROUGH INVESTMENT PRIMARILY IN THE COMMON STOCK OF "EMERGING GROWTH" COMPANIES, COMPANIES CHARACTERIZED BY ABOVE-AVERAGE GROWTH OF EARNINGS RATES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN COMMON STOCK OF ISSUERS WITH A TOTAL MARKET CAPITALIZATION OF LESS THAN $2.5 BILLION.

INVESTMENT PROCESS

    DELAWARE INVESTMENT ADVISERS LOOKS FOR COMPANIES EXHIBITING ANNUAL EARNINGS GROWTH OF 25% OR MORE BUT PRICED AT A MODEST PREMIUM TO THE S&P'S MULTIPLE. OTHER IMPORTANT FACTORS IN THE INVESTMENT PROCESS INCLUDE FREE CASH FLOW, STRONG MANAGEMENT WITH INSIDER OWNERSHIP, AND POTENTIAL FOR EARNINGS SURPRISES. COMPANIES ARE IDENTIFIED USING IN-DEPTH FUNDAMENTAL, BOTTOM-UP ANALYSIS.

COMMENTS FROM DELAWARE INVESTMENT ADVISERS

    For the time period covered by this report--August 1, 1996 through January 31, 1997--the Portfolio's total return was 17.59% (exclusive of the PACE Program
Fee), which outperformed the Wilshire Small Company Growth Index return of 16.26%. As of January 31, 1997, the Portfolio's net assets had increased to $94.4 million. The top five sector allocations were in technology (20.4% of the Portfolio's net assets), business services (14.2%), consumer nondurables (13.9%), consumer services (12.9%) and health care (11.0%).

    Though the Portfolio did well against the Index, divergence in performance between large-cap and small-cap issues continued through the period. Slower cash flows into aggressive growth mutual funds, and a record number of new offerings impacted small-cap performance a great deal during the period; yet by the end of the period, the number of new offerings coming to market had somewhat dissipated.

    Significant portfolio changes were made during this reporting period due to a management change. On December 17, 1996, Delaware Investment Advisers assumed management of the Portfolio, replacing Westfield Capital Management Company, Inc. At the start of the period, the Portfolio had been heavily weighted in technology, which was the worst performer in the Index, and cyclicals, which impaired relative performance as premium retailers underperformed discounters in their industry. Changes in the Portfolio included shifting to a moderate overweighting in the technology, business services and consumer services sectors. We continue to seek the best quality companies at reasonable valuations. Fundamentals remain intact for the majority of companies within our universe; however, areas of weakness may be found in certain soft good retailers, the direct sales of personal computers to the consumer, and the health care sector, which turned sluggish in the fourth quarter of 1996.

    Given our outlook for moderate economic growth and stable interest rates, plus the relative undervaluation of small-company growth stocks, we are cautiously optimistic for 1997.

PACE INTERNATIONAL EQUITY INVESTMENTS

    MANAGED BY MARTIN CURRIE INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION THROUGH INVESTMENT IN EQUITY SECURITIES OF COMPANIES DOMICILED OUTSIDE THE UNITED STATES. UNDER NORMAL CONDITIONS, AT LEAST 65% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN EQUITY SECURITIES OF COMPANIES DOMICILED IN THREE OR MORE COUNTRIES OUTSIDE THE U.S. UP TO 10% OF THE PORTFOLIO'S TOTAL ASSETS MAY BE INVESTED IN EMERGING MARKETS.

INVESTMENT PROCESS

    MARTIN CURRIE LOOKS FOR COMPANIES THAT EXHIBIT STRONG FUNDAMENTALS AND ATTRACTIVE VALUATIONS BASED ON ESTIMATES OF FUTURE EARNINGS. COUNTRY ALLOCATION DECISIONS ARE BASED ON CRITERIA THAT INCLUDE ECONOMIC AND POLITICAL STABILITY, THE BREADTH AND LIQUIDITY OF THE MARKET, THE NATURE OF THE LOCAL INVESTOR, CURRENCY OUTLOOK, SETTLEMENT SYSTEM, AND VALUATION. UP TO 75% OF THE FOREIGN CURRENCY EXPOSURE MAY BE HEDGED BACK TO THE U.S. DOLLAR.

COMMENTS FROM MARTIN CURRIE INC.

    For the time period covered by this report--August 1, 1996 through January 31, 1997--the Portfolio's return of 4.93% (exclusive of the PACE Program Fee) significantly outperformed the Morgan Stanley Capital International's Europe, Australia and Far East (MSCI EAFE) Index return of 0.86%. The Portfolio's performance was due in large part to a reduction in the Portfolio's yen hedge, which improved return as the yen depreciated against the dollar, and an increase in our U.K. holdings.

    As of January 31, 1997, the Portfolio's net assets had grown to $69.2 million. The top five country allocations were Japan (17.2% of the Portfolio's net assets), United Kingdom (16.7%), Germany (7.5%), Hong Kong (7.3%) and France (7.3%). The top five sector allocations were in finance (25.0%), consumer (22.5%), capital goods (21.9%), utilities (10.3%) and basic industries (9.9%).

    At the beginning of the period, the Portfolio benefited from its holdings in Continental Europe and the U.K. Continental Europe continued to exhibit strength, particularly in the manufacturing sector, which stands to benefit from a stronger global economy and improved competitiveness through lower exchange rates. Japan continued to be the worst performer of the major markets. Hong Kong led most Asian markets, with both property stocks and the financial sector fueling the rally. The rest of Asia showed sharp declines.

    Continuing through the period, European markets strengthened, boosted by lower bond yields and a firm dollar, as well as continued corporate restructuring. We sold off holdings where valuations had become stretched, such as L'Oreal and Vienna Airport, due to our concerns over their earnings outlook. We continued to add to U.K. holdings, particularly utilities, and maintained an underweight position in financials as we anticipate higher interest rates this year. We continued to reduce our exposure to Japan. Asian markets began to recover during the period, and our overweight position in Hong Kong was beneficial. Here, the real estate market strengthened, and stocks such as Amoy (0.8%) enjoyed a good quarter. We sold all our holdings in the Thai market due to our concerns about the banking system and currency. We expect interest rates in the region to fall a little further, particularly in Malaysia, Indonesia and the Philippines. Latin markets strengthened, and out stock selection in Mexico has centered on domestic plays that have performed well. In addition, we added to our holdings in Venezuela, with the purchase of CanTV (0.7%).

    Looking ahead, we are optimistic that international equities can make further progress. We favor selected markets in the Far East, particularly Hong Kong and India. We will continue to hold positions in Central and South America, where there has been a return in confidence as economies recover. In Continental Europe, we have backed stocks where we see the potential for restructuring, and expect the focus to remain on shareholder value. Finally, we are pessimistic about the outlook for Japan in the absence of strong economic growth.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

    MANAGED BY SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTING, UNDER NORMAL CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF ISSUERS IN THREE OR MORE EMERGING MARKETS.

INVESTMENT PROCESS

    SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. UTILIZES AN EXTENSIVE NETWORK OF REGIONAL SPECIALISTS AND ANALYSTS IN 11 COUNTRIES. THIS LOCAL PRESENCE SUPPORTS AN INTENSIVE COMPANY RESEARCH PROGRAM THAT IS ESSENTIAL IN EMERGING MARKETS. THE PROPRIETARY RESEARCH COMPILED IS THEN USED TO IDENTIFY COMPANIES WHOSE CHARACTERISTICS FALL WITHIN SCHRODER'S CRITERIA, INCLUDING PROFESSIONAL MANAGEMENT, SUSTAINABLE EARNINGS GROWTH, A HIGH DOMESTIC MARKET SHARE, AND CREDIBLE ACCOUNTING STANDARDS.

COMMENTS FROM SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.

    For the time period covered by this report--August 1, 1996 through January 31, 1997--the Portfolio returned 7.48% (exclusive of the PACE Program Fee), which underperformed the MSCI Emerging Markets Free Index return of 9.13%. A large part of this underperformance was due to a significant overweight position in Korea, where the market declined 20.9% for the period as a result of political scandals.

    As of January 31, 1997, the Portfolio's net assets had increased to $38.1 million. The regional allocations as of the same date were: East Asia (39.0% of the Portfolio's net assets), Latin America (29.9%), and Europe/South Africa (21.6%). The top five sector allocations were in services (26.6%), finance (19.9%), energy (17.7%), capital equipment (9.3%) and materials (7.1%).

    The Portfolio's continued strategy has been to emphasize the regional weighting in Asia, since we believe that Asian emerging markets provide long-term investment opportunities, particularly in China. The easing of the austerity program should fuel the pickup in cyclical economic activity. We also anticipate a smooth transition for Hong Kong, which should further benefit China's overall growth. However, performance throughout the region has been extremely varied. During the fall, the best performer was Indonesia, while Korea, India and Thailand fell back on current political pressures. This continued through the winter, with the economy in the Philippines boosting market returns along with Indonesia.

    Latin American markets also turned in a mixed performance, but the Portfolio benefited from an overweight position in Mexico, where inflation has improved expectations and the peso has stabilized, and Brazil, where the market rose in recognition of successful inflation controls. Argentina was positive for most of the period in light of the expectation that the economy is about to emerge from its year-long recession following the Mexican crisis.

    Other countries showing gains over the period include Turkey, which benefited from its government's new economic program that hopes to help cut the budget deficit and keep inflation in check; Poland, though trade remained moderate in the winter; and Israel, which was buoyed by the prospect of strong economic growth for 1997. Poor performers include the Czech Republic, where rumors of a banking crisis depressed the market, and South Africa, due to weak gold prices and a weak Rand.

    Going forward, we have strategically overweighted regionally in Asia. Although there has been a cyclical slowdown in the general economies of this region, emerging Asia remains attractive on a long-term outlook. GDP growth should continue to out-pace those of the developed countries, albeit at a more moderate level. Beginning signs of a cyclical recovery in Japan and continued G7 growth should reignite regional economic activity. But country selectivity is still important. Thailand and Korea are now trading at attractive valuations after suffering from major market corrections, but we remain cautious. Thailand's financial sectors are still shaky, and Korea's political environment is too uncertain to commit to new investments. Taiwan is starting to look expensive, while India is a wait-and-see case depending on election outcome.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Portfolios of Investments

January 31, 1997 (unaudited)
--------------------------------------------------------------------------------
PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                              MATURITY           INTEREST
AMOUNT (000)                                                             DATES               RATES          VALUE
------------                                                       ------------------  -----------------  ----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--17.51%
        $100  U.S. Treasury Note.................................       02/01/97              6.875     % $  100,129
         500  Federal Farm Credit Bank*..........................       06/03/97              5.245          499,960
         605  Federal Home Loan Bank.............................     08/14/97 to       5.810 to 6.050       605,000
                                                                        02/12/98
         100  Federal Home Loan Bank*............................       03/20/97              5.582          100,000
         450  Student Loan Marketing Association.................     11/28/97 to       5.630 to 5.750       450,000
                                                                        01/08/98
         500  Student Loan Marketing Association*................       02/04/97              5.290          500,000
                                                                                                          ----------
Total U.S. Government and Agency Obligations
(cost--$2,255,089)...............................................                                          2,255,089
                                                                                                          ----------
BANK NOTES--7.38%
DOMESTIC--7.38%
         600  Bank America National Trust & Savings Assoc. ......     05/07/97 to       5.500 to 5.520       599,869
                                                                        11/21/97
         150  PNC Bank, N.A.*....................................       02/04/97              5.440          149,970
         200  FCC National Bank..................................       05/12/97              5.500          200,026
                                                                                                          ----------
Total Bank Notes (cost--$949,865)................................                                            949,865
                                                                                                          ----------
CERTIFICATES OF DEPOSIT--15.30%
BANKING--1.94%
         250  Bankers Trust New York Corp.*......................       02/04/97              5.540          250,000
                                                                                                          ----------
YANKEE--13.36%
         600  Dai-Ichi Kangyo Bank Ltd. .........................       02/10/97              5.430          600,003
         600  Industrial Bank of Japan Ltd. .....................       02/06/97        5.500 to 5.540       600,008
         520  Societe Generale...................................     03/31/97 to       5.580 to 6.090       520,042
                                                                        10/21/97
                                                                                                          ----------
                                                                                                           1,720,053
                                                                                                          ----------
Total Certificates of Deposit (cost--$1,970,053).................                                          1,970,053
                                                                                                          ----------
COMMERCIAL PAPER--44.58%
ASSET-BACKED--11.23%
         600  Asset Securitization Cooperative Corp. ............     02/14/97 to       5.340 to 5.400       597,368
                                                                        03/19/97
         325  Falcon Asset Securitization Corp...................       02/03/97              5.370          324,903
         275  Preferred Receivables Funding Corp.................       02/05/97              5.320          274,837
         250  Triple-A One Funding Corp. ........................       03/04/97              5.330          248,853
                                                                                                          ----------
                                                                                                           1,445,961
                                                                                                          ----------
AUTO & TRUCK--4.70%
         605  General Motors Acceptance Corp. ...................       02/03/97              5.360          604,811
                                                                                                          ----------
BANKING--8.53%
         400  BEX America Finance Inc............................       02/07/97              5.350          399,643
         300  BHF Finance (DE) Inc...............................       02/13/97              5.340          299,466
         400  Den Danske Corp. Inc...............................       02/07/97              5.320          399,645
                                                                                                          ----------
                                                                                                           1,098,754
                                                                                                          ----------
FINANCE-CONDUIT--3.10%
         400  Compagnie Bancaire.................................       02/20/97              5.310          398,879
                                                                                                          ----------
FINANCE-DIVERSIFIED--3.10%
         400  Heller Financial Inc...............................       02/13/97              5.360          399,285
                                                                                                          ----------
GENERAL TRADE--2.33%
         300  Mitsubishi International Corp......................       02/11/97              5.380          299,552
                                                                                                          ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                              MATURITY           INTEREST
AMOUNT (000)                                                             DATES               RATES          VALUE
------------                                                       ------------------  -----------------  ----------

COMMERCIAL PAPER--(CONCLUDED)

INSURANCE--7.72%
        $618  ITT Hartford Group Inc. ...........................     02/11/97 to             5.350     % $  616,821
                                                                        02/18/97
         378  St. Paul Companies, Inc............................       02/06/97              5.280          377,723
                                                                                                          ----------
                                                                                                             994,544
                                                                                                          ----------
TELECOMMUNICATIONS--3.87%
         500  Ameritech Capital Funding Corp.....................       02/18/97              5.550          498,690
                                                                                                          ----------
Total Commercial Paper (cost--$5,740,476)........................                                          5,740,476
                                                                                                          ----------
SHORT-TERM CORPORATE OBLIGATIONS--15.37%
BANKING--1.55%
         200  Bankers Trust New York Corp.*......................       02/14/97              5.510          200,000
                                                                                                          ----------
BROKER-DEALER--6.41%
         375  Bear Stearns Companies Inc.........................     04/21/97 to       5.750 to 6.010       375,061
                                                                        07/03/97
         150  Merrill Lynch & Company Inc........................       03/17/97              5.560          150,000
         300  Merrill Lynch & Company Inc.*......................     02/03/97 to       5.430 to 5.530       299,980
                                                                        02/04/97
                                                                                                          ----------
                                                                                                             825,041
                                                                                                          ----------
FINANCE-DIVERSIFIED--5.06%
         150  Associates Corporation of North America............       06/15/97              8.625          151,475
         500  CIT Group Holdings Inc.*...........................       02/03/97        5.330 to 5.350       499,805
                                                                                                          ----------
                                                                                                             651,280
                                                                                                          ----------
FOOD & BEVERAGE--0.80%
         100  Philip Morris Companies Inc........................       12/01/97              9.250          102,847
                                                                                                          ----------
INSURANCE--1.55%
         200  Prudential Funding Corp............................       01/06/98              5.680          200,000
                                                                                                          ----------
Total Short-Term Corporate Obligations (cost--$1,979,168)........                                          1,979,168
                                                                                                          ----------
Total Investments (cost--$12,894,651)--100.14%...................                                         12,894,651
Liabilities in excess of other assets--(0.14)%...................                                            (17,662)
                                                                                                          ----------
Net Assets--100.00%..............................................                                         $12,876,989
                                                                                                          ----------
                                                                                                          ----------

---------------
 * Variable rate securities--maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of January 31, 1997, and reset periodically.

                        Weighted average maturity--62 days

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                             MATURITY           INTEREST
AMOUNT (000)                                                            DATES               RATES           VALUE
------------                                                      ------------------  -----------------  -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--20.76%
     $ 3,615  GNMA II ARM.......................................     11/20/21 to        6.000 to 7.000%  $ 3,682,205
                                                                       04/20/24
      11,750  GNMA TBA..........................................         TBA                 7.500        11,775,697
       1,371  GNMA..............................................     08/15/21 to             7.500         1,336,381
                                                                       04/20/24
                                                                                                         -----------
Total Government National Mortgage Association Certificates
  (cost--$16,640,424)...........................................                                          16,794,283
                                                                                                         -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--29.79%
       1,111  FHLMC.............................................       08/01/25              6.500         1,064,298
      22,625  FHLMC Gold 30 Year TBA............................         TBA           6.000 to 7.500     22,102,809
         936  FHLMC ARM.........................................       02/01/26              6.919           936,911
                                                                                                         -----------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$24,001,621)...........................................                                          24,104,018
                                                                                                         -----------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES--2.12%
         966  FHA Project Note..................................       05/01/17              7.880           971,688
         737  FHA Project Note..................................       08/01/20              7.430           747,447
                                                                                                         -----------
Total Federal Housing Administration Certificates
  (cost--$1,767,568)............................................                                           1,719,135
                                                                                                         -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--26.06%
         316  FHLMC Series 1347, Class HC.......................       12/15/21              4.250           242,135
       1,088  FHLMC Series 1360, Class PE.......................       12/15/17              3.500           974,772
         209  FHLMC Series 1502, Class PXZ......................       04/15/23              7.000           181,115
         591  FHLMC Series 1552, Class C........................       05/15/11              5.000           589,321
         352  FHLMC Series 1585, Class C........................       08/15/10              4.500           350,114
         650  FHLMC Series 159, Class H.........................       09/15/21              4.500           537,829
       2,696  FHLMC Series 1609, Class C........................       02/15/11              5.000         2,686,148
         497  FHLMC Series 1628, Class KZ.......................       12/15/23              6.250           405,491
         239  FHLMC Series 1628, Class LZ.......................       12/15/23              6.500           195,030
         936  FHLMC Series 1640, Class F (FRN)..................       10/15/07              5.900           936,503
         117  FHLMC Series 1658, Class GZ.......................       01/15/24              7.000            99,339
         352  FHLMC Series 1694, Class Z........................       03/15/24              6.500           294,143
         334  FHLMC Series 1755, Class J........................       02/15/11              6.000           333,497
          82  FHLMC Series 1775B, Class Z.......................       03/15/25              8.500            84,741
         636  FHLMC Series 1808, Class ZK.......................       02/15/24              6.800           510,721
       6,945  FHLMC Series 1927, Class PA.......................       11/15/04              6.500         6,966,703
          71  FHLMC Series 23, Class KZ.........................       11/25/23              6.500            58,462
         478  FHLMC Series 1534, Class Z........................       06/15/23              5.000           313,441
          56  FNMA Series 1993 - 250, Class Z...................       12/25/23              7.000            50,945
         102  FNMA REMIC Trust 1992 - 147, Class PD.............       12/25/13              6.000           101,276
         899  FNMA REMIC Trust 1992 - 48, Class E...............       04/25/03              7.300           899,738
         980  FNMA REMIC Trust 1993 - 037, Class PXZ............       03/25/23              7.000           831,523
         400  FNMA REMIC Trust 1994 - 81, Class PB..............       05/25/10              6.500           399,159
         165  FNMA REMIC Trust 1992 - 129, Class L..............       07/25/22              6.000           143,603
         463  Prudential Home Mortgage 1993 - 29, Class A 8.....       08/25/08              6.750           436,183
         172  Prudential Home Mortgage 1993 - 43, Class A1......       10/25/23              5.400           169,193
       1,123  Prudential Home Mortgage Pass Thru Series 1993-54,
                Class A19.......................................       01/25/24              6.500           864,839
         791  Resolution Trust Corporation Series 1993, Class
                A2..............................................       09/25/19              6.770           789,454
         635  Resolution Trust Corporation Series 1995C1, Class
                A3..............................................       02/25/27              5.950           634,799
                                                                                                         -----------
Total Collateralized Mortgage Obligations (cost--$21,003,190)...                                          21,080,217
                                                                                                         -----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                             MATURITY           INTEREST
AMOUNT (000)                                                            DATES               RATES           VALUE
------------                                                      ------------------  -----------------  -----------
STRIPPED MORTGAGE-BACKED SECURITIES--1.24%
    $  2,789  FHLMC Series 1583, Class IB***....................       11/15/13              7.000      (1) $   121,139
         325  FHLMC Series 1700, Class D**......................       02/15/24              5.057     +     266,314
         683  FHLMC Series 173-F**..............................       06/15/21              5.978     +     618,646
                                                                                                         -----------
Total Stripped Mortgage-Backed Securities (cost--$977,087)......                                           1,006,099
                                                                                                         -----------
COMMERCIAL PAPER--25.51%
       2,800  Amoco Corp........................................       03/19/97              5.270         2,779,845
       1,000  Dupont E. I. De Nemours & Co. ....................       04/09/97              5.270           989,706
       3,500  Ford Motor Credit Co..............................       04/09/97              5.320         3,463,971
       3,000  General Motors Acceptance Corp....................       03/31/97              5.350         2,973,257
       1,500  National Rural Utilities Co-op Financial Corp.....     02/19/97 to       5.290 to 5.310      1,495,023
                                                                       03/24/97
       3,500  New Center Asset Trust............................       04/02/97              5.300         3,467,677
       1,000  Procter & Gamble Co...............................       03/26/97              5.270           991,592
       1,000  Shell Oil Co. ....................................       03/26/97              5.280           991,592
       3,500  Southwestern Public Services Co. .................       03/07/97              5.320         3,482,414
                                                                                                         -----------
Total Commercial Paper (cost--$20,641,848)......................                                          20,635,077
                                                                                                         -----------
LONG-TERM U.S. GOVERNMENT OBLIGATIONS--12.22%
       9,825  U.S. Treasury Notes (cost--$9,835,627)............     07/31/00 to       6.125 to 7.000      9,882,894
                                                                       07/15/06
                                                                                                         -----------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--18.90%
       4,500  Federal Home Loan Mortgage Discount Notes.........     02/26/97 to       5.230 to 5.390      4,478,965
                                                                       04/16/97
      10,900  Federal National Mortgage Association Discount
                Notes...........................................     02/13/97 to       5.230 to 5.260     10,797,911
                                                                       06/16/97
          15  U.S. Treasury Bills ++............................       05/01/97              5.020            14,814
                                                                                                         -----------
Total Short-Term U.S. Government Obligations
  (cost--$15,296,450)...........................................                                          15,291,690
                                                                                                         -----------
REPURCHASE AGREEMENTS--3.86%
       2,600  Repurchase Agreement dated 01/31/97 with Goldman
                Sachs, collateralized by $2,664,024 U.S.
                Treasury Notes, 12.375% due 05/15/04; proceeds:
                $2,601,176 (cost--$2,600,000)...................       02/03/97              5.430         2,600,000
         524  Repurchase Agreement dated 01/31/97 with State
                Street Bank & Trust Company, collateralized by
                $540,937 U.S. Treasury Notes, 11.250% due
                02/15/15; proceeds: $524,207 (cost--$524,000)...       02/03/97              4.750           524,000
                                                                                                         -----------
Total Repurchase Agreements (cost--$3,124,000)..................                                           3,124,000
                                                                                                         -----------
Total Investments (cost--$113,287,815)--140.46%.................                                         113,637,413
Liabilities in excess of other assets--(40.46)%.................                                         (32,732,169)
                                                                                                         -----------
Net Assets--100.00%.............................................                                         $80,905,244
                                                                                                         -----------
                                                                                                         -----------

---------------
** Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

*** Interest Only Security--This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

+       Estimated yield to maturity at January 31, 1997.

++      Entire or partial amount pledged as collateral for futures transactions.

ARM Adjustable Rate Mortgage--The interest rate shown is the current rate as of January 31, 1997.

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Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

FRN   Floating Rate Note--The interest rate shown is as of January 31, 1997.

REMIC Real Estate Mortgage Investment Conduit

TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/-1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

(1)     Annualized Yield at date of purchase was 9.05%

FUTURES CONTRACTS

    NUMBER OF                                                                         IN        EXPIRATION    UNREALIZED
    CONTRACTS                          CONTRACTS TO RECEIVE                      EXCHANGE FOR      DATE      APPRECIATION
-----------------  ------------------------------------------------------------  -------------  -----------  -------------
            8      10 year U.S. Treasury Notes.................................    $ 870,250     March 1997    $   7,250
                                                                                                                  ------
                                                                                                                  ------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MATURITY            INTEREST
AMOUNT (000)                                                           DATES                RATES           VALUE
------------                                                     ------------------  -------------------  ----------
U.S. GOVERNMENT OBLIGATIONS--45.48%
     $24,325  U.S. Treasury Notes (cost--$24,590,763)..........     07/31/98 to        5.625 to 7.500%    $24,558,820
                                                                      10/15/06
                                                                                                          ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--8.19%
         826  GNMA.............................................     12/15/01 to              9.000           868,107
                                                                      01/15/02
         473  GNMA.............................................     07/15/04 to              9.500           503,568
                                                                      09/15/04
         957  GNMA.............................................       12/15/25               7.500           958,730
       2,062  GNMA.............................................     10/20/25 to              6.500         2,094,401
                                                                      07/20/26
                                                                                                          ----------
Total Government National Mortgage Association Certificates
  (cost--$4,419,072)...........................................                                            4,424,806
                                                                                                          ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--10.39%
       5,124  FHLMC............................................     01/01/25 to              8.000         5,230,213
                                                                      11/01/25
         383  FHLMC............................................       12/01/99               5.500           380,473
                                                                                                          ----------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$5,657,244)...........................................                                            5,610,686
                                                                                                          ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--2.12%
       1,130  FNMA (cost--$1,152,672)..........................     06/01/10 to              7.500         1,147,483
                                                                      09/01/10
                                                                                                          ----------
COLLATERALIZED MORTGAGE OBLIGATIONS--12.51%
         850  Aetna Commercial Mortgage Corp...................       12/26/30               6.590           842,297
         193  American Southwest Financial Co..................       03/01/18               9.000           199,193
         489  FDIC REMIC Trust Series 1994 Class A.............       09/25/25               7.850           495,460
         478  FHLMC Series 1865 Class VA.......................       12/15/10               7.500           480,101
         500  FHLMC Series 1497 Class O........................       10/15/22               7.000           484,060
         194  FHLMC Series 1588 Class TB.......................       06/15/23               6.500           183,761
          50  FHLMC Series 171 Class G.........................       04/15/04               9.000            50,560
         500  FNMA REMIC Trust 1993-241, Class PC***...........       08/25/19               5.180      +    488,947
         220  FNMA REMIC Trust 1990-9, Class D.................       08/25/18               8.500           221,902
         184  FNMA REMIC Trust 1991-04, Class E................       09/25/05               8.250           188,134
         675  FNMA REMIC Trust 1993-70, Class C................       03/25/18               6.900           666,556
         985  LB Mortgage Trust................................       03/25/12               8.000         1,005,612
         400  Merrill Lynch Trust..............................       08/01/18               9.450           411,546
       1,000  Westam Mortgage Financial Corp...................       12/01/18               9.400         1,036,831
                                                                                                          ----------
Total Collateralized Mortgage Obligations (cost--$6,774,848)...                                            6,754,960
                                                                                                          ----------
ASSET-BACKED SECURITIES--1.15%
         600  UCFC Loan Trust (cost--$599,437).................       11/15/27               8.200           621,375
                                                                                                          ----------
CORPORATE NOTES--10.71%
         500  Citicorp MTN.....................................       02/01/00               8.800           500,000
         347  Continental Bank NA..............................     04/01/01 to       11.250 to 12.500       381,716
                                                                      07/01/01
         535  Countrywide Funding Corp. MTN....................       09/16/03               7.450           548,353
         400  Ford Motor Credit Corp...........................       11/19/99               7.500           411,041
         250  Health Care Properties Investments Inc...........       02/15/06               6.500           235,602
         200  ITT Corp.........................................       03/01/06               8.750           205,268
         625  K Mart Corp. MTN.................................     08/01/97 to        7.240 to 8.700        611,035
                                                                      07/06/99
         325  Kimco Realty Corp................................       10/01/03               6.500           311,760
         305  Lucent Technologies Inc..........................       07/15/06               7.250           310,850
         490  Mellon Bank......................................       06/01/03               6.750           485,316
         245  New Plan Realty Trust Corp.......................       04/06/05               7.750           251,821
       1,015  New York State Electric & Gas Corp...............     02/01/20 to              9.875         1,069,140
                                                                      05/01/20
          83  Resolution Trust Corp............................       02/25/27               6.550            82,648
         380  Structured Asset Securities Corp.................       02/25/28               5.751           377,267
                                                                                                          ----------
Total Corporate Notes (cost--$5,795,110).......................                                            5,781,817
                                                                                                          ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MATURITY            INTEREST
AMOUNT (000)                                                           DATES                RATES           VALUE
------------                                                     ------------------  -------------------  ----------
FOREIGN CURRENCY DENOMINATED ISSUES--1.73%
   DEM 1,500  Federal Republic of Germany (cost--$1,025,560)...       01/05/06               6.000      % $  935,139
                                                                                                          ----------
REPURCHASE AGREEMENT--5.76%
      $3,108  Repurchase Agreement dated 01/31/97 with State
                Street Bank & Trust Company, collateralized by
                $3,170,432 U.S. Treasury Notes, 11.250% due
                02/15/15; proceeds: $3,109,230
                (cost--$3,108,000).............................       02/03/97               4.750         3,108,000
                                                                                                          ----------
Total Investments (cost--$53,122,706)--98.04%..................                                           52,943,086
Other assets in excess of liabilities--1.96%...................                                            1,058,293
                                                                                                          ----------
Net Assets--100.00%............................................                                           $54,001,379
                                                                                                          ----------
                                                                                                          ----------

---------------
*** Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

+    Estimated yield to maturity at January 31, 1997

MTN Medium Term Note

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE STRATEGIC FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                            MATURITY            INTEREST
   (000)                                                              DATES               RATES           VALUE
------------                                                    ------------------  ------------------  ----------
MORTGAGE-BACKED SECURITIES--54.98%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--6.50%
      $1,492  GNMA ARM........................................       10/20/24               7.000     % $1,529,222
       1,937  GNMA ARM........................................       01/20/26               5.500        1,916,358
         396  GNMA ARM........................................       11/20/23               7.000          405,957
                                                                                                        ----------
Total Government National Mortgage Association Certificates
  (cost--$3,841,581)..........................................                                           3,851,537
                                                                                                        ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--1.61%
       1,000  FHLMC Gold 30 Year TBA (cost--$950,313).........         TBA                  6.500          955,312
                                                                                                        ----------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES--5.30%
       1,457  FHA.............................................       10/01/20               7.430        1,478,177
         990  FHA.............................................       12/01/21               7.430          975,239
         680  FHA.............................................       08/01/20               7.430          689,951
                                                                                                        ----------
Total Federal Housing Administration Certificates
  (cost--$3,193,423)..........................................                                           3,143,367
                                                                                                        ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--19.56%
       2,029  FNMA ARM........................................       12/01/26               4.834        1,891,744
         460  FNMA ARM........................................       03/01/27               6.084          456,450
         492  FNMA ARM........................................       08/01/28               6.084          488,232
          47  FNMA ARM........................................       12/01/17               7.375           49,070
       5,000  FNMA TBA........................................         TBA                  6.124        4,967,187
       1,000  FNMA TBA........................................         TBA                  6.500          954,686
       3,000  FNMA TBA........................................         TBA                  6.000        2,782,500
                                                                                                        ----------
Total Federal National Mortgage Association Certificates
  (cost--$11,663,230).........................................                                          11,589,869
                                                                                                        ----------
COLLATERALIZED MORTGAGE OBLIGATIONS--17.94%
         584  Bear Stearns Mortgage Securities Incorporated
                ARM...........................................       05/25/23               7.020          585,884
         455  California Federal Bank Series 1990 BN1, Class
                A-ARM.........................................       08/25/30               6.540          452,675
         500  Federal National Mortgage Association REMIC.....       05/25/22               5.000          435,409
         368  Federal National Mortgage Association REMIC.....       07/25/22               7.000          342,252
       1,000  FHLMC Series 1278 Class K.......................       05/15/22               7.000          930,802
         100  FHLMC Series 1366 Class H.......................       08/15/07               6.000           95,093
          29  FHLMC Series 1367 Class KA......................       09/15/22               6.500           26,118
         133  FHLMC Series 1502 Class PX-Z....................       04/15/23               7.000          114,744
         686  FHLMC Series 1503 Class PZ......................       05/15/23               7.000          621,889
         407  FHLMC Series 1534 Class Z.......................       06/15/23               5.000          266,425
         614  FHLMC Series 1548 Class Z.......................       07/15/23               7.000          521,407
         895  FHLMC Series 1562 Class Z.......................       07/15/23               7.000          757,497
         136  FHLMC Series 1611 Class I.......................       02/15/23               6.000          128,180
          66  FHLMC Series 1614 Class QZ......................       11/15/23               6.500           54,721
         637  FHLMC Series 1628 Class KZ......................       12/15/23               6.250          520,215
         470  FHLMC Series 1628 Class LZ......................       12/15/23               6.500          383,095
         243  FHLMC Series 1694 Class Z.......................       03/15/24               6.500          202,788
         246  FHLMC-GNMA Series 15 Class PZ...................       07/25/23               7.000          202,878
         246  FHLMC Series 23 Class KZ........................       11/25/23               6.500          201,594
         164  FNMA REMIC Trust 1991 65 Class Z................       06/25/21               6.500          143,866
          75  FNMA REMIC Trust 1992 118 Class K...............       09/25/08               7.500           76,486
         160  FNMA REMIC Trust 1992 129 Class L...............       07/25/22               6.000          139,251
          81  FNMA REMIC Trust 1992 G36 Class Z...............       07/25/22               7.000           80,440
          68  FNMA REMIC Trust 1993 37 Class PXZ..............       03/25/23               7.000           57,652
         106  FNMA REMIC Trust 1993 56 Class PZ...............       05/25/23               7.000           94,382
          66  FNMA REMIC Trust 1993 60 Class Z................       05/25/23               7.000           56,034
         109  FNMA REMIC Trust 1993 70 Class Z................       05/25/23               6.900           89,881

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Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE STRATEGIC FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                            MATURITY            INTEREST
   (000)                                                              DATES               RATES           VALUE
------------                                                    ------------------  ------------------  ----------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)
       $ 315  FNMA REMIC Trust 1993 96 Class PZ...............       06/25/23               7.000     % $  284,825
         279  FNMA REMIC Trust 1993 122 Class L...............       01/25/23               6.500          251,804
          76  FNMA REMIC Trust 1993 149 Class L...............       08/25/23               6.000           69,596
         120  FNMA REMIC Trust 1993 160 Class ZB..............       09/25/23               6.500          103,319
         115  FNMA REMIC Trust 1993 163 Class ZA..............       09/25/23               7.000          101,420
          81  FNMA REMIC Trust 1993 199 Class Z...............       10/25/23               7.000           67,974
         597  FNMA Remic Trust 1993 65 Class ZZ...............       06/25/13               7.000          552,158
         122  FNMA REMIC Trust 1993 40 Class Z................       12/25/23               6.500           97,964
         119  FNMA REMIC Trust 1994 23 Class PXZ..............       08/25/23               6.000           90,979
         150  Residential Funding Mortgage Series 1993-S30,
                Class A9......................................       08/25/23               7.500          141,702
       1,000  Resolution Trust Corporation Mortgage Series
                92-C1 Class B ARM.............................       08/25/23               7.500        1,018,488
         310  U.S. Department of Veteran Affairs Vendee
                Mortgage Trust Series 1993-3, Class 2ZA.......       06/15/20               6.500          271,414
                                                                                                        ----------
Total Collateralized Mortgage Obligations
  (cost--$10,456,358).........................................                                          10,633,301
                                                                                                        ----------
STRIPPED MORTGAGE-BACKED SECURITIES--4.07%
         928  FHLMC Series 1625 Class GA***...................       01/15/08               6.000     (1)     76,775
       1,366  FHLMC Series 173-F **...........................       06/15/21               5.979     +  1,237,292
           5  FNMA REMIC Trust 1993 134 Class EA***...........       11/25/05            1159.746     (2)    103,483
       1,217  FNMA REMIC Trust 1993 201 Class JA***...........       09/25/21               6.500     (3)    191,519
       3,227  FNMA REMIC Trust 1993 201 Class JC***...........       05/25/19               6.500     (4)    799,565
                                                                                                        ----------
Total Stripped Mortgage-Backed Securities
(cost--$2,383,805)............................................                                           2,408,634
                                                                                                        ----------
Total Mortgage-Backed Securities (cost--$32,488,710)..........                                          32,582,020
                                                                                                        ----------
CORPORATE BONDS--7.85%
         500  AMR Corp........................................       02/01/01              10.000          554,706
         450  Continental Cablevision Inc. ...................       06/01/07              11.000          513,473
         200  Gulf States Utilities Co........................       07/01/98               9.720          206,212
         500  Niagara Mohawk Power Co. .......................       04/01/24               7.875          440,011
       1,300  RJR Nabisco Inc. ...............................       12/01/02               8.625        1,335,642
       1,000  Time Warner Inc. ...............................       06/15/05               7.750        1,005,300
         500  United Air Lines Inc............................       11/27/12              10.360          595,998
                                                                                                        ----------
Total Corporate Bonds (cost--$4,633,811)......................                                           4,651,342
                                                                                                        ----------
COMMERCIAL PAPER--34.51%
         200  American Telephone & Telegraph Co. .............       02/10/97               5.390          199,731
       2,100  Bellsouth Telecommunications Inc. ..............       02/04/97               5.430        2,099,050
       2,500  The Coca Cola Co................................       03/25/97               5.280        2,480,933
         800  Electricite de France...........................     04/28/97 to              5.300          789,403
                                                                     04/29/97
       1,100  KFW International Finance Inc...................     02/14/97 to        5.310 to 5.320     1,096,707
                                                                     03/26/97
       1,500  Kimberly-Clark Corp.............................       02/12/97               5.420        1,497,516
       3,900  National Rural Utilities Corp. .................     03/20/97 to        5.280 to 5.290     3,867,861
                                                                     04/01/97
         800  New Center Asset Trust..........................       02/12/97               5.410          798,678
       2,500  Procter & Gamble Co.............................       04/14/97               5.280        2,472,372
       1,000  Queensland Treasury Corp........................       03/10/97               5.330          994,522
       2,300  Shell Oil Co. ..................................       03/26/97               5.280        2,282,121
       1,900  Wool International..............................       04/24/97               5.330        1,876,126
                                                                                                        ----------
Total Commercial Paper (cost--$20,458,456)....................                                          20,455,020
                                                                                                        ----------
LONG-TERM U.S. GOVERNMENT OBLIGATIONS--0.19%
         115  U.S. Treasury Bonds (cost--$112,780)............       08/15/26               6.750          113,778
                                                                                                        ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE STRATEGIC FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT
   (000)                                                                                                  VALUE
------------                                                                                            ----------
OPTIONS--0.53%
      $2,800  Call-U.S. Treasury Notes, due 11/15/05 Par Value
                $2,800,000, price $88.97, expiring 02/19/97
                (cost--$219,625)..............................                                          $  194,348
   DEM 2,000  Call-Bundesrepublic (5); 6.875%, due 06/11/03
                Par Value DEM 2,000,000, price DEM 98.65,
                expiring 03/11/97 (cost--$115,803)............                                             120,259
                                                                                                        ----------
Total Options (cost--$335,428)................................                                             314,607
                                                                                                        ----------
                                                                     MATURITY            INTEREST
                                                                      DATES               RATES
                                                                ------------------  ------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--17.51%
      $1,800  Federal Home Loan Mortgage Discount Notes.......     02/03/97 to       5.370 to 5.410%     1,794,764
                                                                     02/24/97
         265  U.S. Treasury Bills ++..........................     03/06/97 to        4.900 to 5.020       263,053
                                                                     05/01/97
       8,300  U.S. Treasury Notes.............................     07/31/97 to        5.875 to 6.000     8,318,238
                                                                     08/31/97
                                                                                                        ----------
Total Short-Term U.S. Government Obligations
(cost--$10,353,692)...........................................                                          10,376,055
                                                                                                        ----------
REPURCHASE AGREEMENT--2.00%
       1,183  Repurchase Agreement dated 01/31/97 with State
                Street Bank & Trust Company, collateralized by
                $1,209,595 U.S. Treasury Notes, 11.250% due
                02/15/15; proceeds: $1,183,468
                (cost--$1,183,000)............................       02/03/97               4.750        1,183,000
                                                                                                        ----------
Total Investments (cost--$69,565,877)--117.57%................                                          69,675,822
Liabilities in excess of other assets--(17.57)%...............                                          (10,410,086)
                                                                                                        ----------
Net Assets--100.00%...........................................                                          $59,265,736
                                                                                                        ----------
                                                                                                        ----------

---------------
** Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
*** Interest Only--This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being paid and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+       Estimated yield to maturity at January 31, 1997.
++      Entire or partial amount pledged as collateral for futures transactions.
ARM Adjustable Rate Mortgage--The interest rate shown is the current rate as of January 31, 1997.
REMIC Real Estate Mortgage Investment Conduit
TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/- 1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1)     Annualized yield at date of purchase was 8.33%
(2)     Annualized yield at date of purchase was 10.48%
(3)     Annualized yield at date of purchase was 8.31%
(4)     Annualized yield at date of purchase was 8.13%
(5)     Principal amount denoted in indicated currency: DEM--German
Deutschemarks

WRITTEN OPTIONS OPEN
                    PRINCIPAL
                     AMOUNT       UNDERLYING     EXPIRATION  EXERCISE
                   OF OPTIONS      CONTRACT        DATE        PRICE       VALUE
                   -----------  ---------------  ---------  -----------  ---------
Put..............                                March
                    $  10,000   Eurodollar       1998        $   93.50   $   1,271
                                                                         ---------
                                                                         ---------


FUTURES CONTRACTS

   NUMBER OF                                                                         IN       EXPIRATION    UNREALIZED
   CONTRACTS                         CONTRACTS TO RECEIVE                       EXCHANGE FOR     DATE      DEPRECIATION
---------------  -------------------------------------------------------------  ------------  -----------  ------------
         153     10 year U.S. Treasury Notes..................................   $16,643,531  March 1997     $(156,969)
          15     30 year U.S. Treasury Bonds..................................   $1,671,563   March 1997       (23,437)
                                                                                                           ------------
                                                                                                             $(180,406)
                                                                                                           ------------
                                                                                                           ------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                MATURITY          INTEREST
   (000)                                                                   DATES             RATES          VALUE
------------                                                          ---------------  -----------------  ----------
MUNICIPAL BONDS AND NOTES--90.32%
ALABAMA--0.63%
       $ 155  Pell City Alabama Industrial Development Board Revenue
                Shelby Steel Fabricators (Letter of Credit--South
                Trust Bank)*........................................     09/01/01             7.700     % $  155,363
                                                                                                          ----------
ARIZONA--0.30%
          65  Pima County Arizona Hospital Revenue St. Joseph
                Hospital Project (Escrow to Maturity)...............     01/01/09             7.500           73,503
                                                                                                          ----------
ARKANSAS--1.60%
         100  Arkansas State Development Finance Authority (MBIA
                Insured)............................................     10/01/16             5.100           98,892
          25  Pulaski County Arkansas Residental Housing Single
                Family (Escrow to Maturity).........................     06/01/10             7.250           28,013
         248  Springdale Arkansas Residential Housing Mortgage
                Series A (FNMA Collateralized)......................     09/01/11             7.650          266,780
                                                                                                          ----------
                                                                                                             393,685
                                                                                                          ----------
CALIFORNIA--13.39%
         205  California Statewide Community Housing Senior Lien
                (FHA Insured).......................................     09/01/00             5.000          207,470
         125  Inglewood California Residential Rehabilitation
                (Escrow to Maturity)................................     08/01/10             7.500          141,324
         490  Lancaster California Redevelopment Agency Multi Family
                High Valley Apartments (FHA Insured)................     12/01/05             5.250          487,913
         700  Los Angeles California Community Redevelopment Agency
                Monterey Hills Redevelopment Project B..............     12/01/22             8.650          783,020
          40  Palmdale California Residential Mortgage (Escrow to
                Maturity)...........................................     11/01/12             9.250           51,833
         275  Sacramento California Utility District Electric
                (Escrow to Maturity)................................     03/01/10             6.750          299,921
         230  Sacramento California Utility District Electric White
                Rock Project (Escrow to Maturity)...................     05/01/10             6.800          251,484
       1,045  Vista California Multi Family Housing Pepperwood
                Apartments (Mandatory put 06/01/05 @ par)
                (FNMA Collateralized)...............................     06/01/25             5.700        1,075,618
                                                                                                          ----------
                                                                                                           3,298,583
                                                                                                          ----------
COLORADO--2.99%
         125  Colorado Health Facilities Authority Rose Medical
                Center (Escrow to Maturity).........................     09/01/08             7.125          135,794
         600  Colorado Housing Finance Authority Single Family
                Progam Subordinated*................................     11/01/04             5.750          601,428
                                                                                                          ----------
                                                                                                             737,222
                                                                                                          ----------
DELAWARE--0.94%
         240  Seaford Delaware Economic Development Seaford
                Association Project.................................     01/01/04             6.375          230,753
                                                                                                          ----------
FLORIDA--3.01%
         190  Altamonte Springs Florida Health Facilities Authority
                Revenue (Escrow to Maturity)........................     10/01/09             8.750          231,361
         100  Dade County Florida Educational Facilities Authority
                Revenue (Letter of Credit-Sun Bank).................     01/01/02             5.150          101,951

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                MATURITY          INTEREST
   (000)                                                                   DATES             RATES          VALUE
------------                                                          ---------------  -----------------  ----------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

FLORIDA--(CONCLUDED)
       $  95  Lee County Florida Capital Bonds (Escrow to Maturity)
                (MBIA Insured)......................................     10/01/05             9.500     % $  114,141
          85  Lee County Florida Southwest Florida (Escrow to
                Maturity) (MBIA Insured)............................     10/01/09             8.625          105,295
          55  Orange County Florida Health Facilities Authority
                Southern Adv Hospital (Escrow to Maturity)..........     10/01/09             8.750           66,745
          75  Pasco County Florida MBIA West Pasco Water and Sewer
                Unit (Escrow to Maturity) (MBIA Insured)............     08/01/08             6.375           81,244
          35  Plantation Florida Health Facilities (Escrow to
                Maturity)...........................................     06/01/09             8.000           40,201
                                                                                                          ----------
                                                                                                             740,938
                                                                                                          ----------
GEORGIA--2.51%
         600  Marietta Georgia Housing Authority Muti Family Housing
                Refunding Ridge Part Apartments Project A (Mandatory
                put 06/01/05 @ par) (FNMA Collateralized)...........     06/01/25             5.700          619,212
                                                                                                          ----------
ILLINOIS--6.09%
          25  Belleville Illinois St. Clair County (Escrow to
                Maturity)...........................................     11/01/09             7.250           27,808
         120  Granite City Illinois Hospital Facility Revenue
                (Escrow to Maturity)................................     01/01/08             7.000          131,021
         350  Greater Peoria Illinois Airport Authority (AMBAC
                Insured)*...........................................     12/01/07             6.700          386,236
         325  Illinois Health Facilities Authority Revenue Methodist
                Medical Center (Escrow to Maturity).................     10/01/10             9.000          393,448
         505  Illinois Health Facilities Authority Revenue
                Ravenswood Hospital (Escrow to Maturity)............     08/01/06             7.250          562,166
                                                                                                          ----------
                                                                                                           1,500,679
                                                                                                          ----------
INDIANA--3.78%
         430  Fort Wayne Indiana Hospital Authority Revenue Parkview
                Memorial Hospital (Escrow to Maturity)..............     01/01/05             6.500          460,749
         440  Indianapolis Indiana Economic Development Revenue Knob
                In The Woods Project (Mandatory put 12/01/04 @ 100)
                (FNMA Collateralized)...............................     12/01/24             6.375          469,674
                                                                                                          ----------
                                                                                                             930,423
                                                                                                          ----------
KENTUCKY--0.11%
          25  Kentucky State Revenue Turnpike Authority Resources
                Recovery Road Revenue (Escrow to Maturity)..........     07/01/09             7.200           28,196
                                                                                                          ----------
LOUISIANA--4.26%
         155  East Baton Rouge Louisiana Single Family Authority
                Authority Single Family Mortgage Series C...........     04/01/32             7.000          161,036
         110  East Baton Rouge Parish Louisiana Womans Hospital
                Foundation (Escrow to Maturity).....................     10/01/08             7.200          122,378
         385  Jefferson Parish Louisiana Hospital Service District
                No.001 Hospital Revenue (Escrow to Maturity)........     01/01/09             7.250          437,691
         285  Louisiana State Health Education Authority Alton
                Ochsner Medical Foundation (Escrow to Maturity).....     05/01/05             8.750          327,998
                                                                                                          ----------
                                                                                                           1,049,103
                                                                                                          ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                MATURITY          INTEREST
   (000)                                                                   DATES             RATES          VALUE
------------                                                          ---------------  -----------------  ----------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

MAINE--0.11%
        $ 25  Maine Health & High Educational Facilities Hospital
                St. Mary's General Hospital (Pre-Refunded 07/01/99 @
                102)................................................     07/01/09             8.500     % $   27,263
                                                                                                          ----------
MICHIGAN--6.07%
         655  Detroit Michigan Water Supply Systems Revenue (Escrow
                to Maturity)........................................     01/01/05             8.875          761,392
          85  Michigan Municipal Bond Authority Revenue Wayne County
                Project (Escrow to Maturity) (MBIA Insured).........     12/01/02             7.400           93,933
          80  Michigan State Hospital Finance Authority Revenue
                Harper Grace Hospital (Escrow to Maturity)..........     05/01/09             7.125           91,167
         160  Michigan State Hospital Finance Authority Revenue
                Mount Carmel Mercy Hospital (Escrow to Maturity)....     08/01/05             7.500          175,509
         245  Michigan State Housing Development Authority*.........     12/01/12             7.650          256,240
         110  Petoskey Michigan Hospital Finance Authority (Escrow
                to Maturity)........................................     03/01/07             6.700          117,862
                                                                                                          ----------
                                                                                                           1,496,103
                                                                                                          ----------
MINNESOTA--1.67%
         200  Coon Rapids Minnesota Hospital Revenue Health Central
                Incorporated (Escrow to Maturity)...................     08/01/08             7.625          223,540
         184  Eden Prairie Minnesota Multi Family Housing (GNMA
                Collateralized).....................................     01/20/06             5.500          188,311
                                                                                                          ----------
                                                                                                             411,851
                                                                                                          ----------
MISSOURI--1.27%
         300  St Louis County Missouri Single Family Housing (AMBAC
                Insured)............................................     10/01/16             9.250          312,741
                                                                                                          ----------
NEBRASKA--4.25%
       1,000  Nebraska Higher Education Learning Program*...........     12/01/02             6.700        1,047,930
                                                                                                          ----------
NEW JERSEY--3.27%
          90  New Jersey Health Care Facilities Financing St
                Barnabas Medical Center (Escrow to Maturity)........     07/01/11             7.000           98,606
         155  New Jersey State Highway Garden State Parkway (Escrow
                to Maturity)........................................     01/01/11             6.600          167,540
         390  New Jersey State Highway Garden State Parkway (Escrow
                to Maturity)........................................     01/01/11             6.500          424,382
          30  Secaucus New Jersey Municipal Utilities Authority
                Sewer Revenue (Escrow to Maturity)..................     12/01/08             6.875           32,927
          75  South Jersey Port Corporation (Escrow to Maturity)....     01/01/11             6.625           82,016
                                                                                                          ----------
                                                                                                             805,471
                                                                                                          ----------
NEW MEXICO--1.23%
          50  Albuquerque New Mexico Residental Mortgage Revenue
                (Escrow to Maturity)................................     03/01/04             7.000           54,165
         250  Taos County New Mexico Hospital (Asset Guaranty
                Insurance)..........................................     05/15/02             5.000          248,950
                                                                                                          ----------
                                                                                                             303,115
                                                                                                          ----------
NORTH CAROLINA--0.24%
          50  North Carolina Medical Care Facility Stanley County
                Hospital (Escrow to Maturity).......................     10/01/09             7.600           58,265
                                                                                                          ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                MATURITY          INTEREST
   (000)                                                                   DATES             RATES          VALUE
------------                                                          ---------------  -----------------  ----------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

OHIO--1.64%
        $ 45  Franklin County Ohio Hospital Revenue (Escrow to
                Maturity)...........................................     12/01/08             7.400     % $   50,628
         110  Ohio Housing Finance Agency Single Family Mortgage
                (GNMA Collateralized)*..............................     09/01/21             7.850          116,347
         190  Ohio State Water Development Authority Revenue (Escrow
                to Maturity)........................................     12/01/10             9.375          237,200
                                                                                                          ----------
                                                                                                             404,175
                                                                                                          ----------
OKLAHOMA--2.05%
         425  McAlester Oklahoma Public Works Authority Revenue (FSA
                Insured)............................................     12/01/04             8.250          506,222
                                                                                                          ----------
PENNSYLVANIA--8.29%
         140  Allegheny County Pennsylvania Industrial Commercial
                Development MPB Association.........................     12/01/04             6.750          139,872
          25  Bethlehem Center School District Pennsylvania (Escrow
                to Maturity)........................................     11/01/00             6.200           25,487
          35  Caln Township Pennsylvania Municipal Sewer Revenue
                (Escrow to Maturity)................................     01/01/09             5.700           35,875
           5  Chester County Pennsylvania Hospital Authority Revenue
                (Escrow to Maturity)................................     07/01/09             7.500            5,681
          95  Conneaut Pennsylvania School District (Escrow to
                Maturity) (AMBAC Insured)...........................     05/01/02             9.250          107,791
         905  Delaware County Pennsylvania Industrial Development
                Authority Revenue Resources Recovery (Letter of
                Credit--Bank of America)............................     12/01/13             8.100          945,481
         550  Horizon Hospital Systems Authority Pennsylvania
                Revenue Horizon Hospital Systems Inc................     05/15/26             6.350          544,016
         115  Montgomery County Pennsylvania Higher Education Beaver
                College (Escrow to Maturity)........................     10/01/00             6.750          118,872
         110  Unity Township Pennsylvania Municipal Authority GTD
                (Escrow to Maturity)................................     05/01/08             6.600          119,327
                                                                                                          ----------
                                                                                                           2,042,402
                                                                                                          ----------
SOUTH CAROLINA--0.92%
         205  Charleston County South Carolina Hospital Facility
                Roper Hospital (Escrow to Maturity).................     10/01/11             7.000          225,568
                                                                                                          ----------
TENNESSEE--2.32%
         280  Knox County Tennessee Health Educational & Hospital
                Facility St. Mary's Medical Center (Escrow to
                Maturity)...........................................     08/01/03             7.250          301,571
         265  La Follette Tennessee Housing Development Corp. (FHA/
                MBIA Insured).......................................     01/01/05             5.400          269,423
                                                                                                          ----------
                                                                                                             570,994
                                                                                                          ----------
TEXAS--7.68%
         410  Galveston County Texas Housing Finance Corp. Single
                Family Mortgage Revenue.............................     04/01/15             9.750          441,787
         235  Houston Texas Airport Systems Revenue (Escrow to
                Maturity)...........................................     07/01/10             7.600          269,040
       1,500  Southeast Texas Housing Finance Corp. ................     12/01/16             7.625     #    360,165

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                MATURITY          INTEREST
   (000)                                                                   DATES             RATES          VALUE
------------                                                          ---------------  -----------------  ----------

MUNICIPAL BONDS AND NOTES--(CONCLUDED)

TEXAS--(CONCLUDED)
      $  800  Texas State Department Housing and Community Housing
                Senior Dallas/Fort Worth Series A...................     07/01/06             6.000     % $  821,952
                                                                                                          ----------
                                                                                                           1,892,944
                                                                                                          ----------
UTAH--7.93%
         205  Salt Lake City Utah Hospital Revenue (Escrow to
                Maturity)...........................................     06/01/09             7.350          231,824
         645  Salt Lake County Utah Multi Family Housing James
                Pointe Apartment (Mandatory put 10/01/05 @ par)
                (Asset Guaranty Insurance)..........................     10/01/25             5.500          655,165
         190  Salt Lake County Utah Water Conservation (Escrow to
                Maturity) (MBIA Insured)............................     10/01/02            10.875          224,922
         145  Utah State Housing Finance Agency (AMBAC Insured).....     07/01/07             5.650          147,506
         125  Utah State Housing Finance Agency (AMBAC Insured).....     07/01/07             5.650          126,712
         560  Utah State Housing Finance Agency (AMBAC Insured).....     07/01/08             5.900          566,300
                                                                                                          ----------
                                                                                                           1,952,429
                                                                                                          ----------
VIRGINIA--1.02%
         250  King George County Virginia Industrial Development
                Elementary School Project...........................     08/01/98             4.875          250,120
                                                                                                          ----------
WEST VIRGINIA--0.75%
         165  Kanawha County West Virginia Building Commission
                Revenue St. Francis Hospital (Escrow to Maturity)...     12/01/07             7.500          184,698
                                                                                                          ----------
Total Municipal Bonds and Notes (cost--$21,914,972).................                                      22,249,951
                                                                                                          ----------
TAX EXEMPT COLLATERALIZED MORTGAGE OBLIGATIONS--1.74%
         430  FHA Insured Trust 1996-01, Class A1 (FHA Insured)
                (cost--$429,509)....................................     11/01/06             6.100          429,509
                                                                                                          ----------
 NUMBER OF
   SHARES
------------
MONEY MARKET FUNDS--4.99%
   1,230,000  Seven Seas Money Market Fund* (cost--$1,230,000)......                                       1,230,000
                                                                                                          ----------
Total Investments (cost--$23,574,481)--97.05%.......................                                      23,909,460
Other assets in excess of liabilities--2.95%........................                                         726,782
                                                                                                          ----------
Net Assets--100.00%.................................................                                      $24,636,242
                                                                                                          ----------
                                                                                                          ----------

---------------
#       Annualized yield at date of purchase

*       Security subject to Alternative Minimum Tax

AMBAC American Municipal Bond Assurance Corporation

FHA    Federal Housing Authority

FNMA  Federal National Mortgage Association

FSA    Financial Security Assurance

GNMA  Government National Mortgage Association

MBIA   Municipal Bond Investors Assurance

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE GLOBAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                               MATURITY           INTEREST
   (000)*                                                                DATES               RATES          VALUE
------------                                                       ------------------  -----------------  ----------
LONG-TERM DEBT SECURITIES--71.42%
AUSTRIA--3.71%
 JPY 198,000  Oest Kontrollbank..................................       09/19/98              6.500     % $1,800,445
                                                                                                          ----------
BRAZIL--0.88%
   USD   551  Federal Republic of Brazil.........................       04/15/14              5.000          428,330
                                                                                                          ----------
CANADA--5.63%
       3,474  Government of Canada...............................     06/01/07 to       4.250 to 7.250     2,733,509
                                                                        12/01/21
                                                                                                          ----------
DENMARK--2.59%
       8,273  Kingdom of Denmark.................................       11/10/24              7.000        1,258,203
                                                                                                          ----------
GERMANY--15.09%
      11,007  Federal Republic of Germany........................     05/15/00 to       5.875 to 6.500     6,988,311
                                                                        01/04/24
         495  Treuhandanstalt....................................       10/01/02              7.750          343,486
                                                                                                          ----------
                                                                                                           7,331,797
                                                                                                          ----------
ITALY--8.01%
   5,625,000  Republic of Italy..................................     02/01/99 to       7.750 to 10.500    3,892,243
                                                                        11/01/06
                                                                                                          ----------
JAPAN--7.17%
     206,000  Euro Investor Bank (1).............................       07/16/98              4.250        1,796,734
     185,000  Japan Development Bank.............................       10/01/99              5.000        1,689,329
                                                                                                          ----------
                                                                                                           3,486,063
                                                                                                          ----------
MEXICO--2.12%
   USD   250  Banco Nacional De Obras............................       11/15/03              9.625          258,282
   USD   750  United Mexican States..............................       01/15/07              9.875          772,735
                                                                                                          ----------
                                                                                                           1,031,017
                                                                                                          ----------
POLAND--1.00%
         875  Government of Poland...............................       10/27/24              3.000          487,813
                                                                                                          ----------
SWEDEN--1.60%
       5,200  Kingdom of Sweden..................................       08/15/07              8.000          777,328
                                                                                                          ----------
UNITED KINGDOM--12.38%
       3,665  United Kingdom Gilt................................     12/07/05 to       7.500 to 8.500     6,014,770
                                                                        12/07/06
                                                                                                          ----------
UNITED STATES--10.45%
         385  American Express...................................       12/15/03              6.800          390,775
       1,203  U.S. Treasury Bonds................................     08/15/02 to       6.500 to 7.500     1,173,530
                                                                        11/15/26
       3,451  U.S. Treasury Notes................................     08/15/02 to       6.375 to 7.000     3,516,059
                                                                        10/15/06
                                                                                                          ----------
                                                                                                           5,080,364
                                                                                                          ----------
VENEZUELA--0.79%
         500  Republic of Venezuela..............................       03/31/20              6.750          385,625
                                                                                                          ----------
Total Long-Term Debt Securities (cost--$35,708,409)..............                                         34,707,507
                                                                                                          ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE GLOBAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                               MATURITY           INTEREST
   (000)*                                                                DATES               RATES          VALUE
------------                                                       ------------------  -----------------  ----------
TIME DEPOSITS--10.05%
       6,039  Canadian Time Deposit..............................       02/03/97              2.875     % $4,483,632
       2,988  Sweden Time Deposit................................       02/06/97              4.000          402,191
                                                                                                          ----------
Total Time Deposits (cost--$4,885,823)...........................                                          4,885,823
                                                                                                          ----------
REPURCHASE AGREEMENT--16.48%
       8,009  Repurchase Agreement dated 01/31/97 with State
                Street Bank & Trust Company, collateralized by
                $8,169,880 U.S. Treasury Bonds, 11.250% due
                02/15/15; proceeds: $8,012,170
                (cost--$8,009,000)...............................       02/03/97              4.750        8,009,000
                                                                                                          ----------
Total Investments (cost--$48,603,232)--97.95%....................                                         47,602,330
Other assets in excess of liabilities--2.05%.....................                                            992,056
                                                                                                          ----------
Net Assets--100.00%..............................................                                         $48,594,386
                                                                                                          ----------
                                                                                                          ----------

---------------

*  In local currency unless otherwise indicated
(1) "Supranational" security denominated in Japanese yen.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                       UNREALIZED
                                                         CONTRACT TO     IN EXCHANGE      MATURITY    APPRECIATION
                                                           DELIVER           FOR            DATES     (DEPRECIATION)
                                                         ------------  ----------------  -----------  -------------
Australian Dollars.....................................     1,715,487  U.S.$  1,308,105    02/28/97     $  41,983
Canadian Dollars.......................................       154,448  U.S.$    114,844    02/28/97        (2,025)
German Deutschemarks...................................     2,250,000  U.S.$  1,377,879    02/28/97        41,454
German Deutschemarks...................................     1,510,000  U.S.$    924,710    02/28/97        32,913
German Deutschemarks...................................     3,760,582  U.S.$  2,302,945    02/28/97        58,760
German Deutschemarks...................................       711,207  U.S.$    435,536    02/28/97         2,453
German Deutschemarks...................................     4,633,502  U.S.$  2,837,512    02/28/97        12,488
German Deutschemarks...................................     1,558,274  U.S.$    954,689    02/28/97        (3,583)
German Deutschemarks...................................     4,003,978  U.S.$  2,451,998    02/28/97        95,784
Danish Kronas..........................................     3,173,771  U.S.$    509,070    02/28/97        23,979
Pound Sterling.........................................     1,517,947  U.S.$  2,430,870    02/28/97       104,368
Italian Lira...........................................  3,155,843,025 U.S.$  1,957,755    02/28/97        88,703
Italian Lira...........................................  4,069,719,051 U.S.$  2,524,687    02/28/97       (13,010)
Japanese Yen...........................................     6,102,113  U.S.$     50,524    02/28/97         2,650
Netherland Guilders....................................     4,392,922  U.S.$  2,395,327    02/28/97       116,349
Netherland Guilders....................................     2,842,488  U.S.$  1,532,982    02/04/97         6,076
U.S. Dollars...........................................     1,308,105   AUD   1,715,487    02/28/97        (9,389)
U.S. Dollars...........................................       930,143   AUD   1,219,417    02/04/97        10,540
U.S. Dollars...........................................     4,718,890    DEM  7,705,687    02/28/97      (223,822)
U.S. Dollars...........................................     2,839,764    DEM  4,637,178    02/28/97       (10,236)
U.S. Dollars...........................................     2,433,631    DEM  3,973,985    02/28/97      (101,607)
U.S. Dollars...........................................       914,276   ESP 126,693,530    02/28/97       (43,347)
U.S. Dollars...........................................        12,359    GBP      7,718    02/28/97          (606)
U.S. Dollars...........................................     2,407,648   GBP   1,503,446    02/28/97      (140,134)
U.S. Dollars...........................................     2,269,458  JPY  274,099,416    02/28/97       (92,247)
U.S. Dollars...........................................     2,534,061   NLG   4,647,354    02/28/97        22,385
U.S. Dollars...........................................     1,532,982   NLG   2,842,488    02/04/97       (13,950)
U.S. Dollars...........................................     1,404,920   NOK   9,089,550    02/28/97       (14,414)
                                                                                                      -------------
                                                                                                        $  (7,485)
                                                                                                      -------------
                                                                                                      -------------

CURRENCY TYPE ABBREVIATIONS:

AUD -  Australian Dollars
DEM -  German Deutschemarks
ESP -  Spanish Pesetas
GBP -  British Pounds
JPY  -  Japanese Yen
NLG -  Netherlands Guilders
NOK -  Danish Kronas

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                       VALUE
---------                                                 -------------

COMMON STOCKS--96.55%
AGRICULTURE, FOOD & BEVERAGE--7.73%
  13,600   CPC International, Inc.......................  $   1,045,500
  24,600   Coca-Cola Enterprises Inc....................      1,399,125
  33,400   Nabisco Holdings Corp........................      1,277,550
  36,400   Phillip Morris Companies Inc.................      4,327,050
  55,200   Tyson Foods Inc..............................      1,869,900
                                                          -------------
                                                              9,919,125
                                                          -------------
BANKS--10.58%
  66,600   Chase Manhattan Corp.........................      6,160,500
  40,300   Citicorp.....................................      4,689,912
  12,700   Comerica Inc.................................        725,488
   6,000   First American Corp Tennessee................        367,500
   5,900   First of America Bank Corp...................        351,050
  28,100   U.S. Bancorp.................................      1,280,306
                                                          -------------
                                                             13,574,756
                                                          -------------
CHEMICALS--1.34%
   7,400   Eastman Chemical Co..........................        404,225
   6,800   Geon Co......................................        127,500
  50,400   Lyondell Petrochemical Co....................      1,184,400
                                                          -------------
                                                              1,716,125
                                                          -------------
COMPUTER HARDWARE--6.37%
  63,000   EMC Corp.*...................................      2,386,125
  12,300   Seagate Technology Inc.*.....................        633,450
  87,900   Xerox Corp...................................      5,153,137
                                                          -------------
                                                              8,172,712
                                                          -------------
COMPUTER SOFTWARE--0.16%
  11,000   Filenet Corp.*...............................        210,375
                                                          -------------
CONSUMER DURABLES--1.30%
  48,200   Masco Corp...................................      1,662,900
                                                          -------------
DEFENSE/AEROSPACE--3.60%
  50,266   Lockheed Martin Corp.........................      4,624,472
                                                          -------------
DIVERSIFIED RETAIL--0.69%
  26,900   Federated Department Stores Inc.*............        884,338
                                                          -------------
DRUGS & MEDICINE--9.10%
  47,300   Allergan Inc.................................      1,673,237
  46,100   Alza Corp.*..................................      1,331,138
  23,175   Covance Inc.*................................        437,428
  31,300   Forest Labs Inc.*............................      1,181,575
  18,600   Genzyme Corp.*...............................        520,800
  58,700   Pharmacia & Upjohn Inc.......................      2,186,575
  17,200   Rhone-Poulenc Rorer Inc......................      1,294,300
  40,400   Schering Plough Corp.........................      3,055,250
                                                          -------------
                                                             11,680,303
                                                          -------------
ELECTRIC UTILITIES--2.77%
  50,400   CMS Energy Corp..............................      1,688,400
  38,900   Centerior Energy Corp........................        418,175
  63,000   PECO Energy Co...............................      1,449,000
                                                          -------------
                                                              3,555,575
                                                          -------------
ENVIRONMENTAL SERVICES--2.91%
  30,200   Browning Ferris Industries, Inc..............        981,500
  75,200   WMX Technologies Inc.........................      2,754,200
                                                          -------------
                                                              3,735,700
                                                          -------------
FINANCIAL SERVICES--3.11%
  61,800   Aon Corp.....................................      3,993,825
                                                          -------------

NUMBER OF
 SHARES                                                       VALUE
---------                                                 -------------

FOREST PRODUCTS, PAPER--2.37%
  26,500   James River Corp.............................  $     851,312
  19,200   Kimberly Clark Corp..........................      1,872,000
  11,050   Westvaco Corp................................        323,213
                                                          -------------
                                                              3,046,525
                                                          -------------
FOOD RETAIL--0.72%
  19,400   Kroger Co.*..................................        926,350
                                                          -------------
FREIGHT - AIR, SEA & LAND--2.74%
  68,600   Federal Express Corp.*.......................      3,515,750
                                                          -------------
HEAVY MACHINERY--0.70%
  20,300   Harnischfeger Industries Inc.................        900,813
                                                          -------------
HOTELS--0.33%
  26,400   Choice Hotels Holdings Inc.*.................        422,400
                                                          -------------
HOUSEHOLD PRODUCTS--1.97%
  30,400   Avon Products Inc............................      1,907,600
  45,200   Dial Corp....................................        621,500
                                                          -------------
                                                              2,529,100
                                                          -------------
INFORMATION & COMPUTER SERVICES--3.78%
  45,000   Automatic Data Processing Inc................      1,861,875
  51,720   First Data Corp..............................      1,861,920
  22,900   Interpublic Group Companies Inc..............      1,130,687
                                                          -------------
                                                              4,854,482
                                                          -------------
LEISURE--2.42%
 110,225   Mattel Inc...................................      3,100,078
                                                          -------------
LIFE INSURANCE--2.71%
  22,900   CIGNA Corp...................................      3,472,212
                                                          -------------
LONG DISTANCE PHONE COMPANIES--0.25%
  16,000   360 Communications Co*.......................        316,000
                                                          -------------
MANUFACTURING-GENERAL--2.20%
  24,400   Pentair Inc..................................        771,650
  19,400   Timken Co....................................        999,100
  20,300   York International Corp......................      1,050,525
                                                          -------------
                                                              2,821,275
                                                          -------------
MANUFACTURING-HIGH TECHNOLOGY--0.74%
  18,400   Boston Technology Inc.*......................        570,400
   8,500   Comverse Technology Inc.*....................        382,500
                                                          -------------
                                                                952,900
                                                          -------------
MEDIA--1.77%
  91,500   General Instrument Corp.*....................      2,276,062
                                                          -------------
MEDICAL PRODUCTS--1.20%
  28,600   Bard CR Inc..................................        807,950
  18,500   Beckman Instruments Inc. New.................        730,750
                                                          -------------
                                                              1,538,700
                                                          -------------
MEDICAL PROVIDERS--4.61%
  92,900   Corning Inc..................................      3,309,562
  34,100   Health Care & Retirement Corp.*..............        882,337
  31,200   Manor Care Inc...............................        795,600
  11,638   Quest Diagnostics Inc*.......................        183,299
  24,100   Vencor Inc.*.................................        738,063
                                                          -------------
                                                              5,908,861
                                                          -------------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                       VALUE
---------                                                 -------------
COMMON STOCKS--(CONCLUDED)
MINING & METALS--0.57%
  18,500   Birmingham Steel Corp........................  $     367,688
  13,560   Martin Marietta Inc..........................        361,035
                                                          -------------
                                                                728,723
                                                          -------------
MOTOR VEHICLES--2.89%
  68,100   Goodyear Tire & Rubber Co. ..................      3,711,450
                                                          -------------
OIL REFINING--3.57%
  73,700   Enron Corp...................................      3,040,125
  52,516   Ultramar Diamond Shamrock....................      1,542,657
                                                          -------------
                                                              4,582,782
                                                          -------------
OTHER INSURANCE--2.74%
  28,300   Aetna Inc....................................      2,235,700
   6,700   Allstate Corp................................        440,525
  14,400   Old Republic International Corp..............        387,000
  21,400   USF&G Corp...................................        452,075
                                                          -------------
                                                              3,515,300
                                                          -------------
PUBLISHING--1.84%
  30,800   Gannett Inc. ................................      2,360,050
                                                          -------------
RAILROADS--3.59%
  52,700   Burlington Northern Santa Fe Inc. ...........      4,611,250
                                                          -------------
NUMBER OF
 SHARES                                                       VALUE
---------                                                 -------------

RESTAURANTS--0.16%
  18,700   Brinker International Inc.*..................  $     203,363
                                                          -------------
SERVICES--0.56%
  45,300   Viad Corp. ..................................        713,475
                                                          -------------
SPECIALTY RETAIL--1.90%
  21,100   Circuit City Stores, Inc. ...................        741,138
  36,500   CVS Corp. ...................................      1,578,625
   5,205   Footstar Inc.*...............................        117,763
                                                          -------------
                                                              2,437,526
                                                          -------------
WIRELESS TELECOMMUNICATIONS--0.56%
  46,500   Nextel Communications Inc.*..................        714,938
                                                          -------------
Total Common Stocks (cost--$106,874,065)                    123,890,571
                                                          -------------
PREFERRED STOCKS--0.77%
TOBACCO--0.77%
 150,100   RJR Nabisco Holdings Corp.
             (cost--$944,653)...........................        994,412
                                                          -------------

 PRINCIPAL
  AMOUNT                                                                 MATURITY         INTEREST
   (000)                                                                   DATES            RATES
-----------                                                           ---------------  ---------------
U.S. GOVERNMENT OBLIGATIONS--0.14%
 $     180   U.S. Treasury Bills + (cost--$177,759).................     05/01/97      4.970 to 5.063%      177,759
                                                                                                        -----------
REPURCHASE AGREEMENT--2.14%
     2,742   Repurchase Agreement dated 01/31/97 with State Street
             Bank & Trust Company, collateralized by $2,797,080 U.S.
             Treasury Bonds, 11.250% due 02/15/15; proceeds:
             $2,743,085 (cost--$2,742,000)..........................     02/03/97           4.750         2,742,000
                                                                                                        -----------
Total Investments (cost--$110,738,477)--99.60%.....................                                     127,804,742
Other assets in excess of liabilities--0.40%........................                                        512,289
                                                                                                        -----------
Net Assets--100.00%.................................................                                    $128,317,031
                                                                                                        -----------
                                                                                                        -----------

---------------
*     Non-income producing security
+     Entire or partial amount pledged as collateral for futures transactions.

FUTURES CONTRACTS

NUMBER OF                                                                    IN         EXPIRATION     UNREALIZED
CONTRACTS                      CONTRACTS TO RECEIVE                     EXCHANGE FOR       DATE       APPRECIATION
----------  ----------------------------------------------------------  ------------  --------------  -------------
    6       March 1997 S&P 500 Futures Contracts......................   $2,362,500     March 1997        $33,200
                                                                                                      -------------
                                                                                                      -------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                      VALUE
---------                                                 ------------

COMMON STOCKS--94.80%
AGRICULTURE, FOOD & BEVERAGE--3.08%
  29,300   Phillip Morris Companies Inc.................  $  3,483,037
                                                          ------------
APPAREL, RETAIL--0.85%
  24,300   TJX Companies Inc. ..........................       965,925
                                                          ------------
APPAREL, TEXTILES--0.94%
  25,300   Liz Claiborne, Inc. .........................     1,065,763
                                                          ------------
BANKS--7.02%
  25,300   BankAmerica Corp.............................     2,824,112
  11,900   Chase Manhattan Corp.........................     1,100,750
  14,500   Citicorp.....................................     1,687,438
  21,600   NationsBank Corp.............................     2,332,800
                                                          ------------
                                                             7,945,100
                                                          ------------
CHEMICALS--7.43%
  24,700   Allied-Signal Inc. ..........................     1,735,175
  25,400   Grace W R & Co. .............................     1,263,650
  31,700   Hercules, Inc................................     1,398,762
  71,200   Monsanto Co. ................................     2,696,700
  28,400   Praxair Inc..................................     1,317,050
                                                          ------------
                                                             8,411,337
                                                          ------------
COMPUTER HARDWARE--11.12%
  58,500   3Com Corp.*..................................     3,926,812
  37,400   Adaptec Inc.*................................     1,636,250
  44,700   Ascend Communications Inc.*..................     3,112,238
   3,600   Cascade Communications Corp.*................       143,100
  21,100   Cisco Systems Inc.*..........................     1,471,725
  26,400   Compaq Computer Corp.*.......................     2,293,500
                                                          ------------
                                                            12,583,625
                                                          ------------
COMPUTER SOFTWARE--5.94%
  37,800   Fore Systems*................................     1,100,925
  23,400   Microsoft Corp.*.............................     2,386,800
  41,500   Peoplesoft Inc.*.............................     2,261,750
  38,200   Rational Software Corp.*.....................       969,325
                                                          ------------
                                                             6,718,800
                                                          ------------
DEFENSE/AEROSPACE--1.81%
  29,300   United Technologies Corp. ...................     2,043,675
                                                          ------------
DIVERSIFIED RETAIL--2.52%
  47,200   Dayton Hudson Corp. .........................     1,775,900
  27,700   Kohls Corp.*.................................     1,076,838
                                                          ------------
                                                             2,852,738
                                                          ------------
DRUGS & MEDICINE--11.64%
  23,200   American Home Products Corp..................     1,470,300
  15,000   Bristol-Myers Squibb Co. ....................     1,905,000
  31,300   Lilly, Eli & Co. ............................     2,727,012
  41,700   Merck & Company, Inc.........................     3,784,275
  16,600   Pfizer Inc...................................     1,541,725
  23,100   Schering Plough Corp.........................     1,746,938
                                                          ------------
                                                            13,175,250
                                                          ------------
ENVIRONMENTAL SERVICES--1.02%
  31,600   WMX Technologies Inc.........................     1,157,350
                                                          ------------

NUMBER OF
 SHARES                                                      VALUE
---------                                                 ------------

FINANCIAL SERVICES--4.56%
  32,200   Student Loan Marketing Assoc.................  $  3,505,775
  17,000   Textron Inc..................................     1,655,375
                                                          ------------
                                                             5,161,150
                                                          ------------
HOTELS--3.82%
  57,500   Hilton Hotels Corp...........................     1,638,750
  38,400   Hospitality Franchise Systems, Inc.*.........     2,688,000
                                                          ------------
                                                             4,326,750
                                                          ------------
HOUSEHOLD PRODUCTS--4.70%
  30,700   Avon Products Inc............................     1,926,425
  41,600   Gillette Co..................................     3,390,400
                                                          ------------
                                                             5,316,825
                                                          ------------
INDUSTRIAL SERVICES/SUPPLIES--1.63%
  74,350   CUC International Inc.*......................     1,840,163
                                                          ------------
INFORMATION & COMPUTER SERVICES--2.74%
  27,980   First Data Corp..............................     1,007,280
  33,500   HBO & Co.....................................     2,097,937
                                                          ------------
                                                             3,105,217
                                                          ------------
LIFE INSURANCE--2.69%
  58,166   The Travelers Group, Inc.....................     3,046,444
                                                          ------------
MANUFACTURING-GENERAL--1.06%
  28,100   Sundstrand Corp..............................     1,204,788
                                                          ------------
MANUFACTURING-HIGH TECHNOLOGY--3.57%
  22,000   Honeywell, Inc...............................     1,586,750
  18,900   Motorola Inc.................................     1,289,925
  33,950   Thermo Electron Corp.*.......................     1,158,544
                                                          ------------
                                                             4,035,219
                                                          ------------
MEDICAL PRODUCTS--4.98%
  25,400   Boston Scientific Corp.*.....................     1,733,550
  37,600   Guidant Corp.................................     2,096,200
  26,300   Medtronic, Inc...............................     1,801,550
                                                          ------------
                                                             5,631,300
                                                          ------------
MEDICAL PROVIDERS--1.40%
  54,500   Service Corporation International............     1,580,500
                                                          ------------
RAILROADS--0.93%
  12,000   Burlington Northern Santa Fe Inc. ...........     1,050,000
                                                          ------------
RESTAURANTS--1.34%
  43,800   Boston Chicken Inc.*.........................     1,516,575
                                                          ------------
SEMICONDUCTOR--4.89%
  26,300   Intel Corp. .................................     4,267,175
  16,100   Texas Instruments, Inc.......................     1,261,837
                                                          ------------
                                                             5,529,012
                                                          ------------
SPECIALTY RETAIL--3.12%
  37,000   Corporate Express*...........................     1,248,750
  25,600   Home Depot, Inc..............................     1,267,200
  21,100   Sears Roebuck & Co. .........................     1,012,800
                                                          ------------
                                                             3,528,750
                                                          ------------
Total Common Stocks (cost--$88,339,821).................   107,275,293
                                                          ------------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                 MATURITY         INTEREST
  (000)                                                                    DATE             RATE           VALUE
----------                                                            ---------------  ---------------  -----------
REPURCHASE AGREEMENT--5.16%
    $5,835  Repurchase Agreement dated 01/31/97 with State Street
              Bank & Trust Company, collateralized by $5,952,210
              U.S. Treasury Bonds, 11.250% due 02/15/15; proceeds:
              $5,837,310 (cost--$5,835,000).........................     02/03/97          4.750%       $ 5,835,000
                                                                                                        -----------
Total Investments (cost--$94,174,821)--99.96%.......................                                    113,110,293
Other assets in excess of liabilities--0.04%........................                                         46,140
                                                                                                        -----------
Net Assets--100.00%.................................................                                    $113,156,433
                                                                                                        -----------
                                                                                                        -----------

---------------
* Non-income producing security

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER
  OF
SHARES                                               VALUE
------                                            -----------
COMMON STOCKS--94.39%
AGRICULTURE, FOOD & BEVERAGE--0.69%
2,100   Alpine Lace Brands Inc.*................  $    13,125
3,500   Cagle's Inc.............................       51,625
2,157   ERLY Industries Inc.*...................       17,256
1,700   Hain Food Group Inc.*...................        8,394
12,900  International Multifoods Inc............      232,200
9,500   Nash Finch Co...........................      199,500
8,400   Orange Company, Inc. New................       67,200
3,500   Suprema Specialties Inc.*...............       17,500
5,300   Sylvan, Inc.*...........................       66,912
                                                  -----------
                                                      673,712
                                                  -----------
AIRLINES--1.18%
14,900  ASA Holdings Inc........................      335,250
12,200  Alaska Air Group Inc.*..................      263,825
20,600  America West Holding Corp.*.............      306,425
3,400   MTL Inc.*...............................       75,225
23,800  Mesa Air Group Inc.*....................      157,675
5,400   Sunrise Leasing Corp....................       21,600
                                                  -----------
                                                    1,160,000
                                                  -----------
ALCOHOL--0.03%
3,000   Todhunter International Inc.*...........       25,500
                                                  -----------
APPAREL, RETAIL--0.29%
4,100   American Eagle Outfitters*..............       37,925
1,500   Catherines Stores Corp.*................        8,250
22,300  Cato Corp. New*.........................       89,200
4,400   Designs, Inc.*..........................       26,400
14,400  Syms Corp.*.............................      127,800
                                                  -----------
                                                      289,575
                                                  -----------
APPAREL, TEXTILES--1.57%
1,125   Conso Products Co.*.....................       14,203
7,600   Culp, Inc...............................      122,550
1,333   Decorator Industies, Inc................       14,496
10,500  Dyersburg Corp..........................       72,188
6,400   Finlay Enterprises Inc..................       94,400
5,100   Galey & Lord Inc.*......................       93,075
11,000  Guilford Mills, Inc.....................      317,625
3,200   Hampshire Group, Ltd.*..................       43,200
28,000  Hartmarx Corp.*.........................      164,500
22,000  Justin Industries Inc...................      239,250
4,300   Maxwell Shoe Inc.*......................       31,713
7,300   Pillowtex Corp..........................      131,400
4,700   Quiksilver Inc.*........................      110,450
9,300   Worldtex, Inc.*.........................       91,837
                                                  -----------
                                                    1,540,887
                                                  -----------
BANKS--8.68%
1,900   Amcore Financial Inc....................       45,363
1,500   American Bank Inc.......................       41,625
10,300  Bancorpsouth Inc........................      280,675
4,600   Banknorth Group Inc.....................      187,450
5,250   CFX Corp.*..............................       93,187
3,806   CVB Financial Corp......................       70,887
5,700   Capital Bancorp Florida.................      188,100
10,100  Citizens Banking Corp...................      303,000
11,200  Colonial Bancgroup Inc..................      466,200
7,665   Commerce Bancorp, Inc...................      228,992
5,100   Community First Bankshares Inc..........      142,162
9,300   Corus Bank Shares Inc...................      304,575
12,000  Cullen Frost Bankers Inc................      419,250
2,200   Evergreen Bancorp Inc...................       34,650
8,600   F & M National Corp.....................      170,925
4,100   First Citizens Bancshares, Inc..........      303,400
5,000   First Western Bancorp Inc...............      136,250
4,700   Firstbank Illinois Co...................      165,675
7,015   Hancock Holding Co......................      275,339

NUMBER
  OF
SHARES                                               VALUE
------                                            -----------

BANKS--(CONCLUDED)
8,858   HUBCO Inc...............................  $   220,343
1,725   Interchange Financial Services Inc......       48,300
4,800   Irwin Financial Corp....................      136,800
18,300  Magna Group Inc.........................      542,137
3,500   Mark Twain Banc Shares Inc..............      176,312
6,889   Mid America Bancorp.....................      130,891
3,700   National Bancorp Alaska Inc.............      257,150
1,365   National Penn Banc Shares Inc...........       37,538
  600   Newmill Bancorp Inc.....................        5,400
15,400  North Fork Bank Corporation Inc.........      552,475
9,900   Onbancorp Inc...........................      368,775
13,500  One Valley Bancorp West Virginia Inc....      502,875
2,602   Peoples Heritage Financial Group........       75,458
2,200   Redwood Empire Bancorp*.................       25,300
19,400  Riggs National Corp.....................      358,900
4,700   Sterling Bancorp........................       72,850
6,900   Susquehanna Bank Shares Inc.............      243,225
  700   Trans Financial Bancorp, Inc............       16,275
19,000  Trustmark Corp..........................      479,750
6,400   United Bank Shares Inc..................      212,800
5,000   United Carolina Bank Shares.............      212,500
                                                  -----------
                                                    8,533,759
                                                  -----------
CHEMICALS--3.30%
3,510   Aceto Corp..............................       46,069
1,900   American Vanguard Corp..................       13,300
6,800   Bairnco Corp............................       50,150
13,500  Chemfirst Inc...........................      310,500
1,200   Engineered Support Systems Inc..........       17,400
6,000   Furon Co................................      143,250
24,400  Gencorp Inc.............................      475,800
1,400   General Magnaplate Corp.................        9,625
19,900  Griffon Corp.*..........................      276,112
7,800   Gundle/SLT Environmental Inc............       70,200
4,100   Hawkins Chemical Inc....................       28,700
21,309  Mississippi Chemical Corp...............      535,389
10,200  NL Industries Inc.*.....................      122,400
7,200   Park Ohio Industries Inc.*..............      111,150
15,400  Rexene Corp.............................      215,600
11,800  Spartech Corp...........................      128,325
7,400   Stepan Chemical Co......................      139,675
4,700   Sybron Chemicals Inc.*..................       85,775
5,100   Synalloy Corp...........................       85,425
16,700  Wellman Inc.............................      294,337
4,050   Wynn's International Inc................       82,013
                                                  -----------
                                                    3,241,195
                                                  -----------
COMPUTER HARDWARE--1.10%
3,300   Advanced Logic Research Inc.*...........       36,713
3,200   Amplicon Inc............................       72,650
16,600  Banctec, Inc.*..........................      321,625
3,300   DH Technology Inc.......................       56,719
11,100  Digital International Inc.*.............       92,962
2,600   Equinox Systems Inc.*...................       24,375
6,100   Genicom Corp.*..........................       27,450
6,200   Gradco Systems Inc.*....................       23,250
1,200   International Lottery Inc...............        8,400
1,500   McRae Industries Inc....................       13,875
  500   Meridian Data Inc.......................        3,375
17,200  Network Equipment Technologies, Inc.*...      356,900
4,800   Southern Electronics Corp.*.............       44,400
                                                  -----------
                                                    1,082,694
                                                  -----------

                                       36
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
NUMBER
  OF
SHARES                                               VALUE
------                                            -----------
COMMON STOCKS--(CONTINUED)
COMPUTER SOFTWARE--0.12%
11,000  MacNeal Schwendler Corp.................  $   100,375
4,900   Truevision Inc..........................       16,538
                                                  -----------
                                                      116,913
                                                  -----------
CONSTRUCTION, REAL PROPERTY--0.27%
3,600   American Buildings Co. New*.............      101,700
8,300   Giant Cement Holding, Inc.*.............      131,762
2,333   MYR Group, Inc..........................       29,163
                                                  -----------
                                                      262,625
                                                  -----------
CONSUMER DURABLES--1.33%
4,300   Chromcraft Revington Inc.*..............      119,862
57,100  Collins & Aikman Corp.*.................      442,525
2,400   Craftmade International Inc.............       20,700
18,200  Mikasa Inc.*............................      186,550
3,100   Movado Group Inc........................       69,363
2,600   Stanley Furniture Company, Inc.*........       65,000
10,000  Toro Co.................................      351,250
3,740   Virco Manufacturing Corp................       55,165
                                                  -----------
                                                    1,310,415
                                                  -----------
DEFENSE/AEROSPACE--0.33%
5,900   Alliant Techsystems Inc.*...............      285,412
1,800   Allied Research Corp.*..................       15,188
2,100   Herley Industries Inc.*.................       24,413
                                                  -----------
                                                      325,013
                                                  -----------
DIVERSIFIED RETAIL--0.80%
16,900  Ames Department Stores Inc.*............      106,681
10,300  Carson Pirie Scott & Co.*...............      275,525
1,900   Duckwall Alto Stores Inc. New...........       24,938
8,500   Hills Store Co.*........................       23,375
18,200  Shopko Stores Inc.......................      288,925
6,300   Winsloew Furniture Inc..................       70,087
                                                  -----------
                                                      789,531
                                                  -----------
DRUGS & MEDICINE--0.82%
9,500   Bindley Western Industries, Inc.........      168,625
26,600  ICN Pharmaceuticals Inc.................      611,800
1,300   Moore Medical Corp......................       13,162
2,600   Polymedica Industries Inc...............       14,950
                                                  -----------
                                                      808,537
                                                  -----------
ELECTRIC UTILITIES--4.94%
6,100   Bangor Hydro Electric Co................       56,425
14,600  Central Hudson Gas & Electric Corp......      458,075
27,400  Central Maine Power Co..................      304,825
9,600   Central Vermont Public Service Corp.....      117,600
17,900  Commonwealth Energy Systems*............      436,312
17,000  Eastern Utilities Associates............      320,875
3,600   Green Mountain Power Corp...............       87,750
5,800   Northwestern Public Service Co..........      219,675
6,500   Orange & Rockland Utilities Inc.........      237,250
12,500  Public Service Co. of New Mexico........      250,000
31,800  Rochester Gas & Electric Corp...........      616,125
5,600   Saint Joseph Light & Power Co...........       84,700
9,200   TNP Enterprises Inc.....................      253,000
26,100  Tucson Electric Power Co.*..............      424,125
11,500  United Illuminating Co..................      339,250
3,600   Unitil Corp.............................       72,000
1,900   Upper Peninsula Energy Corp.............       34,200
19,800  WPS Resources Corp......................      549,450
                                                  -----------
                                                    4,861,637
                                                  -----------
NUMBER
  OF
SHARES                                               VALUE
------                                            -----------

ELECTRICAL POWER--0.26%
6,500   Alpine Group Inc.*......................  $    52,812
  900   Aztec Manufacturing Co..................        9,225
4,500   Charter Power Systems Inc...............      155,250
3,300   ILC Technology Inc......................       40,013
                                                  -----------
                                                      257,300
                                                  -----------
ELECTRONIC COMPONENTS--0.62%
1,300   CEM Corp................................       10,725
6,900   CP Clare Corp...........................       62,963
6,500   Fusion Systems Corp.....................      186,875
4,500   Merix Corp.                                    84,937
17,500  Oak Technology..........................      236,250
1,600   Optek Technology Inc....................       22,000
2,500   Taitron Components Inc..................        7,500
                                                  -----------
                                                      611,250
                                                  -----------
ENERGY RESERVES & PRODUCTION--0.16%
1,000   Enex Resources Corp.....................       10,750
3,000   McFarland Energy Inc.*..................       37,125
1,800   Prima Energy Corp.*.....................       42,300
2,600   Unit Industries Inc.....................       24,375
7,400   Wilshire Oil Co.........................       44,400
                                                  -----------
                                                      158,950
                                                  -----------
ENTERTAINMENT--0.11%
7,400   All American Communications Inc.*.......      105,450
                                                  -----------
ENVIRONMENTAL SERVICES--0.25%
8,500   Schnitzer Steel Industries Inc..........      248,625
                                                  -----------
FINANCIAL SERVICES--2.68%
5,000   BHC Financial Inc.......................       90,938
20,500  Commerce Group Inc......................      497,125
7,200   Craig Jenny Inc.........................       73,800
5,900   First American Financial Corp.*.........      246,325
12,900  Gallagher Arthur J & Co.................      388,613
  139   Investors Financial Services Corp.*.....        3,892
11,800  North American Mortgage Co..............      231,575
5,000   Olympic Financial Ltd...................       70,000
1,200   Pacific Crest Capital Inc...............       14,400
3,800   Refac Technology Development Corp.......       23,275
15,800  Resource Bank Shares Mortgage Group
          Inc...................................      229,100
4,300   Strattec Security Corp..................       74,175
16,700  Student Loan Corp.......................      665,912
3,300   Transport Leasing International Inc.....       20,006
1,000   World Acceptance Corp...................        5,750
                                                  -----------
                                                    2,634,886
                                                  -----------
FOOD RETAIL--0.43%
14,500  Ingles Markets Inc......................      212,062
5,500   Marsh Supermarkets Inc.*................       80,438
3,300   Schultz Sav O Stores Inc................       47,025
1,100   Seaway Food Town Inc....................       26,950
4,500   Western Beef, Inc.*.....................       60,188
                                                  -----------
                                                      426,663
                                                  -----------
FOREST PRODUCTS, PAPER--0.98%
22,500  Glatfelter PH Co........................      374,062
4,100   National Picture & Frame Co.*...........       39,975
6,900   Republic Group Inc......................      119,025
8,250   Rock-Tennessee Co.......................      156,750
1,700   Specialty Paperboard Inc.*..............       39,100
1,800   Tranzonic Co.*..........................       28,575

                                       37
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
NUMBER
  OF
SHARES                                               VALUE
------                                            -----------
COMMON STOCKS--(CONTINUED)
FOREST PRODUCTS, PAPER--(CONCLUDED)
7,900   Triangle Pacific Corp.*.................  $   208,363
                                                  -----------
                                                      965,850
                                                  -----------
FREIGHT - AIR, SEA & LAND--0.69%
21,200  APL Ltd.................................      508,800
4,475   International Shipholding Corp..........       79,431
  800   Marten Transport Ltd.*..................        9,700
1,700   Old Dominion Freight Lines Inc.*........       17,213
3,300   PAM Transportation Services Inc.*.......       18,562
4,400   Transport Corp. of America..............       47,850
                                                  -----------
                                                      681,556
                                                  -----------
GAS UTILITY--2.93%
5,000   Bay State Gas Co........................      129,375
1,800   Berkshire Gas Co........................       28,350
2,800   Chesapeake Utilities Corp...............       48,650
6,300   Colonial Gas Co.........................      135,450
5,300   Connecticut Energy Corp.................      121,238
7,900   Connecticut Natural Gas Corp............      189,600
1,700   Connecticut Water Service Inc...........       46,750
1,000   Delta Natural Gas Inc...................       17,750
5,400   Eastern Enterprises.....................      177,525
2,200   Energen Corp............................       67,650
2,300   Energynorth Inc.........................       48,300
1,100   Essex County Gas Co.....................       28,050
10,300  Indiana Energy Inc......................      254,925
9,700   Laclede Gas Co..........................      232,800
2,700   Mobile Gas Service Corp.................       77,625
3,900   North Carolina Natural Gas Corp.........      121,387
9,200   Northwest Natural Gas Co................      230,000
7,400   NUI Corp................................      173,900
3,900   Providence Energy Corp..................       67,275
6,000   SigCorp Inc.............................      210,750
2,400   SJW Corp................................      114,000
2,300   South Jersey Industries Inc.............       54,625
5,600   Southern California Water Co............      126,000
7,800   Yankee Energy Systems Inc...............      175,500
                                                  -----------
                                                    2,877,475
                                                  -----------
HEAVY MACHINERY--1.55%
7,600   Alamo Group Inc.........................      136,800
6,100   Allied Products Corp....................      190,625
7,400   Astec Industries Inc.*..................       66,600
9,900   Cascade Corp............................      163,350
4,500   Gehl Co.*...............................       47,813
18,600  Global Industrial Technologies Inc.*....      339,450
4,800   Hardinge Brothers Inc...................      123,600
  369   NACCO Industries Inc....................       19,326
6,130   Raymond Corp............................      121,067
1,300   Richton International Corp.*............        5,688
2,600   Tennant Co..............................       69,875
18,300  Titan Wheel International Inc...........      226,462
2,600   Western Power & Equipment Corp..........       13,325
                                                  -----------
                                                    1,523,981
                                                  -----------
HOTELS--0.71%
1,800   Black Hawk Gaming & Development Inc.*...        9,000
1,300   Buckhead America Corp...................        7,963
19,100  Casino America Inc.*....................       52,525
33,200  Grand Casinos Inc.*.....................      381,800
7,000   Marisa Christina Inc....................       57,750
19,200  Players International, Inc.*............      109,200
NUMBER
  OF
SHARES                                               VALUE
------                                            -----------

HOTELS--(CONCLUDED)
6,200   Sholodge, Inc.*.........................  $    76,337
                                                  -----------
                                                      694,575
                                                  -----------
HOUSEHOLD PRODUCTS--0.89%
4,900   Allou Health & Beauty Care, Inc.*.......       31,850
8,800   American Safety Razor Co.*..............      128,700
2,800   Dixon Ticonderoga Co....................       19,250
7,400   Jean Phillippe Fragrances Inc.*.........       48,100
7,300   Libbey Inc..............................      214,438
11,300  Parlux Fragrances Inc...................       45,200
6,600   Scotts Liquid Gold Inc..................       17,325
12,300  Stanhome Inc............................      318,262
3,400   Stephan Co..............................       47,175
                                                  -----------
                                                      870,300
                                                  -----------
INDUSTRIAL SERVICES/SUPPLIES--0.74%
5,900   Allied Holdings Inc.....................       39,088
11,300  Interpool, Inc..........................      278,262
1,800   Kinder Care Learning Centers, Inc.*.....       33,525
5,400   McGrath Rentcorp........................      145,125
7,500   PLM International, Inc.*................       24,844
8,100   Rollins Truck Leasing Corp..............      100,237
6,800   Superior Surgical Manufacturing Inc.....       94,350
4,300   Travel Ports America Inc.*..............       11,556
  680   Zimmerman Sign Co.......................        3,060
                                                  -----------
                                                      730,047
                                                  -----------
INFORMATION & COMPUTER SERVICES--0.92%
11,300  Advo Inc.*..............................      146,900
1,000   Analysis & Technology Inc...............       14,125
19,200  Computervision Corp.*...................      144,000
10,300  Dames & Moore Inc.......................      141,625
5,500   Devon Group Inc. New*...................      156,750
5,900   IPC Information Systems Inc.............       91,450
1,500   Innodata Corp.*.........................        2,109
2,000   Isomedix Inc.*..........................       28,750
2,700   KBK Capital Corp........................       12,825
3,700   Thomas Group Inc........................       29,138
6,300   URS Corp. New*..........................       64,575
2,300   Value Line Inc..........................       69,575
                                                  -----------
                                                      901,822
                                                  -----------
LEISURE--1.82%
1,500   Baldwin Piano & Organ Co.*..............       19,125
1,800   Boston Acoustics Inc....................       36,000
17,900  Department 56 Inc.*.....................      413,937
7,600   ERO Inc.*...............................       65,550
4,200   Ellett Brothers Inc.....................       22,575
4,800   First Team Sports Inc.*.................       27,000
9,600   Fossil Inc..............................      123,600
2,500   Koss Corp.*.............................       29,063
8,700   Oneida Ltd..............................      151,163
21,800  Polaris Industries Inc..................      547,725
1,000   Polk Audio Inc.*........................       10,500
28,700  Station Casinos Inc.....................      283,412
4,100   Stuart Entertainment Inc................       19,731
3,884   Swing 'n Slide Corp.*...................       17,964
1,350   Valley Forge Corp.......................       17,550
                                                  -----------
                                                    1,784,895
                                                  -----------
LIFE INSURANCE--4.56%
3,100   Allied Life Financial Corp..............       55,413
36,400  American Annuity Group Inc..............      527,800

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--------------------------------------------------------------------------------

NUMBER
  OF
SHARES                                               VALUE
------                                            -----------
COMMON STOCKS--(CONTINUED)
LIFE INSURANCE--(CONCLUDED)
10,500  American Heritage Life Investment
          Corp..................................  $   276,937
10,000  Amvestors Financial Corp................      162,500
11,400  Capitol American Financial Corp.........      414,675
1,500   Cotton States Life Insurance Co.........       18,750
6,840   Delphi Financial Group, Inc.*...........      213,750
14,400  Home Beneficial Corp....................      547,200
3,400   Independence Holding Co. New............       24,650
13,100  Liberty Corp............................      530,550
5,500   Life Re Corp............................      239,250
17,300  Life USA Holdings Inc.*.................      185,975
  500   National Western Life Insurance Co.*....       43,625
5,000   PennCorp Financial Group, Inc...........      183,125
7,400   Pioneer Financial Services Inc..........      190,550
19,400  Presidential Life Corp..................      271,600
7,100   Security Connecticut Co.................      272,462
10,000  Washington National Corp................      285,000
3,900   Westbridge Capital Corp.*...............       43,388
                                                  -----------
                                                    4,487,200
                                                  -----------
MANUFACTURING-GENERAL--5.60%
7,300   Amcast Industrial Corp..................      171,550
  800   Amistar Corp.*..........................        3,450
7,600   Ampco Pittsburgh Corp...................       93,100
14,600  Baldwin Technology Inc.*................       45,625
2,800   Barnes Group Inc........................      191,100
11,200  Blount International Inc................      455,000
5,100   CPAC Inc................................       68,850
1,500   Central Sprinkler Corp.*................       40,875
8,500   Cincinnati Milacron Inc.................      195,500
7,000   Commercial Intertech Corp...............       86,625
1,200   Crown Andersen Inc......................        7,800
10,700  Detroit Diesel Corp.*...................      205,975
7,000   Esterline Technologies Corp.*...........      184,625
2,400   Farr Co.*...............................       43,800
32,400  Fedders USA Inc.........................      202,500
8,900   Genlyte Group Inc.......................      106,800
6,600   Graco Inc...............................      212,025
1,000   Graham Corp.............................       11,125
5,500   Hurco Company Inc.......................       31,625
6,100   Kaman Corp..............................       79,300
2,300   Knape & Vogt Manufacturing Co...........       40,250
3,700   Kysor Industrial Corp...................      136,900
13,100  Measurex Corp...........................      453,587
6,500   Mestek, Inc.*...........................      117,000
4,200   Nortek, Inc.*...........................      101,850
1,200   P & F Industries Inc....................        6,900
1,900   PPT Vision Inc..........................       16,625
2,000   Panatech Research & SWV Corp............       13,250
3,300   Penn Engineering Manufacturing Corp.....       66,000
2,400   Portec, Inc.*...........................       27,000
7,900   Powell Industries Inc.*.................      111,588
2,100   Pulaski Furniture Corp..................       36,750
11,300  Quanex Corp.............................      299,450
16,900  Regal Beloit Corp.......................      321,100
4,600   Scotsman Industries, Inc................      110,400
11,400  Semitool Inc............................      159,600
4,875   Shelter Components Corp.................       55,453
14,200  Specialty Equipment Cos Inc.............      191,700
9,100   Standex International Corp..............      254,800
5,200   Starrett LS Co..........................      146,900
3,300   Transtechnology Corp....................       66,825
1,800   Twin Discount, Inc......................       43,875
NUMBER
  OF
SHARES                                               VALUE
------                                            -----------

MANUFACTURING-GENERAL--(CONCLUDED)
23,600  Westinghouse Air Brake Co. New..........  $   297,950
                                                  -----------
                                                    5,513,003
                                                  -----------
MANUFACTURING-HIGH TECHNOLOGY--2.98%
9,900   Aeroflex, Inc.*.........................       44,550
2,500   Aseco Corp.*............................       26,563
4,300   Bel Fuse Inc............................       63,962
5,900   Bio Rad Laboratories Inc................      188,800
6,600   Boca Research Inc.......................       59,400
4,700   Bridgeport Machines Inc.................       52,288
2,200   Buffton Corp.*..........................        4,813
3,700   CTS Corp................................      172,050
5,500   Cherry Corp.*...........................       77,687
11,400  Cidco Inc...............................      146,775
4,000   Circuit Systems, Inc.*..................       18,500
8,900   Core Industries Inc.....................      149,075
15,900  Credence Systems Corp.*.................      357,750
1,000   DSP Technology Inc.*....................        5,750
6,600   Franklin Electronic Publishers Inc.*....       88,275
23,800  LTX Corp................................      141,312
1,400   MFRI Inc................................       10,981
4,900   Numerex Corp............................       21,438
7,900   Park Electrochemical Corp...............      203,425
6,600   Pioneer Standard Electronics, Inc.......      100,650
3,900   Spectrum Control Inc....................       14,625
4,935   Sterling Electronics Corp.*.............       69,707
5,500   TII Industries Inc......................       35,750
21,200  Tencor Industries*......................      863,900
1,800   Video Display Corp......................        8,100
                                                  -----------
                                                    2,926,126
                                                  -----------
MEDIA--0.38%
12,000  Media General Inc.......................      378,000
                                                  -----------
MEDICAL PRODUCTS--0.22%
11,300  Figgie International Holdings Inc.......      139,837
  500   Lakeland Industries, Inc.*..............        1,578
5,300   Maxxim Medical Inc......................       76,188
                                                  -----------
                                                      217,603
                                                  -----------
MEDICAL PROVIDERS--1.97%
3,600   Advocat Services, Inc.*.................       29,250
15,100  Integrated Health Services, Inc.........      402,037
13,900  Living Centers Of America Inc...........      403,100
21,000  Mariner Health Group Inc................      204,750
2,300   Morrison Health Care Inc................       33,350
40,200  Sun Healthcare Group Inc.*..............      653,250
17,300  Theratx Inc.............................      207,600
                                                  -----------
                                                    1,933,337
                                                  -----------
MINING & METALS--5.25%
7,700   Acme Metals Inc.*.......................      138,600
10,900  Bayou Steel Corp.*......................       34,063
7,700   Brush Wellman Inc.......................      139,562
13,800  Carpenter Technology Corp...............      496,800
5,700   Castle A M & Co.........................      117,563
22,600  Chaparral Steel Co......................      268,375
6,800   Chase Brass Industries Inc.*............      150,450
14,700  Citation Corp.*.........................      192,937
9,400   Cleveland Cliffs Inc....................      408,900
4,700   Cold Metal Products Inc.*...............       28,788
12,700  Commercial Metals Co....................      369,887
6,000   Commonwealth Aluminum Corp..............      114,000
4,100   Easco Inc...............................       29,725
16,800  Falcon Building Products Inc.*..........      249,900
8,300   Foster LB Co.*..........................       33,200
6,700   Green AP Industries Inc.................       55,275

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER
  OF
SHARES                                               VALUE
------                                            -----------
COMMON STOCKS--(CONTINUED)
MINING & METALS--(CONCLUDED)
20,400  Intermet Corp...........................  $   313,650
21,800  J & L Specialty Steel Inc...............      258,875
4,000   Lindberg Corp...........................       36,000
6,400   Maxxam Inc.*............................      324,800
3,400   National Standard Co.*..................       28,475
17,900  National Steel Corp.*...................      174,525
16,300  Northwestern Steel & Wire Co.*..........       63,163
1,300   Oglebay Norton Co.......................       55,900
1,900   Pitt Desmoines Inc......................       74,575
5,800   Roanoke Electric Steel Corp.............       97,875
14,300  Rouge Steel Co..........................      266,337
4,900   Steel Technologies Inc..................       53,900
4,600   Steel West Virginia Inc.*...............       29,900
9,100   Texas Industries Inc....................      502,775
2,500   United States Lime & Minerals, Inc......       19,063
4,600   Webco Industries Inc.*..................       28,750
1,022   Zemex Corp.*............................        7,537
                                                  -----------
                                                    5,164,125
                                                  -----------
MOTOR VEHICLES--3.75%
4,790   Autocam Corp............................       58,677
26,200  Breed Technologies, Inc.................      566,575
4,400   Custom Chrome Inc.......................       84,700
5,400   Defiance, Inc...........................       37,378
9,000   Excel Industries, Inc...................      148,500
4,100   Hilite Industries Inc.*.................       19,475
2,900   JPE Inc.*...............................       22,475
2,300   Lund International Holdings, Inc.*......       25,875
1,100   McClain Industries Inc.*................        6,600
14,000  Modine Manufacturing Co.................      399,000
1,800   National R.V. Holdings Inc.*............       25,650
28,600  Navistar International Corporation
          Inc.*.................................      286,000
7,100   Oshkosh Truck Corp......................       85,200
6,400   R & B Inc.*.............................       48,800
1,700   Republic Automotive Parts Inc.*.........       27,200
1,420   Rexhall Industries, Inc.*...............        9,408
4,700   SMC Corp.*..............................       35,838
2,900   Safety Components International Inc.*...       34,800
8,200   Shiloh Industries Inc.*.................      145,550
14,800  Simpson Industries, Inc.................      155,400
17,200  Smith AO Corp...........................      574,050
11,000  Standard Motor Products Inc.............      154,000
13,300  Stant Corp..............................      186,200
5,920   Supreme Industries, Inc.*...............       37,000
19,500  TBC Corp.*..............................      146,250
5,800   Thomson PBE Inc.........................       36,250
4,000   Thor Industries, Inc....................       99,500
4,660   Varlen Corp.............................       89,705
6,400   Walbro Corp.............................      116,000
9,400   Williams Controls Inc.*.................       23,206
                                                  -----------
                                                    3,685,262
                                                  -----------
OIL REFINING--0.56%
2,400   Adams Resources & Energy Inc............       37,200
4,400   Castle Energy Corp.*....................       51,700
5,100   Giant Industries Inc....................       72,675
3,400   Holly Corp..............................       92,225
5,010   Mercury Air Group, Inc..................       38,201
19,200  Tesoro Petroleum Corp.*.................      261,600
                                                  -----------
                                                      553,601
                                                  -----------
OIL SERVICES--0.16%
2,100   Atrion Corp.............................       34,650
NUMBER
  OF
SHARES                                               VALUE
------                                            -----------

OIL SERVICES--(CONCLUDED)
5,700   ICO Inc.................................  $    33,844
2,700   Maverick Tube Corp......................       47,250
1,900   World Fuel Services Corp................       40,850
                                                  -----------
                                                      156,594
                                                  -----------
OTHER INSURANCE--8.32%
9,800   20Th Century Industries.................      172,725
2,300   ACMAT Corp.*............................       33,350
9,700   Acceptance Insurance Co.*...............      194,000
13,950  Allied Group Inc........................      442,912
1,800   Amwest Insurance Group, Inc.............       22,050
10,700  Capital Re Corp.........................      470,800
5,250   Capitol Transamerica Corp...............      120,750
23,800  Citizens Corp...........................      562,275
2,800   Donegal Group Inc.......................       58,100
9,100   EMC Insurance Group Inc.................      109,200
11,300  Enhance Financial Services Group Inc....      415,275
10,010  Fidelity National Financial Inc.........      132,632
3,000   Foremost Corporation of America.........      178,125
6,900   Fremont General Corp....................      207,000
16,345  Gainsco Inc.............................      149,148
10,181  Guaranty National Corp. New.............      170,532
11,600  Harleysville Group Inc..................      337,850
4,700   Home State Holdings Inc.*...............       36,425
10,600  Horace Mann Educators Corp. New.........      453,150
6,400   Intercargo Corp.........................       60,800
1,100   Investors Title Insurance Co............       16,775
3,000   Kaye Group Inc..........................       13,875
5,000   Lawyers Title Corp......................      115,625
8,613   MAIC Holdings, Inc.*....................      264,867
6,800   MMI Companies Inc.......................      205,700
5,000   Meridian Insurance Group, Inc...........       76,250
14,300  Nac Re-Insurance Corp...................      518,375
6,100   Navigators Group Inc.*..................      115,137
8,600   Nymagic Inc.............................      158,025
3,900   Omni Insurance Group Inc.*..............       37,538
8,700   Orion Capital Corp......................      548,100
10,478  PXRE Corp...............................      277,667
1,980   Professionals Insurance Co. Management
          Group*................................       40,590
5,800   RLI Corp................................      203,000
11,900  Selective Insurance Group Inc...........      487,900
6,000   State Auto Financial Corp...............      105,000
5,600   Stewart Information Services Corp.......      116,200
7,945   Titan Holdings Inc......................      132,086
5,500   Trenwick Group Inc......................      275,000
4,900   UNICO American Healthcare Co............       52,063
4,800   US Facilities Corp......................       96,000
                                                  -----------
                                                    8,182,872
                                                  -----------
PUBLISHING--1.17%
14,500  Bowne & Company Inc.....................      387,875
1,000   Courier Corp............................       16,000
3,900   Day Runner Inc..........................       79,950
15,500  Franklin Quest Co.......................      317,750
9,700   Graphic Industries, Inc.................       94,575
6,400   Merrill Corp............................      156,000
3,000   Plenum Publishing Corp..................      102,750
                                                  -----------
                                                    1,154,900
                                                  -----------
RAILROADS--0.13%
11,800  Greenbrier Companies Inc................      131,275
                                                  -----------

                                       40
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--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER
  OF
SHARES                                               VALUE
------                                            -----------
COMMON STOCKS--(CONTINUED)
REAL PROPERTY--5.76%
5,200   American Woodmark Corp..................  $    94,900
2,500   Ameron, Inc.............................      124,062
4,900   Amrep Corp..............................       22,050
5,500   Beazer Homes USA Inc.*..................       88,688
7,700   Belmont Homes Inc.*.....................       72,188
4,800   BMC West Corp...........................       60,600
4,700   Borror Corp.*...........................       22,913
3,900   Butler Manufacturing Co.................      145,762
6,100   Cameron Ashley Building Products,
          Inc...................................       74,725
18,500  Centex Construction Products Inc........      363,062
5,900   Continental Homes Holding Corp..........      126,850
26,800  D.R. Horton Inc.........................      318,250
  900   Drew Industries Inc. New*...............       22,500
5,800   Engle Homes Inc.........................       50,750
6,900   Florida Rock Industries, Inc............      224,250
15,250  Granite Construction Inc................      358,375
19,200  Hovnanian Enterprises Inc...............      127,200
2,900   Insituform East Inc.....................        9,425
1,800   International Aluminum Corp.............       48,375
2,400   Liberty Homes, Inc......................       29,400
  600   Lindal Cedar Homes, Inc.*...............        2,550
8,900   Lone Star Industries, Inc...............      322,625
10,200  M.D.C. Holdings, Inc....................       84,150
11,900  Medusa Corp.............................      440,300
1,400   NCI Building Systems Inc.*..............       51,800
11,900  NVR Inc.*...............................      153,212
4,100   Patrick Industries Inc..................       60,988
2,800   Perini Corp.............................       23,450
19,600  Pulte Corp..............................      649,250
7,800   Robertson Ceco Corp.....................       60,450
4,000   Rottlund Inc............................       22,000
5,800   Schottenstein Homes Inc.................       60,175
14,700  Southdown, Inc..........................      448,350
4,300   Starrett Housing Corp...................       43,000
18,700  Toll Brothers Inc.*.....................      338,937
9,000   United States Home Corp. New*...........      230,625
6,300   Washington Homes Inc. New*..............       29,138
14,400  Webb Delaware Corp......................      239,400
2,200   Zaring Homes Inc.*......................       21,450
                                                  -----------
                                                    5,666,175
                                                  -----------
RESTAURANTS--0.85%
5,400   Davco Restaurants Inc.*.................       56,700
2,700   El Chico Restaurants, Inc.*.............       18,563
3,100   ELXSI Corp.*............................       20,150
5,300   IHOP Corp. New*.........................      130,513
7,900   Lubys Cafeterias Inc....................      160,962
3,600   Mainstreet Bankgroup Inc................       69,300
2,800   Max & Ermas Restaurants Inc.............       18,200
6,825   Morrison Restaurants Inc................       36,684
41,700  Ryan's Family Steak Houses, Inc.*.......      323,175
                                                  -----------
                                                      834,247
                                                  -----------
SECURITIES & ASSET MANAGEMENT--2.68%
6,400   Advest Group Inc........................       75,200
7,000   Eaton Vance Corp........................      315,000
1,000   H D Vest Inc.*..........................        4,125
7,650   Intermediate Regional Financial Group
          Inc...................................      325,125
4,000   Interstate Johnson Lane, Inc............       62,000
2,000   Jefferies Group, Inc....................       78,250
7,000   Legg Mason Inc..........................      316,750
5,000   McDonald & Company Investments Inc......      186,250
11,500  Morgan Keegan, Inc......................      204,125
NUMBER
  OF
SHARES                                               VALUE
------                                            -----------

SECURITIES & ASSET MANAGEMENT--(CONCLUDED)
11,500  Piper Jaffray Companies, Inc............  $   202,687
4,500   Quick & Reilly Group Inc................      164,812
15,300  Raymond James Financial, Inc............      493,425
  945   Ryan Beck & Co..........................        4,253
  116   Scott & Stringfellow Financial, Inc.....        2,320
7,500   Sherwood Group Inc.*....................       70,313
6,900   Southwest Securities Group Inc..........      106,950
1,000   Ziegler Companies Inc...................       19,375
                                                  -----------
                                                    2,630,960
                                                  -----------
SEMICONDUCTOR--3.56%
6,100   BTU International Inc.*.................       22,494
6,070   Bell Industries, Inc.*..................      137,334
7,000   Bell Microproducts Inc.*................       77,875
2,400   Diodes Inc.*............................       18,000
14,800  Electroglas Inc.*.......................      290,450
13,400  FSI International Inc.*.................      227,800
12,900  International Rectifier Corp............      204,787
5,800   Lam Research Corp.*.....................      234,175
14,400  Marshall Industries*....................      442,800
8,300   Micro Linear Corp.*.....................      106,862
6,200   Novellus Systems Inc.*..................      491,350
3,600   Nu Horizons Electronics Corp............       33,300
4,800   Richardson Electronics Ltd..............       44,400
20,800  Silicon Valley Group Inc.*..............      559,000
8,000   Trident Microsystems Inc.*..............      166,000
3,700   Veeco Industries Inc.*..................       93,425
5,300   Watkins Johnson Co.*....................      141,775
5,100   Wyle Electronics........................      210,375
                                                  -----------
                                                    3,502,202
                                                  -----------
SPECIALTY RETAIL--1.78%
1,600   Advanced Marketing Services, Inc.*......       15,400
2,600   Barrys Jewelers, Inc. New*..............        4,225
7,900   Blair Corp..............................      160,962
6,300   D I Y Home Warehouse Inc................       25,988
11,800  Friedmans Inc...........................      177,000
4,010   Friedman Industries, Inc................       23,308
6,300   Gantos Inc. New*........................       16,538
9,500   Haverty Furniture Companies Inc.........      122,312
3,300   Holiday RV Superstores Inc.*............        6,394
3,400   Old America Stores Inc..................       16,575
7,100   Rex Stores Corp.*.......................       57,688
4,400   Roberds Inc.*...........................       36,300
77,300  Service Merchandise Company, Inc.*......      318,862
3,300   Strober Organization Inc.*..............       18,975
2,400   Trak Auto Corp.*........................       33,900
4,700   Ultimate Electronics Inc.*..............       14,100
24,200  Waban Inc.*.............................      656,425
3,200   Wolohan Lumber Co.......................       41,600
                                                  -----------
                                                    1,746,552
                                                  -----------
THRIFT--3.48%
  480   Albank Financial........................       15,120
  750   Anchor Bancorp Wisconsin Inc............       30,938
8,800   Bankers Corp............................      198,000
5,625   Chittenden Corp.........................      142,734
13,300  Collective Bancorp, Inc.................      457,187
1,000   Community Bankshares Inc................       23,000
3,700   D & N Savings Financial Corp.*..........       66,138
3,300   Eagle Financial Corp....................       95,700
21,000  First Financial Corp....................      530,250
3,150   First Liberty Financial Corp............       58,275
3,500   First Republic Bancorp Inc.*............       66,937

                                       41
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--------------------------------------------------------------------------------

NUMBER
  OF
SHARES                                               VALUE
------                                            -----------
COMMON STOCKS--(CONCLUDED)
THRIFT--(CONTINUED)
1,500   First State Financial Services Inc......  $    24,938
  500   Grove Bank of Brighton Massachusetts....       25,063
1,800   Haven Bancorp...........................       52,425
2,300   Keystone Heritage Group Inc.............       61,238
3,500   MAF Bancorp Inc.........................      120,969
10,600  Metrowest Bank..........................       53,000
9,300   New York Bancorp Inc....................      231,337
2,125   Parkvale Financial Corp.................       53,656
8,700   RCSB Financial Inc......................      254,475

NUMBER
  OF
SHARES                                               VALUE
------                                            -----------
THRIFT--(CONCLUDED)
8,100   Roosevelt Financial Group, Inc..........  $   174,150
3,300   Saint Francis Capital Corp..............       87,450
35,190  Sovereign Bancorp, Inc..................      492,660
1,600   Washington Savings Bank FSB.............        8,400
5,090   York Financial Corp.....................       97,346
                                                  -----------
                                                    3,421,386
                                                  -----------
WIRELESS TELECOMMUNICATIONS--0.04%
2,500   Applied Voice Technology Inc............       41,875
                                                  -----------
                                                   92,822,913
Total Common Stocks (cost--$80,093,072).........
                                                  -----------

 PRINCIPAL
  AMOUNT                                                                   MATURITY         INTEREST
   (000)                                                                     DATE             RATE
-----------                                                             ---------------  ---------------
REPURCHASE AGREEMENT--5.15%
 $   5,064   Repurchase Agreement dated 01/31/97 with State Street
               Bank & Trust Company, collateralized by $5,165,723 U.S.
               Treasury Notes, 11.250% due 02/15/15; proceeds:
               $5,066,004 (cost--$5,064,000)..........................     02/03/97            4.750%      5,064,000
                                                                                                          ----------
Total Investments (cost--$85,157,072)--99.54%........................                                     97,886,913
Other assets in excess of liabilities--0.46%..........................                                       450,000
                                                                                                          ----------
Net Assets--100.00%...................................................                                    $98,336,913
                                                                                                          ----------
                                                                                                          ----------

---------------
*    Non-income producing security

ADR American Depositary Receipt
ADS  American Depositary Shares

                 See accompanying notes to financial statements

                                       42
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PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                    VALUE
---------                                               -----------

COMMON STOCKS--88.25%
AIRLINES--0.98%
  21,000   AAR Corp..................................... $   546,000
   9,900   Midwest Express Holdings Inc.................     377,438
                                                        -----------
                                                            923,438
                                                        -----------
APPAREL, RETAIL--0.75%
  17,900   Sport Haley Inc..............................     250,600
  22,900   Wet Seal Inc.................................     460,863
                                                        -----------
                                                            711,463
                                                        -----------
APPAREL, TEXTILES--1.73%
  57,700   Cyrk Inc.....................................     677,975
   9,800   Designer Holdings Ltd........................     138,425
  26,400   Wolverine World Wide Inc.....................     815,100
                                                        -----------
                                                          1,631,500
                                                        -----------
CHEMICALS--0.95%
  20,400   Eco Soil Systems Inc.........................      89,250
  38,700   Nova Corp....................................     812,700
                                                        -----------
                                                            901,950
                                                        -----------
COMPUTER HARDWARE--2.82%
  44,200   EMC Corp.*...................................   1,674,075
  20,100   Storage Technology Corp......................     984,900
                                                        -----------
                                                          2,658,975
                                                        -----------
COMPUTER SOFTWARE--8.44%
  36,500   Cadence Design Systems Inc.*.................   1,396,125
  14,400   Credit Management Solutions Inc..............     284,400
  31,600   Egghead Inc..................................     169,850
  10,900   Excite Inc...................................     198,925
  23,500   Fore Systems*................................     684,437
  19,200   Geoworks*....................................     480,000
  49,000   HPR Inc......................................     784,000
  10,800   Inso Corp....................................     410,400
  43,900   Maxis Inc....................................     584,419
  47,400   Peerless Systems Corp........................     948,000
  60,300   Platinum Technology Inc......................   1,010,025
   7,800   Puma Technology Inc..........................     118,950
  14,300   Rogue Wave Software Inc. ....................     293,150
  44,400   Ross Systems Inc.............................     260,850
   6,700   Veritas Software Corp........................     348,400
                                                        -----------
                                                          7,971,931
                                                        -----------
DEFENSE/AEROSPACE--0.19%
   9,000   Doncasters plc*..............................     176,625
                                                        -----------
DIVERSIFIED RETAIL--1.86%
  30,000   Aviation Sales Co............................     705,000
  12,700   Coldwater Creek Inc..........................     230,188
  23,700   Meyer Fred Inc...............................     820,612
                                                        -----------
                                                          1,755,800
                                                        -----------
DRUGS & MEDICINE--4.38%
   7,900   Ariad Pharmaceuticals Inc....................      60,731
  74,900   Capstone Pharmacy Services Inc...............     866,031
  15,300   Columbia Laboratories Inc.*..................     227,588
  47,800   Dusa Pharmaceuticals Inc.....................     364,475
  48,200   Jones Medical Industries Inc.................   1,831,600
  18,400   NABI Inc.....................................     202,976

NUMBER OF
 SHARES                                                    VALUE
---------                                               -----------

DRUGS & MEDICINE--(CONCLUDED)
  12,000   Vertex Pharmaceuticals Inc................... $   588,000
                                                        -----------
                                                          4,141,401
                                                        -----------
ELECTRIC UTILITIES--0.83%
  46,900   AES China Generating Co. ADR.................     785,575
                                                        -----------
ELECTRICAL POWER--0.28%
   8,700   Cable Design Technologies Corp...............     265,350
                                                        -----------
ENTERTAINMENT--2.29%
  55,000   Florida Panthers Holdings Inc. (1)...........   1,678,534
  34,200   Ticketmaster Group Inc.......................     483,075
                                                        -----------
                                                          2,161,609
                                                        -----------
ENVIRONMENTAL SERVICES--4.11%
  56,620   Republic Industries Inc.*....................   2,370,962
  57,900   Superior Services Inc........................   1,100,100
  39,200   York Research Corp...........................     411,600
                                                        -----------
                                                          3,882,662
                                                        -----------
FINANCIAL SERVICES--1.32%
  33,100   First Alliance Co............................     910,250
  20,300   Medallion Financial Corp.....................     337,488
                                                        -----------
                                                          1,247,738
                                                        -----------
FOOD RETAIL--0.35%
  24,100   United Natural Foods Inc.....................     331,375
                                                        -----------
HOTELS--5.78%
  44,100   Capstar Hotel Co.............................   1,063,912
  58,200   Extended Stay America Inc.*..................   1,054,875
  40,900   Mirage Resorts Inc.*.........................   1,027,613
  44,800   Rio Hotel & Casino Inc.......................     733,600
  36,600   Studio Plus Hotels Inc.......................     777,750
  22,600   Sun International Hotels Ltd. ADR............     805,125
                                                        -----------
                                                          5,462,875
                                                        -----------
INDUSTRIAL SERVICES/SUPPLIES--4.80%
   4,700   Administaff Inc..............................     102,225
  55,000   Alrenco Inc..................................     625,625
  24,100   Carriage Services Inc........................     572,375
  24,100   Norrell Corporation Georgia..................     671,787
  54,600   Norwood Promotional Products Inc.*...........   1,051,050
  33,200   Pittston Services Group......................     937,900
  46,400   Protection One Inc...........................     394,400
   4,000   Registry Inc.................................     173,500
                                                        -----------
                                                          4,528,862
                                                        -----------
INFORMATION & COMPUTER SERVICES--4.00%
  34,000   Cambridge Technology Partners................     977,500
  28,900   G Tech Holdings Corp.........................   1,004,275
  25,800   NFO Research Inc.............................     599,850
  39,000   Sipex Corp.*.................................   1,199,250
                                                        -----------
                                                          3,780,875
                                                        -----------
LEISURE--5.50%
  36,400   Activision Inc.*.............................     527,800
  86,900   CUC International Inc.*......................   2,150,775
  39,200   Equity Marketing Inc.........................     666,400

                                       43
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--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                    VALUE
---------                                               -----------
COMMON STOCKS--(CONCLUDED)
LEISURE--(CONCLUDED)
  29,400   K2 Inc....................................... $   830,550
  47,800   Russ Berrie & Company Inc....................     961,975
   9,300   Teardrop Golf Co.............................      52,312
                                                        -----------
                                                          5,189,812
                                                        -----------
LONG DISTANCE & PHONE COMPANIES--1.75%
  29,600   ICG Communications Inc.......................     510,600
  36,800   Teleport Communications Group*...............   1,145,400
                                                        -----------
                                                          1,656,000
                                                        -----------
MANUFACTURING-GENERAL--0.10%
   9,400   Elamex S.A. De C.V...........................      97,525
                                                        -----------
MANUFACTURING-HIGH TECHNOLOGY--6.06%
  14,300   ADAC Laboratories............................     355,712
  13,400   C Cor Electronics Inc........................     190,950
  28,000   ITI Technologies Inc.........................     465,500
  21,400   KLA Instruments Corp.........................     912,175
  43,000   Komag Inc.*..................................   1,263,125
  21,400   LSI Industries Inc...........................     286,225
  15,400   PRI Automation Inc...........................     925,925
  16,700   Sawtek Inc...................................     622,075
  43,300   Telco Systems Inc. ..........................     703,625
                                                        -----------
                                                          5,725,312
                                                        -----------
MEDIA--4.07%
  55,200   Ascent Entertainment Group Inc.*.............     772,800
  44,000   Bouygues Offshore S.A. ADR...................     572,000
  30,700   Central European Media Ltd. ADR..............   1,082,175
  19,600   Evergreen Media Corp.........................     607,600
   8,600   Metro Networks Inc...........................     202,100
  19,700   Young Broadcasting Inc.......................     605,775
                                                        -----------
                                                          3,842,450
                                                        -----------
MEDICAL PRODUCTS--0.41%
  16,100   Cerus Corp. .................................     195,213
  15,200   Molecular Biosystems Inc. ...................     190,000
                                                        -----------
                                                            385,213
                                                        -----------
MEDICAL PROVIDERS--5.41%
  29,200   Advanced Health Corp.........................     350,400
  30,400   Alternative Living Services Inc..............     399,000
  64,000   American Oncology Resources Inc..............     680,000
   5,400   Arqule Inc...................................     117,925
  16,100   Depotech Corp................................     289,800
  25,900   FPA Medical Management Inc...................     644,263
  19,400   Neopath Inc..................................     344,350
  40,700   Renal Treatment Centers Inc..................   1,144,687
  18,800   Total Renal Care Holdings Inc................     688,550
  35,600   United States Diagnostic Inc.................     449,450
                                                        -----------
                                                          5,108,425
                                                        -----------
MINING & METALS--0.76%
   8,900   Gibraltor Steel Corp.........................     209,706
  21,700   Steel Dynamics Inc...........................     504,525
                                                        -----------
                                                            714,231
                                                        -----------
NUMBER OF
 SHARES                                                    VALUE
---------                                               -----------

MOTOR VEHICLES--0.38%
  28,000   Boyds Wheels Inc............................. $   357,000
                                                        -----------
OIL REFINING--1.00%
  20,800   Precision Drilling Corp......................     946,400
                                                        -----------
OIL SERVICES--1.13%
   2,400   Energy Ventures Inc..........................     144,000
  17,800   Patterson Energy Inc.........................     569,600
  19,000   Veritas DGC Inc..............................     352,380
                                                        -----------
                                                          1,065,980
                                                        -----------
OTHER INSURANCE--0.79%
  27,000   United Dental Care Inc.......................     742,500
                                                        -----------
PUBLISHING--1.24%
  23,700   Mecklermedia Corp............................     491,775
  45,100   National Education Corp......................     682,138
                                                        -----------
                                                          1,173,913
                                                        -----------
REAL PROPERTY--1.31%
  52,100   Security Capital Pacific Trust...............   1,237,375
                                                        -----------
RESTAURANTS--1.74%
  12,300   Dave & Busters Inc...........................     259,838
  34,100   Mortons Restaurant Group Inc.................     549,862
  41,000   Sonic Corp...................................     835,375
                                                        -----------
                                                          1,645,075
                                                        -----------
SEMICONDUCTOR--2.83%
  19,200   Cypress Semiconductor Corp...................     244,800
  21,900   ESS Technology Inc...........................     709,012
  17,900   Kulicke & Soffa Industries Inc...............     492,250
  33,800   Triquint Semiconductor Inc...................   1,225,250
                                                        -----------
                                                          2,671,312
                                                        -----------
SPECIALTY RETAIL--5.31%
  65,300   Duty Free International Inc..................     906,037
  28,700   Eagle Hardware & Garden Incorporated.........     548,888
  39,900   General Nutrition Companies Inc..............     723,187
  14,200   Hollywood Entertainment Corp.................     287,550
   2,800   Hot Topic Inc................................      55,300
  44,200   Home Shopping Network Inc....................     895,050
  18,600   Petco Animal Supplies Inc....................     453,375
  25,700   Piercing Pagoda Inc..........................     558,975
  28,600   Staples Inc.*................................     586,300
                                                        -----------
                                                          5,014,662
                                                        -----------
WIRELESS TELECOMMUNICATIONS--2.60%
     900   Individual Inc...............................       8,100
  33,000   P-Com Inc....................................   1,282,875
  63,900   Pagemart Wireless Inc........................     439,313
  44,400   Telespectrum Worldwide Inc...................     727,050
                                                        -----------
                                                          2,457,338
                                                        -----------
Total Common Stocks (cost--$79,186,855).................  83,350,527
                                                        -----------
WARRANTS--0.01%
LEISURE--0.01%
   6,000   Teardrop Golf Co. warrant expiring 12/18/01;
             exercise price $5.50 (cost--$7,414)........       9,000
                                                        -----------

                                       44
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Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                  MATURITY         INTEREST
   (000)                                                                    DATE             RATE           VALUE
-----------                                                            --------------  -----------------  ----------
REPURCHASE AGREEMENT--11.83%
   $11,173   Repurchase Agreement dated 01/31/97 with State Street
               Bank & Trust Company, collateralized by $11,397,437
               U.S. Treasury Bonds, 11.250% due 02/15/15; proceeds:
               $11,177,423 (cost--$11,173,000).......................     02/03/97            4.750     % $11,173,000
                                                                                                          ----------
Total Investments (cost--$90,367,269)--100.09%.......................                                     94,532,527
Liabilities in excess of other assets--(0.09)%.......................                                       (83,915)
                                                                                                          ----------
Net Assets--100.00%..................................................                                     $94,448,612
                                                                                                          ----------
                                                                                                          ----------

---------------
*    Non-income producing security
ADR American Depositary Receipt
(1)   Illiquid security represents 1.78% of net assets.

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------

COMMON STOCKS--88.92%
ARGENTINA--1.44%
ENERGY--0.34%
  31,000   Compania Perez Companc S.A...................  $   231,639
                                                          -----------
UTILITIES--1.10%
  25,000   Telefonica de Argentina S.A. ADS.............      762,500
                                                          -----------
Total Argentina Common Stocks...........................      994,139
                                                          -----------
AUSTRALIA--2.37%
BASIC INDUSTRIES--1.10%
  55,500   Broken Hill Propriety Company Ltd............      761,167
                                                          -----------
CONSUMER DURABLES--0.79%
 132,000   News Corporation Ltd.........................      548,741
                                                          -----------
FINANCE--0.32%
  13,000   Lend Lease Corp..............................      224,600
                                                          -----------
TRANSPORTATION--0.16%
  63,000   Qantas Airways...............................      108,604
                                                          -----------
Total Australia Common Stocks...........................    1,643,112
                                                          -----------
AUSTRIA--0.95%
CAPITAL GOODS--0.95%
   4,400   VA Technologies AG...........................      660,697
                                                          -----------
BRAZIL--1.58%
BASIC INDUSTRIES--0.32%
  10,100   Companhia Vale Do Rio Doce ADR...............      223,513
                                                          -----------
CAPITAL GOODS--0.78%
   6,200   Telecomunicacoes Brasileiras S.A. ADR........      540,950
                                                          -----------
UTILITIES--0.48%
  16,500   Centrais Eletricas Brasileiras S.A. ADR......      330,000
                                                          -----------
Total Brazil Common Stocks..............................    1,094,463
                                                          -----------
CHILE--0.15%
UTILITIES--0.15%
   3,300   Enersis SA ADR...............................      101,888
                                                          -----------
FRANCE--7.30%
BASIC INDUSTRIES--2.26%
   4,800   Air Liquide S.A..............................      780,516
  23,500   Rhone Poulenc SA.............................      783,830
                                                          -----------
                                                            1,564,346
                                                          -----------
CAPITAL GOODS--2.32%
  15,470   Michelin.....................................      888,282
  14,200   Schneider S.A................................      717,135
                                                          -----------
                                                            1,605,417
                                                          -----------
CONSUMER DURABLES--0.51%
   9,300   Seita........................................      353,308
                                                          -----------
ENERGY--0.80%
   5,700   Elf Aquitaine................................      554,260
                                                          -----------
FINANCE--1.41%
  14,800   AXA..........................................      978,180
                                                          -----------
Total France Common Stocks..............................    5,055,511
                                                          -----------

NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------

GERMANY--7.53%
BASIC INDUSTRIES--1.85%
  30,400   Hoechst AG...................................  $ 1,278,592
                                                          -----------
CAPITAL GOODS--1.51%
   2,700   Mannesmann AG................................    1,046,460
                                                          -----------
FINANCE--1.43%
  19,800   Deutsche Bank AG.............................      988,911
                                                          -----------
MACHINERY (DIVERSIFIED)--1.12%
   5,900   SGL Carbon AG................................      780,150
                                                          -----------
UTILITIES--1.62%
   7,191   Deutsche Telekom.............................      134,518
  17,800   Veba AG......................................      985,866
                                                          -----------
                                                            1,120,384
                                                          -----------
Total Germany Common Stocks.............................    5,214,497
                                                          -----------
HONG KONG--7.32%
BANKS--1.02%
  30,458   HSBC Holdings plc............................      705,538
                                                          -----------
FINANCE--5.52%
 451,000   Amoy Properties Ltd. ........................      573,280
  89,000   Cheung Kong Holdings Ltd. ...................      829,817
 470,000   China OverSeas Land & Investments............      254,743
  69,000   Citic Pacific Ltd. ..........................      340,147
 101,000   Hutchison Whampoa Ltd. ......................      762,485
 108,000   New World Developement Ltd...................      666,202
  43,000   Swire Pacific Ltd............................      395,374
                                                          -----------
                                                            3,822,048
                                                          -----------
UTILITIES--0.78%
 314,400   Hong Kong Telecom Company Ltd................      543,678
                                                          -----------
Total Hong Kong Common Stocks...........................    5,071,264
                                                          -----------
INDIA--0.69%
FINANCE--0.69%
  50,000   Schroder India Fund..........................      480,850
                                                          -----------
INDONESIA--0.97%
TELECOM EQUIPMENT--0.97%
 375,000   PT Telkom Industries.........................      670,488
                                                          -----------
ITALY--1.70%
CAPITAL GOODS--0.73%
 176,000   Telecom Italia...............................      509,069
                                                          -----------
ENERGY--0.97%
 119,983   ENI..........................................      670,229
                                                          -----------
Total Italy Common Stocks...............................    1,179,298
                                                          -----------
JAPAN--17.18%
BASIC INDUSTRIES--0.95%
  36,000   Shin Etsu Chemical Company Ltd...............      659,161
                                                          -----------
CAPITAL GOODS--9.64%
  10,000   Amano Corp. .................................       89,901
  40,000   Canon Inc....................................      847,870
      96   DDI Corp. ...................................      588,296
  18,000   Daifuku Company Ltd. ........................      203,390

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------
COMMON STOCKS--(CONTINUED)
JAPAN--(CONCLUDED)
CAPITAL GOODS--(CONCLUDED)
  63,000   Hitachi Ltd. ................................  $   566,374
  10,000   Komori Corp..................................      194,647
   5,000   Kyocera Corp.................................      293,620
   6,000   Mabuchi Motor Co.............................      247,433
  89,000   Mitsubishi Heavy Industry....................      640,826
  27,000   Nitto Denko Corp.............................      374,119
   2,000   Riso Kagaku Corp.............................      117,448
  13,000   Rohm Company Ltd.............................      852,406
   7,000   Secom Company Ltd............................      378,160
  11,000   Sony Corp....................................      742,134
  40,000   Sumitomo Electric Industries Ltd.............      537,754
                                                          -----------
                                                            6,674,378
                                                          -----------
CONSUMER DURABLES--3.23%
  10,000   Kirin Beverage...............................      121,242
  11,000   Ito-Yokado Company Ltd. .....................      509,877
  27,000   Marui Company Ltd............................      383,026
   9,000   Shimachu Company Ltd.........................      192,998
  11,000   Taisho Pharmaceutical Co.....................      250,402
  30,000   Toyota Motor Corp............................      774,465
                                                          -----------
                                                            2,232,010
                                                          -----------
FINANCE--2.10%
  36,000   Mitsui Fudosan Company Ltd...................      371,149
  25,000   Nomura Securities Company Ltd................      319,601
  51,000   Sumitomo Trust & Banking Company Ltd.........      399,604
  40,000   Tokio Marine & Fire Insurance................      362,902
                                                          -----------
                                                            1,453,256
                                                          -----------
TRANSPORTATION--1.26%
  72,000   Kamigumi Company Ltd.........................      385,995
  82,000   Nippon Express Corporation Ltd...............      488,301
                                                          -----------
                                                              874,296
                                                          -----------
Total Japan Common Stocks...............................   11,893,101
                                                          -----------
MALAYSIA--3.35%
BASIC INDUSTRIES--0.99%
  76,000   United Engineers Malaysia....................      681,738
                                                          -----------
CONSUMER DURABLES--1.12%
  43,000   Edaran Otomobil Nasional.....................      425,503
  70,000   Resorts World Berhad.........................      351,971
                                                          -----------
                                                              777,474
                                                          -----------
FINANCE--1.24%
  97,000   AMMB Holdings Berhad.........................      858,407
                                                          -----------
Total Malaysia Common Stocks............................    2,317,619
                                                          -----------
MEXICO--2.84%
BASIC INDUSTRIES--1.01%
 112,000   Cemex S.A....................................      459,833
  16,000   Empresas ICA Sociedad Controladora, S.A. de
             C.V. ADR...................................      242,000
                                                          -----------
                                                              701,833
                                                          -----------
DIVERSIFIED HOLDINGS--0.20%
  26,000   Alfa SA......................................      135,678
                                                          -----------
NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------

MEXICO--(CONCLUDED)
FINANCE--0.64%
 214,000   Grupo Financiero Banamex.....................  $   440,125
                                                          -----------
LEISURE & ENTERTAINMENT--0.64%
 330,000   Cifra S.A. de C.V. ..........................      444,024
                                                          -----------
STEEL--0.35%
  14,000   Tubos de Acero de Mexico S A ADR.............      245,000
                                                          -----------
Total Mexico Common Stocks..............................    1,966,660
                                                          -----------
NETHERLANDS--3.19%
CONSUMER DURABLES--1.46%
  65,700   Elsevier NV..................................    1,011,869
                                                          -----------
FINANCE--1.73%
  31,700   ING Groep N.V................................    1,195,543
                                                          -----------
Total Netherlands Common Stocks.........................    2,207,412
                                                          -----------
PERU--0.15%
TELEPHONE--0.15%
   4,700   Telefonica Del Peru S.A. ADR.................      101,638
                                                          -----------
PHILIPPINES--0.79%
UTILITIES--0.79%
   9,200   Philippine Long Distance Telephone Co. ADR...      546,250
                                                          -----------
SINGAPORE--1.02%
FINANCE--1.02%
  51,000   Development of Bank Singapore Ltd............      706,421
                                                          -----------
SPAIN--2.74%
CONSUMER DURABLES--0.51%
  20,300   Centros Comerciales Continente...............      349,583
                                                          -----------
FINANCE--1.15%
  12,300   Banco de Santander SA........................      799,307
                                                          -----------
UTILITIES--1.08%
  32,000   Telefonica De Espana SA......................      750,929
                                                          -----------
Total Spain Common Stocks...............................    1,899,819
                                                          -----------
SWEDEN--2.01%
CAPITAL GOODS--2.01%
   6,000   ABB AB.......................................      762,557
  18,800   Ericsson LM..................................      631,099
                                                          -----------
                                                            1,393,656
                                                          -----------
SWITZERLAND--5.83%
CONSUMER DURABLES--4.53%
     650   Nestle SA--Registered........................      706,413
     970   Novartis AG..................................    1,112,219
     150   Roche Holdings AG............................    1,319,244
                                                          -----------
                                                            3,137,876
                                                          -----------
FINANCE--1.30%
   3,190   Zurich Versicherun...........................      900,394
                                                          -----------
Total Switzerland Common Stocks.........................    4,038,270
                                                          -----------
TAIWAN--0.44%
FINANCE--0.44%
      32   Taipei Fund..................................      304,000
                                                          -----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------
COMMON STOCKS--(CONCLUDED)
UNITED KINGDOM--16.66%
BANKS--1.85%
 106,000   Lloyds TSB Group plc.........................  $   815,254
  50,831   Royal Bank of Scotland Group plc.............      466,691
                                                          -----------
                                                            1,281,945
                                                          -----------
BUILDING MATERIALS & PAPER PACKAGING--0.81%
  75,000   Wolseley plc.................................      561,208
                                                          -----------
DIVERSIFIED INDUSTRIALS--0.47%
  63,000   Wassall plc..................................      322,016
                                                          -----------
ENGINEERING SERVICES--2.27%
  41,000   GKN plc......................................      658,917
  33,000   Mckechnie plc................................      317,653
  47,732   Smiths Industries plc........................      595,790
                                                          -----------
                                                            1,572,360
                                                          -----------
HOUSEHOLD GOODS--0.99%
  60,600   Reckitt & Colman plc.........................      688,438
                                                          -----------
LEISURE & ENTERTAINMENT--1.47%
  33,000   Granada Group plc............................      474,828
 148,000   Ladbroke Group plc...........................      544,239
                                                          -----------
                                                            1,019,067
                                                          -----------
MANUFACTURER--1.16%
  36,000   Unilever plc.................................      805,832
                                                          -----------
OIL, EXPLORATION & PRODUCTION--0.81%
 138,000   LASMO plc....................................      559,429
                                                          -----------
NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------

UNITED KINGDOM--(CONCLUDED)
OIL & GAS--1.02%
  41,000   Shell Transportation & Trading Co............  $   706,874
                                                          -----------
PHARMACEUTICALS--0.81%
  35,000   Glaxo Wellcome plc...........................      560,247
                                                          -----------
RETAIL--0.53%
  60,193   Safeway plc..................................      368,430
                                                          -----------
RETAIL (ALL OTHER)--1.17%
 102,000   Marks & Spencer plc..........................      809,005
                                                          -----------
TELECOMMUNICATIONS--1.67%
  89,000   British Telecommunications plc...............      608,925
  73,000   Cable & Wireless plc.........................      543,903
                                                          -----------
                                                            1,152,828
                                                          -----------
TRANSPORTATION--0.75%
 197,000   NFC plc......................................      518,463
                                                          -----------
UTILITIES--0.88%
 101,000   Scottish Power plc...........................      606,874
                                                          -----------
Total United Kingdom Common Stocks......................   11,533,016
                                                          -----------
VENEZUELA--0.72%
UTILITIES--0.72%
  17,800   Compania Anonima Nacl Tele De Venezuela
             ADR........................................      497,287
                                                          -----------
Total Common Stocks (cost--$58,545,073).................   61,571,356
                                                          -----------

 PRINCIPAL
   AMOUNT                                                          MATURITY            INTEREST
   (000)                                                            DATES               RATES
------------                                                 --------------------  ----------------
LONG-TERM DEBT SECURITIES--0.29%
      $ 205   MBL International Finance (cost--$226,675)...        11/30/02              3.000     %       200,644
                                                                                                      ------------
REPURCHASE AGREEMENT--13.01%
      9,008   Repurchase Agreement dated 01/31/97 with
                State Street Bank & Trust Company,
                collateralized by $9,188,948 U.S. Treasury
                Notes, 11.250% due 02/15/15; proceeds:
                $9,011,566
                (cost--$9,008,000).........................        02/03/97              4.750           9,008,000
                                                                                                      ------------
Total Investments (cost--$67,779,748)--102.22%.............                                             70,780,000
Liabilities in excess of other assets--(2.22)%.............                                             (1,536,134)
                                                                                                      ------------
Net Assets--100.00%........................................                                           $69,243,866
                                                                                                      ------------
                                                                                                      ------------

---------------
*    Non-income producing security
ADR  American Depositary Receipt
ADS  American Depositary Shares
GBP  British Pounds
JPY  Japanese Yen

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EQUITY INVESTMENTS
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                       UNREALIZED
                                                             CONTRACT TO    IN EXCHANGE    MATURITY   APPRECIATION
                                                               DELIVER          FOR          DATES    (DEPRECIATION)
                                                             -----------  ---------------  ---------  -------------
French Franc...............................................   1,025,911   U.S.$   185,450  02/14/97     $    (319)
Japanese Yen...............................................  301,172,638  U.S.$ 2,737,000  02/14/97       248,521
Japanese Yen...............................................  243,608,634  U.S.$ 2,214,000  02/14/97       201,151
Japanese Yen...............................................  237,535,110  U.S.$ 2,000,835  02/14/97        38,170
Swedish Krona..............................................   1,752,237   U.S.$   242,273  02/14/97           211
U.S. Dollars...............................................     655,246     GBP   404,652  02/14/97        (6,868)
U.S. Dollars...............................................   2,536,832   JPY 301,172,638  02/14/97       (48,353)
U.S. Dollars...............................................   2,108,200   JPY 237,535,110  02/14/97      (145,535)
U.S. Dollars...............................................   2,051,994   JPY 243,608,634  02/14/97       (39,145)
                                                                                                      -------------
                                                                                                        $ 247,833
                                                                                                      -------------
                                                                                                      -------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------

COMMON STOCKS--82.34%
ARGENTINA--4.72%
CONSUMER DURABLES--0.66%
     48,700  CIADEA S.A. .................................  $   250,880
                                                            -----------
CONSUMER NON-DURABLES--0.16%
      5,570  Quilmes Industrial S.A. ADR..................       59,878
                                                            -----------
ENERGY--0.51%
    102,500  Astra Cia Argentina De Petroleo S.A., ARA
               Class B....................................      192,758
                                                            -----------
FINANCE--0.83%
     12,900  Banco De Galicia y Buenos Aires S.A. de C.V.
               ADR........................................      316,050
                                                            -----------
MULTI-INDUSTRY--1.55%
     78,770  Perez Companc S.A.
               (cia Naviera) Class B......................      588,588
                                                            -----------
SERVICES--1.01%
     25,000  Telecom Argentina S.A. ......................      117,785
     88,500  Telefonica de Argentina S.A. ................      267,350
                                                            -----------
                                                                385,135
                                                            -----------
Total Argentina Common Stocks.............................    1,793,289
                                                            -----------
AUSTRIA--0.85%
PHARMACEUTICALS--0.85%
      5,300  Gedeon Richter...............................      322,202
                                                            -----------
BRAZIL--1.95%
ENERGY--0.69%
  2,100,000  Cia Paulista de Forca e Luz..................      261,074
                                                            -----------
SERVICES--1.26%
      5,500  Telecomunicacoes Brasileiras S.A.-Telebras
               ADR........................................      479,875
                                                            -----------
Total Brazil Common Stocks................................      740,949
                                                            -----------
CHILE--3.54%
FINANCE--1.14%
     26,200  Banco Santander Chile ADR....................      432,300
                                                            -----------
MATERIALS--0.57%
      9,500  Administradora de Fundas de Pensiones
               Providia S.A. ADR..........................      218,500
                                                            -----------
SERVICES--1.83%
      6,000  Compania Cervecerias Unidas S.A. ADR.........       99,750
     14,450  Compania de Telecommunicaciones de Chile S.A.
               ADR........................................      359,444
      8,800  Santa Isabel S.A. ADS*.......................      236,500
                                                            -----------
                                                                695,694
                                                            -----------
Total Chile Common Stocks.................................    1,346,494
                                                            -----------
CHINA--3.83%
ENERGY--3.37%
    640,000  Guangdong Electric Power Development Company
               Ltd........................................      594,657
     27,000  Huaneng Power International Inc. ADR*........      573,750
    314,000  Zhenhai Refining & Chemical Company Ltd......      112,447
                                                            -----------
                                                              1,280,854
                                                            -----------
SERVICES--0.46%
  1,055,000  China Eastern Airline........................      176,821
                                                            -----------
Total China Common Stocks.................................    1,457,675
                                                            -----------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------

CROATIA--1.20%
CONSUMER DURABLES--0.76%
     17,020  Pliva D.D. GDR*..............................  $   289,340
                                                            -----------
FINANCE--0.44%
      5,200  Zagrebacka Banka D.D. GDR....................      165,750
                                                            -----------
Total Croatia Common Stocks...............................      455,090
                                                            -----------
CZECH REPUBLIC--0.69%
CAPITAL EQUIPMENT--0.33%
      3,500  Skoda Plzen a.s..............................      126,894
                                                            -----------
SERVICES--0.36%
      1,100  SPT Telecom a.s.*............................      134,722
                                                            -----------
Total Czech Republic Common Stocks........................      261,616
                                                            -----------

EGYPT--0.53%
FINANCE--0.53%
     10,000  Commercial International Bank GDR*...........      202,500
                                                            -----------

GREECE--0.55%
CONSUMER NON-DURABLES--0.28%
      3,200  Hellenic Bottling Company S.A................      106,949
                                                            -----------
FINANCE--0.27%
      1,333  Alpha Credit Bank............................      104,099
                                                            -----------
Total Greece Common Stocks................................      211,048
                                                            -----------

HONG KONG--4.67%
CAPITAL EQUIPMENT--0.44%
     56,000  New World Infrastructure Ltd.................      165,492
                                                            -----------
FINANCE--2.83%
  1,000,000  China Resources Beijing......................      587,173
    130,000  China Resources Enterprises Ltd..............      277,649
    450,000  Guangzhou Investment Company Ltd.............      213,415
                                                            -----------
                                                              1,078,237
                                                            -----------
MULTI-INDUSTRY--1.39%
    148,000  Cosco Pacific Ltd. ..........................      165,208
    404,000  Guangdong Investments........................      362,344
                                                            -----------
                                                                527,552
                                                            -----------
SERVICES--0.01%
      8,653  GZI Transportation Ltd.......................        5,276
                                                            -----------
Total Hong Kong Common Stocks.............................    1,776,557
                                                            -----------

HUNGARY--0.46%
SERVICES--0.46%
      4,000  Pannonplast..................................      176,944
                                                            -----------
INDIA--6.38%
CAPITAL EQUIPMENT--0.22%
     33,000  Crompton Greaves Ltd. GDR....................       83,325
                                                            -----------
CONSUMER DURABLES--0.36%
      8,000  Ranbaxy Laboratories Ltd.....................      138,243
                                                            -----------
ENERGY--2.26%
     55,000  Bharat Petroleum Corporation Ltd.............      542,328
     16,000  BSES Ltd. GDR................................      317,600
                                                            -----------
                                                                859,928
                                                            -----------
FINANCE--1.43%
     10,000  State Bank of India GDR......................      187,150

                                       50
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Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------
COMMON STOCKS--(CONTINUED)
INDIA--(CONCLUDED)
FINANCE--(CONCLUDED)
     47,000  State Bank of India..........................  $   355,941
                                                            -----------
                                                                543,091
                                                            -----------
SERVICES--2.11%
      6,500  The Indian Hotels Company Ltd. GDR*..........      159,250
     97,000  Mahanagar Telephone Nigam Ltd................      643,285
                                                            -----------
                                                                802,535
                                                            -----------
Total India Common Stocks.................................    2,427,122
                                                            -----------
INDONESIA--6.65%
CAPITAL EQUIPMENT--0.02%
      4,500  PT Indocement Tunggal Prakarsa...............        6,721
                                                            -----------
CONSUMER NON-DURABLES--2.61%
    106,000  PT Gudang Garam..............................      517,291
      4,000  PT Hanjaya Mandala Sampoerna.................       25,074
    204,000  PT Indofood Sukses Makmur....................      450,567
                                                            -----------
                                                                992,932
                                                            -----------
FINANCE--1.98%
    746,674  PT Bank International Indonesia..............      573,277
    130,000  PT Jaya Real Property........................      180,480
                                                            -----------
                                                                753,757
                                                            -----------
MULTI-INDUSTRY--0.36%
     39,000  PT Astra International.......................      137,821
                                                            -----------
SERVICES--1.68%
     21,000  PT Indosat...................................       59,634
     16,000  PT Perusahaan Persero Part Telekom ADR.......      580,000
                                                            -----------
                                                                639,634
                                                            -----------
Total Indonesia Common Stocks.............................    2,530,865
                                                            -----------
ISRAEL--2.78%
CONSUMER DURABLES--0.89%
      6,200  Teva Pharmaceutical Industries Ltd. ADR......      339,450
                                                            -----------
SERVICES--1.89%
      7,000  Blue Square-Israel Ltd. ADR .................      109,375
      6,500  ECI Telecommunications Limited Designs.......      156,000
     92,000  Supersol Ltd. ...............................      252,885
     10,000  Tadiran Telecommunications Ltd...............      202,500
                                                            -----------
                                                                720,760
                                                            -----------
Total Israel Common Stocks................................    1,060,210
                                                            -----------
MAURITIUS--0.36%
FINANCE--0.36%
    250,000  State Bank of Mauritius Ltd. ................      137,810
                                                            -----------
MEXICO--9.23%
CAPITAL EQUIPMENT--2.30%
     15,100  Bufete Industrial S.A. ADR*..................      320,875
     36,000  Corporacion Industrial Sanluis S.A...........      204,899
     20,000  Tubos de Acero de Mexico S.A. ADR*...........      350,000
                                                            -----------
                                                                875,774
                                                            -----------
 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------

MEXICO--(CONCLUDED)
CONSUMER NON-DURABLES--1.44%
     78,000  Fomento Economico Mexicano S.A. de C.V.* ....  $   272,853
     13,350  Kimberly-Clark de Mexico S.A. de C.V. .......      276,613
                                                            -----------
                                                                549,466
                                                            -----------
FINANCE--0.41%
    423,000  Grupo Financiero Bancomer S.A. de C.V.* .....      154,733
                                                            -----------
MATERIALS--1.83%
    107,400  Cemex S.A. de C.V............................      403,858
     69,000  Industrias Penoles S.A. de C.V...............      291,232
                                                            -----------
                                                                695,090
                                                            -----------
MULTI-INDUSTRY--0.67%
     44,000  Desc-Sociedad de Fomento Industrial S.A. de
               C.V........................................      256,622
                                                            -----------
SERVICES--2.58%
    282,000  Cifra S.A. de C.V............................      374,388
     47,400  Grupo Carso, S.A. de C.V. (Series A)*........      288,880
      8,500  Telefonos de Mexico, S.A. de C.V. ADR........      319,813
                                                            -----------
                                                                983,081
                                                            -----------
Total Mexico Common Stocks................................    3,514,766
                                                            -----------
PERU--0.28%
SERVICES--0.28%
      5,000  CPT Telefonica del Peru S.A. ADR.............      108,125
                                                            -----------
PHILIPPINES--5.94%
ENERGY--1.04%
     47,400  Manila Electric Co. Class B..................      397,548
                                                            -----------
FINANCE--3.00%
    341,000  Ayala Land Inc...............................      414,117
     68,000  C & P Homes Inc..............................       36,774
     88,000  Fil-Estate Land Inc..........................       79,317
     22,250  Metropolitan Bank & Trust Co.................      607,970
      8,000  SM Prime Holdings............................        2,398
                                                            -----------
                                                              1,140,576
                                                            -----------
MATERIALS--0.19%
    697,700  Southeast Asia Cement Holdings Inc...........       72,815
                                                            -----------
SERVICES--1.71%
      7,500  Philippine Long Distance Telephone Co........      453,985
     49,800  Philippine Telegraph & Telephone Corp........       35,909
     40,000  San Miguel Corp.-Class B.....................      160,911
                                                            -----------
                                                                650,805
                                                            -----------
Total Philippines Common Stocks...........................    2,261,744
                                                            -----------
POLAND--2.32%
CAPITAL EQUIPMENT--0.87%
     30,700  Bydgoska Fabryka Kabli S.A...................      189,222
     10,900  Stomil Olsztyn S.A. .........................      143,445
                                                            -----------
                                                                332,667
                                                            -----------
CONSUMER NON-DURABLES--0.52%
      3,390  Zaklady Piwowarskie e Zywiec S.A.
               (Zywiec) ..................................      197,651
                                                            -----------

                                       51
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Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------
COMMON STOCKS--(CONTINUED)
POLAND--(CONCLUDED)
FINANCE--0.55%
      6,560  Bank Rozwoju Eksportu S.A. ..................  $   207,630
                                                            -----------
MATERIALS--0.38%
      5,600  Gorazdze S.A. ...............................      145,527
                                                            -----------
Total Poland Common Stocks................................      883,475
                                                            -----------
PORTUGAL--3.17%
CAPITAL EQUIPMENT--0.29%
      9,400  Engil Sociedade de Constreao Civil, S.A......      110,595
                                                            -----------
MATERIALS--1.01%
     20,300  Semapa-Sociedade de Investimento e Gestao,
               S.A........................................      383,626
                                                            -----------
SERVICES--1.87%
      3,000  Estabelecimentos Jeronimo Martins & Filho,
               Sociedade Gestorade Participacoes Sociais,
               S.A........................................      171,909
      3,000  Estabelecimentos Jeronimo Martins & Filho,
               Sociedade Gestorade Participacoes Sociais,
               S.A. (New Shares) .........................      169,166
      4,500  Portugal Telecom S.A.........................      155,816
      3,000  Telecel-Comunicacoes Pessoai, S.A. ..........      214,521
                                                            -----------
                                                                711,412
                                                            -----------
Total Portugal Common Stocks..............................    1,205,633
                                                            -----------
RUSSIA--0.79%
ENERGY--0.79%
     14,900  Gazprom ADR*.................................      301,725
                                                            -----------
SOUTH AFRICA--5.95%
CONSUMER NON-DURABLES--0.81%
     11,642  South African Breweries Ltd..................      309,560
                                                            -----------
ENERGY--1.99%
     74,000  Energy Africa Ltd............................      332,675
     37,060  Sasol Ltd. ..................................      424,646
                                                            -----------
                                                                757,321
                                                            -----------
MULTI-INDUSTRY--2.05%
      7,325  Anglo American Industrial Corporation of
               South Africa Ltd...........................      272,278
     38,200  Barlow Ltd...................................      389,539
     25,700  Malbak Ltd...................................      118,637
                                                            -----------
                                                                780,454
                                                            -----------
SERVICES--1.10%
     64,300  Meikles Africa Ltd...........................      109,310
     42,750  Primedia Ltd.................................      204,375
     79,344  Waltons Stationery Company Ltd...............      104,400
                                                            -----------
                                                                418,085
                                                            -----------
Total South Africa Common Stocks..........................    2,265,420
                                                            -----------
SOUTH KOREA--5.00%
CAPITAL EQUIPMENT--0.73%
      5,500  L.G. Industrial Systems......................      113,179
      3,000  Samsung Display Devices Co...................      164,740
                                                            -----------
                                                                277,919
                                                            -----------
CONSUMER DURABLES--0.21%
      1,431  Samsung Electronics Corp. ...................       77,919
                                                            -----------
 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------

SOUTH KOREA--(CONCLUDED)
ENERGY--1.38%
     16,000  Korea Electric Power Corp. ..................  $   527,168
                                                            -----------
FINANCE--1.05%
     13,000  Kookmin Bank GDR.............................      265,525
     10,920  Shinhan Bank.................................      133,817
                                                            -----------
                                                                399,342
                                                            -----------
MATERIALS--0.49%
      4,000  Pohang Iron & Steel Company Ltd. ADR.........       91,500
      1,950  Pohang Iron & Steel Company Ltd..............       96,260
                                                            -----------
                                                                187,760
                                                            -----------
SERVICES--1.14%
        391  Korea Mobile Telecommunications Corp. .......      242,736
      2,456  L.G. Information and Communication Ltd.......      189,950
                                                            -----------
                                                                432,686
                                                            -----------
Total South Korea Common Stocks...........................    1,902,794
                                                            -----------
TAIWAN--3.87%
FINANCE--1.59%
     30,000  R O C Taiwan Fund*...........................      326,250
     12,000  Taiwan Fund Inc..............................      280,500
                                                            -----------
                                                                606,750
                                                            -----------
MATERIALS--1.07%
     22,000  Asia Cement Corp. GDR........................      404,800
                                                            -----------
METALS & MINING--0.79%
     16,000  China Steel Corp. GDS*.......................      301,600
                                                            -----------
SERVICES--0.42%
      8,300  Evergreen Marine Corp. GDR*..................      159,775
                                                            -----------
Total Taiwan Common Stocks................................    1,472,925
                                                            -----------
THAILAND--5.07%
CAPITAL EQUIPMENT--0.18%
      9,000  Alphatec Electronics Public Company Ltd......       69,124
                                                            -----------
ENERGY--0.54%
     81,500  Electricity Generating Public Company Ltd....      204,458
                                                            -----------
FINANCE--2.04%
     14,000  Bangkok Bank Public Company Ltd. ............      121,034
     45,000  Land and House Public Company Ltd............      291,779
     63,000  Thai Farmers Bank Public Company Ltd.........      364,724
                                                            -----------
                                                                777,537
                                                            -----------
SERVICES--2.31%
    111,000  Siam Makro Public Company Ltd. ..............      488,383
     80,000  TelecomAsia Corporation Public Company
               Ltd.*......................................      157,468
     21,000  Total Access Communication Public Company
               Ltd........................................      148,050
     13,300  United Communication Industry Public Company
               Ltd........................................       83,157
                                                            -----------
                                                                877,058
                                                            -----------
Total Thailand Common Stocks..............................    1,928,177
                                                            -----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------
COMMON STOCKS--(CONCLUDED)
TURKEY--1.56%
CONSUMER DURABLES--0.36%
  3,200,000  Eczacibasi Yapi Gerecleri Sanayi ve Ticaret
               A.S. ......................................  $   137,753
                                                            -----------
SERVICES--1.20%
    187,088  Migros Turk T.A.S. ..........................      245,639
    735,000  Northern Elektrik Telekomvaskayson A.S. .....      211,989
                                                            -----------
                                                                457,628
                                                            -----------
Total Turkey Common Stocks................................      595,381
                                                            -----------
Total Common Stock (cost--$28,404,904)....................   31,340,536
                                                            -----------
PREFERRED STOCKS--10.59%
BRAZIL--10.59%
CAPITAL EQUIPMENT--1.12%
    377,885  Multibras S.A. Electrodomesticos.............      426,458
                                                            -----------
CONSUMER NON-DURABLES--0.53%
    332,000  Cia Cervejaria Brahma........................      201,943
                                                            -----------
ENERGY--3.54%
  5,570,000  CESP Cia Energy Sao Paulo....................      270,669
  1,324,000  Centrais Electricas Brasileiras S.A.
               (Electobras)...............................      559,686
  2,690,000  Petrol Brasileiros-Petrobras.................      517,110
                                                            -----------
                                                              1,347,465
                                                            -----------
FINANCE--1.36%
 36,300,000  Banco Bradesco S.A. .........................      291,622
  6,500,000  Uniuo de Bancos Brasileiros S.A..............      226,903
                                                            -----------
                                                                518,525
                                                            -----------
MATERIALS--0.65%
    150,000  Klabin Fabricadora...........................      130,547
103,000,000  Usinas Siderugicas de Minas Gerais S.A.......      117,225
                                                            -----------
                                                                247,772
                                                            -----------
MULTI-INDUSTRY--0.65%
    323,000  Itausa Investmentos Itau S.A.................      247,131
                                                            -----------
 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------

BRAZIL--(CONCLUDED)
SERVICES--2.74%
  6,590,000  Telecomunicacoes Brasileiras S.A.-Telebras...  $   574,167
  2,000,000  Telecomunicacoes de Sao Paulo-Telesp.........      468,631
                                                            -----------
                                                              1,042,798
                                                            -----------
Total Brazil Preferred Stocks.............................    4,032,092
                                                            -----------
Total Preferred Stocks (cost--$3,047,849).................    4,032,092
                                                            -----------
WARRANTS--0.07%
HONG KONG--0.00%
SERVICES--0.00%
      1,730  GZI Transportation Ltd., warrant expiring
               01/29/99; exercise price HKD 4.50
               (cost--$345)...............................          486
                                                            -----------
INDONESIA--0.05%
FINANCE--0.05%
     66,372  Bank International Indonesia, warrant
               expiring 01/17/00; exercise price IDR 800
               (cost--$12,158)............................       19,546
                                                            -----------
PORTUGAL--0.01%
SERVICES--0.01%
        500  Estabelecimentos Jeronimo Martins & Filho,
               Sociedade Gestorade Participacoes Sociais,
               S.A., warrant expiring 09/15/03; exercise
               price
               PTE 8,200 (cost--$1,697)...................        5,282
                                                            -----------
THAILAND--0.01%
FINANCE--0.01%
      2,250  Thai Farmers Bank Public Company Ltd.,
               warrant expiring 09/15/02; exercise price
               THB 200 (cost--$2,224).....................        1,520
                                                            -----------
Total Warrants (cost--$16,424)............................       26,834
                                                            -----------

PRINCIPAL
  AMOUNT                                                                 MATURITY         INTEREST
  (000)                                                                    DATE             RATE
----------                                                            --------------  -----------------
REPURCHASE AGREEMENT--7.55%
    $2,875  Repurchase Agreement dated 01/31/97 with State Street
              Bank & Trust Company, collateralized by $2,932,751
              U.S. Treasury Notes, 11.250% due 02/15/15; proceeds:
              $2,876,138 (cost-- $2,875,000)........................     02/03/97            4.750     %  2,875,000
                                                                                                         ----------
Total Investments (cost--$34,344,177)--100.55%......................                                     38,274,462
Liabilities in excess of other assets--(0.55)%......................                                       (209,212)
                                                                                                         ----------
Net Assets--100.00%.................................................                                     $38,065,250
                                                                                                         ----------
                                                                                                         ----------

---------------

*    Non-income producing security
ADR  American Depositary Receipt
ADS  American Depositary Shares
GDR Global Depositary Receipt
GDS  Global Depositary Shares
HKD  Hong Kong Dollars
IDR  Indonesia Rupiah
PTE  Portuguese Escudo
THB  Thailand Baht

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Statement of Assets and Liabilities

January 31, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                             PACE
                                                          GOVERNMENT       PACE          PACE
                                              PACE        SECURITIES   INTERMEDIATE   STRATEGIC
                                          MONEY MARKET   FIXED INCOME  FIXED INCOME  FIXED INCOME
                                           INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS
                                          -------------  ------------  ------------  ------------
ASSETS
  Investments, at value
   (cost--$12,894,651; $110,163,815;
   $50,014,706; $68,382,877;
   $23,574,481; $40,594,232;
   $107,996,477; $88,339,821;
   $80,093,072; $79,194,269; $58,771,748
   and $31,469,177, respectively).......   $12,894,651   1$10,513,413   $49,835,086   $68,492,822
  Repurchase agreements, at value
   (cost--$0; $3,124,000; $3,108,000;
   $1,183,000; $0; $8,009,000;
   $2,742,000; $5,835,000; $5,064,000;
   $11,173,000; $9,008,000 and
   $2,875,000, respectively)............            --     3,124,000     3,108,000     1,183,000
                                          -------------  ------------  ------------  ------------
                                            12,894,651   113,637,413    52,943,086    69,675,822

  Cash (including cash denominated in
   foreign currencies)..................           377         6,135        55,019           977
  Receivable for investments sold.......            --    27,708,594            --       952,850
  Receivable for shares of beneficial
   interest sold........................       117,105       711,868       340,249       432,398
  Receivable from investment adviser....        12,210            --            --            --
  Unrealized appreciation of forward
   foreign currency contracts...........            --            --            --            --
  Dividends and interest receivable.....        99,353       329,022       862,525       306,095
  Deferred organizational costs.........        67,429        67,429        67,429        67,429
  Other assets..........................        11,926        17,575        13,301       123,377
                                          -------------  ------------  ------------  ------------
  Total assets..........................    13,203,051   142,478,036    54,281,609    71,558,948
                                          -------------  ------------  ------------  ------------

LIABILITIES
  Payable for shares of beneficial
   interest repurchased.................        69,106        72,031        77,172        81,534
  Dividends payable.....................        28,761            --            --            --
  Payable for investments purchased.....       150,000    61,414,180            --    12,063,412
  Outstanding options written...........            --            --            --         8,771
  Unrealized depreciation of forward
   foreign currency contracts...........            --            --            --            --
  Payable to investment adviser.........            --        36,458        21,642        23,974
  Accrued expenses and other
   liabilities..........................        78,195        50,123       181,416       115,521
                                          -------------  ------------  ------------  ------------
  Total liabilities.....................       326,062    61,572,792       280,230    12,293,212
                                          -------------  ------------  ------------  ------------

NET ASSETS
  Beneficial interest shares of $0.001
   par value outstanding -- 12,876,987;
   6,551,375; 4,474,219; 4,674,068;
   1,976,253; 3,992,705; 7,777,291;
   6,930,056; 6,700,615; 7,170,743;
   5,235,503 and 2,847,289, respectively
   (unlimited amount authorized)........    12,876,989    79,928,405    54,157,154    58,913,786
  Accumulated net investment income
   (loss)...............................            --       328,596       247,848       256,463
  Accumulated net realized gains
   (losses) from investment
   transactions.........................            --       291,395      (221,534)      164,677
  Net unrealized appreciation
   (depreciation) of investments and
   other assets and liabilities
   denominated in foreign currencies....            --       356,848      (182,089)      (69,190)
                                          -------------  ------------  ------------  ------------
  Net assets............................   $12,876,989    $80,905,244   $54,001,379   $59,265,736
                                          -------------  ------------  ------------  ------------
                                          -------------  ------------  ------------  ------------
Net asset value, offering price and
 redemption value per share.............         $1.00        $12.35        $12.07        $12.68
                                          -------------  ------------  ------------  ------------
                                          -------------  ------------  ------------  ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                          PACE           PACE
                                              PACE          PACE           PACE            PACE       SMALL/MEDIUM   SMALL/MEDIUM
                                           MUNICIPAL    GLOBAL FIXED  LARGE COMPANY   LARGE COMPANY   COMPANY VALUE     COMPANY
                                          FIXED INCOME     INCOME      VALUE EQUITY   GROWTH EQUITY      EQUITY      GROWTH EQUITY
                                          INVESTMENTS   INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS    INVESTMENTS
                                          ------------  ------------  --------------  --------------  -------------  -------------
ASSETS
  Investments, at value
   (cost--$12,894,651; $110,163,815;
   $50,014,706; $68,382,877;
   $23,574,481; $40,594,232;
   $107,996,477; $88,339,821;
   $80,093,072; $79,194,269; $58,771,748
   and $31,469,177, respectively).......   $23,909,460   $39,593,330   $125,062,742    $107,275,293    $92,822,913    $83,359,527
  Repurchase agreements, at value
   (cost--$0; $3,124,000; $3,108,000;
   $1,183,000; $0; $8,009,000;
   $2,742,000; $5,835,000; $5,064,000;
   $11,173,000; $9,008,000 and
   $2,875,000, respectively)............           --     8,009,000       2,742,000       5,835,000      5,064,000     11,173,000
                                          ------------  ------------  --------------  --------------  -------------  -------------
                                           23,909,460    47,602,330     127,804,742     113,110,293     97,886,913     94,532,527

  Cash (including cash denominated in
   foreign currencies)..................      401,850       281,349             452             765            931      1,279,011
  Receivable for investments sold.......           --     4,288,992         340,208         389,293             --     11,925,920
  Receivable for shares of beneficial
   interest sold........................       86,369       408,440         918,855         849,936        605,761        654,094
  Receivable from investment adviser....           --            --              --              --             --             --
  Unrealized appreciation of forward
   foreign currency contracts...........           --       660,887              --              --             --             --
  Dividends and interest receivable.....      316,094       699,888         100,349          25,910         91,367          7,066
  Deferred organizational costs.........       67,429        67,429          67,429          67,429         67,429         67,429
  Other assets..........................       20,958        80,505          11,518          19,112         16,201         21,303
                                          ------------  ------------  --------------  --------------  -------------  -------------
  Total assets..........................   24,802,160    54,089,820     129,243,553     114,462,738     98,668,602    108,487,350
                                          ------------  ------------  --------------  --------------  -------------  -------------

LIABILITIES
  Payable for shares of beneficial
   interest repurchased.................       28,299        56,372         129,687         115,302        124,764        132,880
  Dividends payable.....................           --            --              --              --             --             --
  Payable for investments purchased.....       48,928     4,674,568         561,611       1,050,012             --     13,747,375
  Outstanding options written...........           --            --              --              --             --             --
  Unrealized depreciation of forward
   foreign currency contracts...........           --       668,371              --              --             --             --
  Payable to investment adviser.........           81        19,411          81,172          68,789         56,354         57,319
  Accrued expenses and other
   liabilities..........................       88,610        76,712         154,052          72,202        150,571        101,164
                                          ------------  ------------  --------------  --------------  -------------  -------------
  Total liabilities.....................      165,918     5,495,434         926,522       1,306,305        331,689     14,038,738
                                          ------------  ------------  --------------  --------------  -------------  -------------

NET ASSETS
  Beneficial interest shares of $0.001
   par value outstanding --                24,241,997    49,223,305     109,102,884      93,960,073     83,526,403     86,028,253
  Accumulated net investment income
   (loss)...............................       95,684       113,306          53,687         (67,100)       118,676       (122,244)
  Accumulated net realized gains
   (losses) from investment
   transactions.........................      (36,418)      315,140       2,060,988         327,988      1,961,993      4,377,345
  Net unrealized appreciation
   (depreciation) of investments and
   other assets and liabilities
   denominated in foreign currencies....      334,979    (1,057,365)     17,099,472      18,935,472     12,729,841      4,165,258
                                          ------------  ------------  --------------  --------------  -------------  -------------
  Net assets............................   $24,636,242   $48,594,386   $128,317,031    $113,156,433    $98,336,913    $94,448,612
                                          ------------  ------------  --------------  --------------  -------------  -------------
                                          ------------  ------------  --------------  --------------  -------------  -------------
Net asset value, offering price and
redemption value per share..............       $12.47        $12.17          $16.50          $16.33         $14.68         $13.17
                                          ------------  ------------  --------------  --------------  -------------  -------------
                                          ------------  ------------  --------------  --------------  -------------  -------------

                                                              PACE
                                              PACE        INTERNATIONAL
                                          INTERNATIONAL EMERGING MARKETS
                                             EQUITY          EQUITY
                                          INVESTMENTS      INVESTMENTS
                                          ------------  -----------------
ASSETS
  Investments, at value
   (cost--$12,894,651; $110,163,815;
   $50,014,706; $68,382,877;
   $23,574,481; $40,594,232;
   $107,996,477; $88,339,821;
   $80,093,072; $79,194,269; $58,771,748
   and $31,469,177, respectively).......   $61,772,000     $35,399,462
  Repurchase agreements, at value
   (cost--$0; $3,124,000; $3,108,000;
   $1,183,000; $0; $8,009,000;
   $2,742,000; $5,835,000; $5,064,000;
   $11,173,000; $9,008,000 and
   $2,875,000, respectively)............    9,008,000        2,875,000
                                          ------------  -----------------
                                           70,780,000       38,274,462
  Cash (including cash denominated in
   foreign currencies)..................      459,290          279,437
  Receivable for investments sold.......    1,517,052          292,146
  Receivable for shares of beneficial
   interest sold........................      621,726          305,277
  Receivable from investment adviser....           --               --
  Unrealized appreciation of forward
   foreign currency contracts...........      488,053               --
  Dividends and interest receivable.....       76,390           22,144
  Deferred organizational costs.........       67,429           67,429
  Other assets..........................       60,177           49,600
                                          ------------  -----------------
  Total assets..........................   74,070,117       39,290,495
                                          ------------  -----------------
LIABILITIES
  Payable for shares of beneficial
   interest repurchased.................       75,665           43,901
  Dividends payable.....................           --               --
  Payable for investments purchased.....    4,349,289        1,015,729
  Outstanding options written...........           --               --
  Unrealized depreciation of forward
   foreign currency contracts...........      240,220               --
  Payable to investment adviser.........       50,879           14,219
  Accrued expenses and other
   liabilities..........................      110,198          151,396
                                          ------------  -----------------
  Total liabilities.....................    4,826,251        1,225,245
                                          ------------  -----------------
NET ASSETS
  Beneficial interest shares of $0.001
   par value outstanding --                67,040,038       35,466,485
  Accumulated net investment income
   (loss)...............................     (207,509)         (84,428)
  Accumulated net realized gains
   (losses) from investment
   transactions.........................     (850,625)      (1,214,467)
  Net unrealized appreciation
   (depreciation) of investments and
   other assets and liabilities
   denominated in foreign currencies....    3,261,962        3,897,660
                                          ------------  -----------------
  Net assets............................   $69,243,866     $38,065,250
                                          ------------  -----------------
                                          ------------  -----------------
Net asset value, offering price and
redemption value per share..............       $13.23           $13.37
                                          ------------  -----------------
                                          ------------  -----------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Statement of Operations

For the Six Months Ended January 31, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                             PACE
                                                          GOVERNMENT       PACE          PACE
                                              PACE        SECURITIES   INTERMEDIATE   STRATEGIC
                                          MONEY MARKET   FIXED INCOME  FIXED INCOME  FIXED INCOME
                                           INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS
                                          -------------  ------------  ------------  ------------
INVESTMENT INCOME:
  Interest (net of foreign withholding
   taxes, if any).......................     $323,196     $2,086,761    $1,565,618    $1,630,210
  Dividends (net of foreign withholding
   taxes, if any).......................           --             --            --            --
                                          -------------  ------------  ------------  ------------
                                              323,196      2,086,761     1,565,618     1,630,210
                                          -------------  ------------  ------------  ------------
EXPENSES:
  Investment advisory and administration
   fees.................................       20,878        244,299       143,140       179,584
  Transfer agency fees and expenses.....       31,048         22,267        24,344        24,337
  Trustees' fees and expenses...........       16,250         16,250        16,250        16,250
  Federal and state registration fees...       12,966         11,138        13,724        11,231
  Custody and accounting................          591         20,756        14,606        15,219
  Amortization of organizational
   expenses.............................        9,568          9,568         9,568         9,568
  Legal and audit.......................       15,403         16,200        16,718        25,582
  Reports and notices to shareholders...        8,856          8,851        13,050        19,205
  Other expenses........................        5,372          5,081         4,000         2,909
                                          -------------  ------------  ------------  ------------
                                              120,932        354,410       255,400       303,885
  Less: Fee waivers and expense
        reimbursements
        from investment adviser.........      (91,298)       (57,441)      (52,408)      (85,607)
                                          -------------  ------------  ------------  ------------
  Net expenses..........................       29,634        296,969       202,992       218,278
                                          -------------  ------------  ------------  ------------
  Net investment income (loss)..........      293,562      1,789,792     1,362,626     1,411,932
                                          -------------  ------------  ------------  ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
 FROM INVESTMENT TRANSACTIONS:
  Net realized gains (losses) from:
    Investment transactions.............          360      1,194,675      (158,423)      874,583
    Foreign currency transactions.......           --             --        (2,307)           --
  Net change in unrealized
   appreciation/depreciation of:
    Investments.........................           --        514,503       536,303       345,993
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................           --             --        (3,096)      (17,250)
                                          -------------  ------------  ------------  ------------
  Net realized and unrealized gains
   (losses) from investment
   transactions.........................          360      1,709,178       372,477     1,203,326
                                          -------------  ------------  ------------  ------------
  Net increase in net assets resulting
   from operations......................     $293,922    $ 3,498,970   $ 1,735,103   $ 2,615,258
                                          -------------  ------------  ------------  ------------
                                          -------------  ------------  ------------  ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                           PACE           PACE
                                              PACE           PACE           PACE            PACE       SMALL/MEDIUM   SMALL/MEDIUM
                                            MUNICIPAL    GLOBAL FIXED  LARGE COMPANY   LARGE COMPANY   COMPANY VALUE     COMPANY
                                          FIXED INCOME      INCOME      VALUE EQUITY   GROWTH EQUITY      EQUITY      GROWTH EQUITY
                                           INVESTMENTS   INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS    INVESTMENTS
                                          -------------  ------------  --------------  --------------  -------------  -------------
INVESTMENT INCOME:
  Interest (net of foreign withholding
   taxes, if any).......................    $ 624,144     $1,391,408    $     64,731    $     70,907    $   122,413    $   223,932
  Dividends (net of foreign withholding
   taxes, if any).......................           --             --         887,969         477,898        714,061         51,692
                                          -------------  ------------  --------------  --------------  -------------  -------------
                                              624,144      1,391,408         952,700         548,805        836,474        275,624
                                          -------------  ------------  --------------  --------------  -------------  -------------
EXPENSES:
  Investment advisory and administration
   fees.................................       62,689        177,912         421,143         370,714        325,278        318,762
  Transfer agency fees and expenses.....       19,123         26,478          44,676          32,762         50,365         29,807
  Trustees' fees and expenses...........       16,250         16,250          16,250          16,250         16,250         16,250
  Federal and state registration fees...       11,195          9,867          16,733           8,914         14,436         11,201
  Custody and accounting................        6,272         31,812          32,112          28,550         25,328         24,657
  Amortization of organizational
   expenses.............................        9,568          9,568           9,568           9,568          9,568          9,568
  Legal and audit.......................       20,567          9,332          31,199          21,900         27,061         21,226
  Reports and notices to shareholders...       12,004          7,400          15,561           8,743         18,902         14,495
  Other expenses........................        2,111          5,485           8,472             907          8,602            749
                                          -------------  ------------  --------------  --------------  -------------  -------------
                                              159,779        294,104         595,714         498,308        495,790        446,715
  Less: Fee waivers and expense
       reimbursements
        from                                  (70,844)       (82,989)        (69,425)        (34,185)       (89,054)       (47,716)
                                          -------------  ------------  --------------  --------------  -------------  -------------
  Net expenses..........................       88,935        211,115         526,289         464,123        406,736        398,999
                                          -------------  ------------  --------------  --------------  -------------  -------------
  Net investment income (loss)..........      535,209      1,180,293         426,411          84,682        429,738       (123,375)
                                          -------------  ------------  --------------  --------------  -------------  -------------

REALIZED AND UNREALIZED GAINS (LOSSES)
FROM INVESTMENT TRANSACTIONS:
  Net realized gains (losses) from:
    Investment transactions.............        2,615        993,099       4,688,343       1,279,658      2,717,586      5,783,468
    Foreign currency transactions.......           --       (238,565)             --              --             --             --
  Net change in unrealized
   appreciation/depreciation of:
    Investments.........................      265,044     (1,356,352)     15,929,001      16,918,026     13,570,676      6,789,859
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................           --        (85,165)             34              --             --             --
                                          -------------  ------------  --------------  --------------  -------------  -------------
  Net realized and unrealized gains
   (losses) from investment
   transactions.........................      267,659       (686,983)     20,617,378      18,197,684     16,288,262     12,573,327
                                          -------------  ------------  --------------  --------------  -------------  -------------
  Net increase in net assets resulting
   from operations......................    $ 802,868     $  493,310    $ 21,043,789    $ 18,282,366    $16,718,000    $12,449,952
                                          -------------  ------------  --------------  --------------  -------------  -------------
                                          -------------  ------------  --------------  --------------  -------------  -------------

                                                              PACE
                                              PACE        INTERNATIONAL
                                          INTERNATIONAL EMERGING MARKETS
                                             EQUITY          EQUITY
                                          INVESTMENTS      INVESTMENTS
                                          ------------  -----------------
INVESTMENT INCOME:
  Interest (net of foreign withholding
   taxes, if any).......................   $  138,928      $    35,092
  Dividends (net of foreign withholding
   taxes, if any).......................      354,348          135,508
                                          ------------  -----------------
                                              493,276          170,600
                                          ------------  -----------------
EXPENSES:
  Investment advisory and administration
   fees.................................      257,209          168,456
  Transfer agency fees and expenses.....       29,273           34,422
  Trustees' fees and expenses...........       16,250           16,250
  Federal and state registration fees...        9,552            4,275
  Custody and accounting................       46,069           53,164
  Amortization of organizational
   expenses.............................        9,568            9,568
  Legal and audit.......................       15,177           31,744
  Reports and notices to shareholders...        8,124           20,608
  Other expenses........................        3,667            3,921
                                          ------------  -----------------
                                              394,889          342,408
  Less: Fee waivers and expense
       reimbursements
        from                                   (1,629)        (112,661)
                                          ------------  -----------------
  Net expenses..........................      393,260          229,747
                                          ------------  -----------------
  Net investment income (loss)..........      100,016          (59,147)
                                          ------------  -----------------
REALIZED AND UNREALIZED GAINS (LOSSES)
FROM INVESTMENT TRANSACTIONS:
  Net realized gains (losses) from:
    Investment transactions.............   (1,269,093)      (1,036,748)
    Foreign currency transactions.......      425,508          (21,831)
  Net change in unrealized
   appreciation/depreciation of:
    Investments.........................    3,231,577        3,615,309
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       67,316          (19,746)
                                          ------------  -----------------
  Net realized and unrealized gains
   (losses) from investment
   transactions.........................    2,455,308        2,536,984
                                          ------------  -----------------
  Net increase in net assets resulting
   from operations......................   $2,555,324      $ 2,477,837
                                          ------------  -----------------
                                          ------------  -----------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                       PACE
                                                       PACE                GOVERNMENT SECURITIES FIXED
                                             MONEY MARKET INVESTMENTS           INCOME INVESTMENTS
                                          ------------------------------  ------------------------------
                                            FOR THE SIX                     FOR THE SIX
                                              MONTHS          FOR THE         MONTHS          FOR THE
                                               ENDED          PERIOD           ENDED          PERIOD
                                            JANUARY 31,        ENDED        JANUARY 31,        ENDED
                                               1997          JULY 31,          1997          JULY 31,
                                            (UNAUDITED)        1996+        (UNAUDITED)        1996+
                                          ---------------  -------------  ---------------  -------------
FROM OPERATIONS:
  Net investment income.................    $   293,562     $   281,529     $ 1,789,792     $ 1,585,960
  Net realized gains (losses) from:
    Investment transactions.............            360             259       1,194,675        (544,963)
    Foreign currency transactions.......             --              --              --              --
  Net change in unrealized
   appreciation/depreciation of:
    Investments.........................             --              --         514,503        (157,655)
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................             --              --              --              --
                                          ---------------  -------------  ---------------  -------------
  Net increase in net assets resulting
   from operations......................        293,922         281,788       3,498,970         883,342
                                          ---------------  -------------  ---------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
  Net investment income.................       (293,562)       (281,529)     (1,710,877)     (1,336,279)
  Net realized gains from investment
   transactions.........................           (619)             --        (336,399)        (21,918)
                                          ---------------  -------------  ---------------  -------------
                                               (294,181)       (281,529)     (2,047,276)     (1,358,197)
                                          ---------------  -------------  ---------------  -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................      5,422,021      13,137,911      24,802,147      64,648,903
  Cost of shares repurchased............     (3,049,687)     (3,184,468)     (6,124,402)     (6,772,705)
  Proceeds from dividends reinvested....        283,790         255,422       2,023,528       1,342,934
                                          ---------------  -------------  ---------------  -------------
  Net increase in net assets derived
   from beneficial
   interest transactions................      2,656,124      10,208,865      20,701,273      59,219,132
                                          ---------------  -------------  ---------------  -------------
  Net increase in net assets............      2,655,865      10,209,124      22,152,967      58,744,277

NET ASSETS:
  Beginning of period...................     10,221,124          12,000      58,752,277           8,000
                                          ---------------  -------------  ---------------  -------------
  End of period.........................    $12,876,989     $10,221,124     $80,905,244     $58,752,277
                                          ---------------  -------------  ---------------  -------------
                                          ---------------  -------------  ---------------  -------------

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  PACE                            PACE                            PACE
                                       INTERMEDIATE FIXED INCOME         STRATEGIC FIXED INCOME          MUNICIPAL FIXED INCOME
                                              INVESTMENTS                     INVESTMENTS                     INVESTMENTS
                                     ------------------------------  ------------------------------  ------------------------------
                                       FOR THE SIX                     FOR THE SIX                     FOR THE SIX
                                         MONTHS          FOR THE         MONTHS          FOR THE         MONTHS          FOR THE
                                          ENDED          PERIOD           ENDED          PERIOD           ENDED          PERIOD
                                       JANUARY 31,        ENDED        JANUARY 31,        ENDED        JANUARY 31,        ENDED
                                          1997          JULY 31,          1997          JULY 31,          1997          JULY 31,
                                       (UNAUDITED)        1996+        (UNAUDITED)        1996+        (UNAUDITED)        1996+
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
FROM OPERATIONS:
  Net investment income............    $ 1,362,626     $ 1,281,154     $ 1,411,932     $ 1,287,189     $   535,209     $   475,157
  Net realized gains (losses) from:
    Investment transactions........       (158,423)        (59,871)        874,583        (265,689)          2,615          21,457
    Foreign currency
     transactions..................         (2,307)             --              --            (101)             --              --
  Net change in unrealized
   appreciation/depreciation of:
    Investments....................        536,303        (715,930)        345,993        (397,886)        265,044          69,935
    Other assets, liabilities and
     forward contracts denominated
     in foreign currencies.........         (3,096)            634         (17,250)            (47)             --              --
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
  Net increase in net assets
   resulting from operations.......      1,735,103         505,987       2,615,258         623,466         802,868         566,549
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income............     (1,310,718)     (1,084,542)     (1,364,211)     (1,073,318)       (513,341)       (401,342)
  Net realized gains from
   investment transactions.........             --          (1,605)       (433,240)        (16,005)        (58,851)         (1,638)
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
                                        (1,310,718)     (1,086,147)     (1,797,451)     (1,089,323)       (572,192)       (402,980)
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
FROM BENEFICIAL INTEREST
TRANSACTIONS:
  Net proceeds from the sale of
   shares..........................     15,887,195      46,296,354      18,777,215      46,496,942       7,877,377      18,980,590
  Cost of shares repurchased.......     (4,868,252)     (5,521,723)     (4,657,698)     (4,565,887)     (1,793,165)     (1,780,463)
  Proceeds from dividends
   reinvested......................      1,285,428       1,070,152       1,778,597       1,076,617         556,303         393,355
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
  Net increase in net assets
   derived from beneficial
   interest transactions...........     12,304,371      41,844,783      15,898,114      43,007,672       6,640,515      17,593,482
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
  Net increase in net assets.......     12,728,756      41,264,623      16,715,921      42,541,815       6,871,191      17,757,051

NET ASSETS:
  Beginning of period..............     41,272,623           8,000      42,549,815           8,000      17,765,051           8,000
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
  End of period....................    $54,001,379     $41,272,623     $59,265,736     $42,549,815     $24,636,242     $17,765,051
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------


                                                PACE
                                        GLOBAL FIXED INCOME
                                            INVESTMENTS
                                     --------------------------
                                     FOR THE SIX
                                       MONTHS        FOR THE
                                        ENDED        PERIOD
                                     JANUARY 31,      ENDED
                                        1997        JULY 31,
                                     (UNAUDITED)      1996+
                                     -----------  -------------
FROM OPERATIONS:
  Net investment income............  $1,180,293    $ 1,159,866
  Net realized gains (losses) from:
    Investment transactions........    993,099        (109,897)
    Foreign currency
     transactions..................   (238,565  )     (333,354)
  Net change in unrealized
   appreciation/depreciation of:
    Investments....................  (1,356,352 )      355,450
    Other assets, liabilities and
     forward contracts denominated
     in foreign currencies.........    (85,165  )       28,702
                                     -----------  -------------
  Net increase in net assets
   resulting from operations.......    493,310       1,100,767
                                     -----------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income............   (941,984  )     (954,517)
  Net realized gains from
   investment transactions.........   (320,299  )       (6,196)
                                     -----------  -------------
                                     (1,262,283 )     (960,713)
                                     -----------  -------------
FROM BENEFICIAL INTEREST
TRANSACTIONS:
  Net proceeds from the sale of
   shares..........................  13,953,896     45,114,536
  Cost of shares repurchased.......  (4,135,258 )   (7,920,148)
  Proceeds from dividends
   reinvested......................  1,249,038         953,241
                                     -----------  -------------
  Net increase in net assets
   derived from beneficial
   interest transactions...........  11,067,676     38,147,629
                                     -----------  -------------
  Net increase in net assets.......  10,298,703     38,287,683
NET ASSETS:
  Beginning of period..............  38,295,683          8,000
                                     -----------  -------------
  End of period....................  $48,594,386   $38,295,683
                                     -----------  -------------
                                     -----------  -------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                       PACE                            PACE
                                               LARGE COMPANY VALUE             LARGE COMPANY GROWTH
                                                EQUITY INVESTMENTS              EQUITY INVESTMENTS
                                          ------------------------------  ------------------------------
                                            FOR THE SIX                     FOR THE SIX
                                              MONTHS          FOR THE         MONTHS          FOR THE
                                               ENDED          PERIOD           ENDED          PERIOD
                                            JANUARY 31,        ENDED        JANUARY 31,        ENDED
                                               1997          JULY 31,          1997          JULY 31,
                                            (UNAUDITED)        1996+        (UNAUDITED)        1996+
                                          ---------------  -------------  ---------------  -------------
FROM OPERATIONS:
  Net investment income (loss)..........   $     426,411    $   534,255    $      84,682    $   115,980
  Net realized gains (losses) from:
    Investment transactions.............       4,688,343      2,023,865        1,279,658       (951,670)
    Foreign currency transactions.......              --             --               --             --
  Net change in unrealized
   appreciation/depreciation of:
    Investments.........................      15,929,001      1,170,464       16,918,026      2,017,446
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................              34            (27)              --             --
                                          ---------------  -------------  ---------------  -------------
  Net increase (decrease) in net assets
   resulting from operations............      21,043,789      3,728,557       18,282,366      1,181,756
                                          ---------------  -------------  ---------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
  Net investment income.................        (775,005)      (131,974)        (226,897)       (40,865)
  Net realized gains from investment
   transactions.........................      (4,599,545)       (51,675)              --             --
                                          ---------------  -------------  ---------------  -------------
                                              (5,374,550)      (183,649)        (226,897)       (40,865)
                                          ---------------  -------------  ---------------  -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................      35,759,986     86,420,710       33,682,379     74,971,178
  Cost of shares repurchased............      (9,327,314)    (9,259,029)      (8,054,391)    (6,912,342)
  Proceeds from dividends reinvested....       5,318,346        182,185          224,739         40,510
                                          ---------------  -------------  ---------------  -------------
  Net increase in net assets derived
   from beneficial
   interest transactions................      31,751,018     77,343,866       25,852,727     68,099,346
                                          ---------------  -------------  ---------------  -------------
  Net increase in net assets............      47,420,257     80,888,774       43,908,196     69,240,237

NET ASSETS:
  Beginning of period...................      80,896,774          8,000       69,248,237          8,000
                                          ---------------  -------------  ---------------  -------------
  End of period.........................   $ 128,317,031    $80,896,774    $ 113,156,433    $69,248,237
                                          ---------------  -------------  ---------------  -------------
                                          ---------------  -------------  ---------------  -------------

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  PACE                            PACE                            PACE
                                          SMALL/MEDIUM COMPANY        SMALL/MEDIUM COMPANY GROWTH         INTERNATIONAL EQUITY
                                        VALUE EQUITY INVESTMENTS           EQUITY INVESTMENTS                 INVESTMENTS
                                     ------------------------------  ------------------------------  ------------------------------
                                       FOR THE SIX                     FOR THE SIX                     FOR THE SIX
                                         MONTHS          FOR THE         MONTHS          FOR THE         MONTHS          FOR THE
                                          ENDED          PERIOD           ENDED          PERIOD           ENDED          PERIOD
                                       JANUARY 31,        ENDED        JANUARY 31,        ENDED        JANUARY 31,        ENDED
                                          1997          JULY 31,          1997          JULY 31,          1997          JULY 31,
                                       (UNAUDITED)        1996+        (UNAUDITED)        1996+        (UNAUDITED)        1996+
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
FROM OPERATIONS:
  Net investment income (loss).....    $   429,738     $   402,412     $  (123,375)    $   (55,641)    $   100,016     $   286,456
  Net realized gains (losses) from:
    Investment transactions........      2,717,586       1,375,163       5,783,468      (1,406,123)     (1,269,093)        348,907
    Foreign currency
     transactions..................             --              --              --              --         425,508          65,353
  Net change in unrealized
   appreciation/depreciation of:
    Investments....................     13,570,676        (840,835)      6,789,859      (2,624,601)      3,231,577        (231,325)
    Other assets, liabilities and
     forward contracts denominated
     in foreign currencies.........             --              --              --              --          67,316         194,394
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
  Net increase (decrease) in net
   assets resulting from
   operations......................     16,718,000         936,740      12,449,952      (4,086,365)      2,555,324         663,785
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income............       (607,087)       (106,387)             --         (43,687)       (592,454)        (66,880)
  Net realized gains from
   investment transactions.........     (2,130,756)             --              --              --        (355,947)             --
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
                                        (2,737,843)       (106,387)             --         (43,687)       (948,401)        (66,880)
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
FROM BENEFICIAL INTEREST
TRANSACTIONS:
  Net proceeds from the sale of
   shares..........................     25,276,183      76,414,917      26,113,667      81,509,326      25,870,393      48,735,143
  Cost of shares repurchased.......     (7,529,695)    (13,464,534)     (7,479,359)    (14,066,285)     (4,505,125)     (4,075,938)
  Proceeds from dividends
   reinvested......................      2,715,942         105,590              --          43,363         941,111          66,454
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
  Net increase in net assets
   derived from beneficial
   interest transactions...........     20,462,430      63,055,973      18,634,308      67,486,404      22,306,379      44,725,659
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
  Net increase in net assets.......     34,442,587      63,886,326      31,084,260      63,356,352      23,913,302      45,322,564

NET ASSETS:
  Beginning of period..............     63,894,326           8,000      63,364,352           8,000      45,330,564           8,000
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
  End of period....................    $98,336,913     $63,894,326     $94,448,612     $63,364,352     $69,243,866     $45,330,564
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------
                                     ---------------  -------------  ---------------  -------------  ---------------  -------------


                                                PACE
                                       INTERNATIONAL EMERGING
                                     MARKETS EQUITY INVESTMENTS
                                     ---------------------------
                                     FOR THE SIX
                                       MONTHS         FOR THE
                                        ENDED         PERIOD
                                     JANUARY 31,       ENDED
                                        1997         JULY 31,
                                     (UNAUDITED)       1996+
                                     -----------   -------------
FROM OPERATIONS:
  Net investment income (loss).....  $ (59,147  )   $   129,072
  Net realized gains (losses) from:
    Investment transactions........  (1,036,748 )      (155,888)
    Foreign currency
     transactions..................    (21,831  )       (33,045)
  Net change in unrealized
   appreciation/depreciation of:
    Investments....................  3,615,309          314,976
    Other assets, liabilities and
     forward contracts denominated
     in foreign currencies.........    (19,746  )       (12,879)
                                     -----------   -------------
  Net increase (decrease) in net
   assets resulting from
   operations......................  2,477,837          242,236
                                     -----------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income............   (106,808  )       (14,500)
  Net realized gains from
   investment transactions.........         --               --
                                     -----------   -------------
                                      (106,808  )       (14,500)
                                     -----------   -------------
FROM BENEFICIAL INTEREST
TRANSACTIONS:
  Net proceeds from the sale of
   shares..........................  12,661,346      28,516,539
  Cost of shares repurchased.......  (2,554,469 )    (3,285,267)
  Proceeds from dividends
   reinvested......................    105,920           14,416
                                     -----------   -------------
  Net increase in net assets
   derived from beneficial
   interest transactions...........  10,212,797      25,245,688
                                     -----------   -------------
  Net increase in net assets.......  12,583,826      25,473,424
NET ASSETS:
  Beginning of period..............  25,481,424           8,000
                                     -----------   -------------
  End of period....................  $38,065,250    $25,481,424
                                     -----------   -------------
                                     -----------   -------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

Notes to Financial Statements (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Managed Accounts Services Portfolio Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has twelve Portfolios of shares available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments (collectively referred to as the "Portfolios").

All Portfolios are diversified with the exception of PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments. Shares of the Portfolios currently are available only to participants in the PaineWebber PACE-SM- Program.

ORGANIZATIONAL MATTERS--Prior to June 16, 1995, the Trust had no activities other than organizational matters and activities related to the initial public offering and issuance, at net asset value, of 19,337 shares of beneficial interest of the Trust for a total of $100,000 to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). The Trust incurred costs of approximately $1,138,000 in connection with the organization of the Trust and the registration of its shares. Such costs have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Trust.

The preparation of financial statements in accordance with generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins or by the applicable sub-adviser as the primary market for each Portfolio. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available prior to valuation. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with sixty days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. Investments made by PACE Money Market Investments are valued at amortized cost which approximates market value.

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian, unless the board of trustees determines that this does not represent fair value. Foreign currency exchange rates are generally determined prior to the close of trading on the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which will not be reflected in a computation of the Portfolios' net asset value. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of investment securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes.

Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. These Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins, or the applicable sub-adviser, anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

OPTION WRITING--Certain Portfolios may write (sell) put and call options in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

FUTURES CONTRACTS--Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolios are subject to a number of guidelines which reduce the risk by seeking to ensure that financial futures contracts are used for hedging purposes or to manage the average duration of a portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

REPURCHASE AGREEMENTS--The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, each Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and payable monthly, in accordance with the following schedule:

                                                                                            ANNUAL RATE
                                                                                          AS A PERCENTAGE
                                                                                        OF EACH PORTFOLIO'S
                                                                                            AVERAGE NET
                                      PORTFOLIO                                               ASSETS
--------------------------------------------------------------------------------------  -------------------
PACE Money Market Investments.........................................................           0.35%
PACE Government Securities Fixed Income Investments...................................           0.70%
PACE Intermediate Fixed Income Investments............................................           0.60%
PACE Strategic Fixed Income Investments...............................................           0.70%
PACE Municipal Fixed Income Investments...............................................           0.60%
PACE Global Fixed Income Investments..................................................           0.80%
PACE Large Company Value Equity Investments...........................................           0.80%
PACE Large Company Growth Equity Investments..........................................           0.80%
PACE Small/Medium Company Value Equity Investments....................................           0.80%
PACE Small/Medium Company Growth Equity Investments...................................           0.80%
PACE International Equity Investments.................................................           0.90%
PACE International Emerging Markets Equity Investments................................           1.10%

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, Mitchell Hutchins (not the Portfolios) pays each Sub-Adviser a fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                     ANNUAL RATE
                                                                                                   AS A PERCENTAGE
                                                                                                 OF EACH PORTFOLIO'S
                                                                                                     AVERAGE NET
                     PORTFOLIO                                       SUB-ADVISER                       ASSETS
----------------------------------------------------  -----------------------------------------  -------------------
PACE Government Securities Fixed Income Investments   Pacific Investment Management Company               0.25%
PACE Intermediate Fixed Income Investments            Pacific Income Advisors, Inc.                       0.20%
PACE Strategic Fixed Income Investments               Pacific Investment Management Company               0.25%
PACE Municipal Fixed Income Investments               Morgan Grenfell Capital Management,
                                                        Incorporated                                      0.20%
PACE Global Fixed Income Investments                  Rogge Global Partners plc                           0.35%
PACE Large Company Value Equity Investments           Brinson Partners, Inc.                              0.30%
PACE Large Company Growth Equity Investments          Chancellor Capital Management, Inc.                 0.30%
PACE Small/Medium Company Value
  Equity Investments                                  Brandywine Asset Management, Inc.                   0.30%
PACE Small/Medium Company Growth Equity Investments   Delaware Management Company, Inc.                   0.40%
PACE International Equity Investments                 Martin Currie Inc.                                  0.40%
PACE International Emerging Markets Equity            Schroder Capital Management International
  Investments                                           Inc.                                              0.50%

Prior to December 17, 1996, Westfield Capital Management Company, Inc. served as the PACE Small/ Medium Company Growth Portfolio's sub-adviser pursuant to a sub-advisory contract with Mitchell Hutchins. Mitchell Hutchins (not the Portfolio) paid Westfield Capital Management Company, Inc. a fee, computed daily and paid monthly, at an annual rate of 0.30% of the Portfolio's average net assets.

Mitchell Hutchins has agreed to voluntarily waive all or a portion of its investment advisory and administration fee and subsidize certain operating expenses for the six months ended January 31, 1997, which will lower the overall expenses of each Portfolio. Mitchell Hutchins may discontinue these voluntary waivers at any time.

During the six months ended January 31, 1997, PACE Large Company Value Equity Investments paid $95 in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

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Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

At January 31, 1997, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                                         NET
                                                                                                     UNREALIZED
                                                                          GROSS          GROSS      APPRECIATION
                             PORTFOLIO                                APPRECIATION   DEPRECIATION   (DEPRECIATION)
--------------------------------------------------------------------  -------------  -------------  -------------
PACE Government Securities Fixed Income Investments.................  $     485,568  $    (135,970)  $   349,598
PACE Intermediate Fixed Income Investments..........................  $     197,449  $    (377,069)  $  (179,620)
PACE Strategic Fixed Income Investments.............................  $     412,040  $    (302,095)  $   109,945
PACE Municipal Fixed Income Investments.............................  $     353,686  $     (18,707)  $   334,979
PACE Global Fixed Income Investments................................  $     273,371  $  (1,274,273)  $(1,000,902)
PACE Large Company Value Equity Investments.........................  $  18,333,043  $  (1,266,778)  $17,066,265
PACE Large Company Growth Equity Investments........................  $  20,349,685  $  (1,414,213)  $18,935,472
PACE Small/Medium Company Value Equity Investments..................  $  15,008,789  $  (2,278,948)  $12,729,841
PACE Small/Medium Company Growth Equity Investments.................  $   5,922,615  $  (1,757,357)  $ 4,165,258
PACE International Equity Investments...............................  $   5,722,090  $  (2,721,838)  $ 3,000,252
PACE International Emerging Markets Equity Investments..............  $   6,223,064  $  (2,292,779)  $ 3,930,285

For U.S. federal income tax purposes, the cost of securities owned at July 31, 1996 was substantially the same as the cost of securities for financial statement purposes.

For the six months ended January 31, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                    PORTFOLIO                                        PURCHASES         SALES
---------------------------------------------------------------------------------  --------------  --------------
PACE Government Securities Fixed Income Investments..............................  $  342,615,906  $  331,736,551
PACE Intermediate Fixed Income Investments.......................................  $   20,746,301  $    9,386,206
PACE Strategic Fixed Income Investments..........................................  $   65,014,857  $   59,812,799
PACE Municipal Fixed Income Investments..........................................  $    6,199,457  $    1,085,126
PACE Global Fixed Income Investments.............................................  $   51,868,138  $   48,358,090
PACE Large Company Value Equity Investments......................................  $   48,158,073  $   22,451,144
PACE Large Company Growth Equity Investments.....................................  $   55,228,397  $   33,069,478
PACE Small/Medium Company Value Equity Investments...............................  $   32,676,805  $   14,371,606
PACE Small/Medium Company Growth Equity Investments..............................  $  150,478,787  $  134,454,799
PACE International Equity Investments............................................  $   32,037,027  $   13,864,297
PACE International Emerging Markets Equity Investments...........................  $   15,569,373  $    6,015,255

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FEDERAL INCOME TAX STATUS

Each of the Portfolios intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

At July 31, 1996, PACE Large Company Growth Equity Investments and PACE Small/Medium Company Growth Equity Investments had net capital loss carryforwards of $50,903 and $125,087, respectively. These carryforward losses are available as reductions, to the extent provided in the regulations, of future net capital gains and will expire on July 31, 2004. To the extent that such losses are used to offset future capital gains, the gains so offset will not be distributed to shareholders.

WRITTEN OPTION ACTIVITY

Written option activity for the six months ended January 31, 1997 for PACE Strategic Fixed Income Investments was as follows:

                                                                                              NUMBER OF     AMOUNT OF
                                                                                               OPTIONS      PREMIUMS
                                                                                            -------------  -----------
Options outstanding at July 31, 1996......................................................           28     $  59,850
Options written during the period ended January 31, 1997..................................           10         8,771
Options terminated in closing purchase transactions.......................................          (10)      (10,447)
Options expired prior to exercise.........................................................          (18)      (49,403)
Options exercised.........................................................................           --            --
                                                                                                    ---    -----------
Options outstanding at January 31, 1997...................................................           10     $   8,771
                                                                                                    ---    -----------
                                                                                                    ---    -----------

Written option activity for the six months ended January 31, 1997 for PACE Global Fixed Income Investments was as follows:

                                                                                              NUMBER OF     AMOUNT OF
                                                                                               OPTIONS      PREMIUMS
                                                                                            -------------  -----------
Options outstanding at July 31, 1996......................................................            0     $       0
Options written during the period ended January 31, 1997..................................            1         9,222
Options terminated in closing purchase transactions.......................................           --            --
Options expired prior to exercise.........................................................           --            --
Options exercised.........................................................................           (1)       (9,222)
                                                                                                    ---    -----------
Options outstanding at January 31, 1997...................................................            0     $       0
                                                                                                    ---    -----------
                                                                                                    ---    -----------

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

For the six months ended January 31, 1997, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                        DIVIDENDS
                                                                                        REINVESTED
                                                                                            IN       NET INCREASE
                                                                            SHARES      ADDITIONAL    IN SHARES
                        PORTFOLIO                          SHARES SOLD   REPURCHASED      SHARES     OUTSTANDING
---------------------------------------------------------  ------------  ------------  ------------  ------------
PACE Money Market Investments............................     5,422,021   (3,049,687)      283,790      2,656,124
PACE Government Securities Fixed Income Investments......     2,017,492     (498,903)      164,647      1,683,236
PACE Intermediate Fixed Income Investments...............     1,317,762     (403,763)      106,687      1,020,686
PACE Strategic Fixed Income Investments..................     1,481,798     (368,237)      140,436      1,253,997
PACE Municipal Fixed Income Investments..................       634,087     (144,206)       44,839        534,720
PACE Global Fixed Income Investments.....................     1,117,041     (331,252)       99,950        885,739
PACE Large Company Value Equity Investments..............     2,290,494     (595,770)      334,487      2,029,211
PACE Large Company Growth Equity Investments.............     2,229,348     (531,506)       14,388      1,712,230
PACE Small/Medium Company Value Equity Investments.......     1,856,588     (549,422)      193,305      1,500,471
PACE Small/Medium Company Growth Equity Investments......     2,118,758     (604,584)           --      1,514,174
PACE International Equity Investments....................     1,961,801     (342,111)       71,296      1,690,986
PACE International Emerging Markets Equity Investments...     1,000,327     (201,810)        8,535        807,052

    For the period August 24, 1995 (commencement of operations) through July 31, 1996, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                        DIVIDENDS
                                                                                        REINVESTED
                                                                                            IN       NET INCREASE
                                                                            SHARES      ADDITIONAL    IN SHARES
                        PORTFOLIO                          SHARES SOLD   REPURCHASED      SHARES     OUTSTANDING
---------------------------------------------------------  ------------  ------------  ------------  ------------
PACE Money Market Investments............................    13,137,911   (3,184,468)      255,422     10,208,865
PACE Government Securities Fixed Income Investments......     5,313,084     (556,221)      110,609      4,867,472
PACE Intermediate Fixed Income Investments...............     3,821,298     (457,307)       88,875      3,452,866
PACE Strategic Fixed Income Investments..................     3,696,020     (362,210)       85,594      3,419,404
PACE Municipal Fixed Income Investments..................     1,554,054     (145,285)       32,097      1,440,866
PACE Global Fixed Income Investments.....................     3,677,505     (648,832)       77,626      3,106,299
PACE Large Company Value Equity Investments..............     6,391,534     (657,955)       13,834      5,747,413
PACE Large Company Growth Equity Investments.............     5,728,398     (514,434)        3,195      5,217,159
PACE Small/Medium Company Value Equity Investments.......     6,270,736   (1,080,132)        8,873      5,199,477
PACE Small/Medium Company Growth Equity Investments......     6,801,662   (1,149,473)        3,713      5,655,902
PACE International Equity Investments....................     3,856,472     (318,003)        5,381      3,543,850
PACE International Emerging Markets Equity Investments...     2,296,420     (258,068)        1,218      2,039,570

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        PACE
                                              MONEY MARKET INVESTMENTS
                                          --------------------------------
                                             FOR THE SIX        FOR THE
                                               MONTHS           PERIOD
                                                ENDED            ENDED
                                          JANUARY 31, 1997     JULY 31,
                                             (UNAUDITED)         1996+
                                          -----------------  -------------
Net asset value, beginning of period....      $    1.00        $    1.00
                                                -------      -------------
Net investment income...................           0.03             0.05
                                                -------      -------------
Dividends from net investment income....          (0.03)           (0.05)
                                                -------      -------------
Net asset value, end of period..........      $    1.00        $    1.00
                                                -------      -------------
                                                -------      -------------
Total investment return (1).............           2.51%            4.75%
                                                -------      -------------
                                                -------      -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $  12,877        $  10,221
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................           0.50%*           0.50%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................           2.03%*           2.40%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................           4.92%*           4.93%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................           3.39%*           3.03%*

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        PACE
                                            GOVERNMENT SECURITIES FIXED
                                                 INCOME INVESTMENTS
                                          --------------------------------
                                             FOR THE SIX        FOR THE
                                               MONTHS           PERIOD
                                                ENDED            ENDED
                                          JANUARY 31, 1997     JULY 31,
                                             (UNAUDITED)         1996+
                                          -----------------  -------------
Net asset value, beginning of period....      $   12.07        $   12.00
                                                -------      -------------
Net investment income...................           0.30             0.49
Net realized and unrealized gains from
 investments............................           0.33             0.03
                                                -------      -------------
Total income from investment
 operations.............................           0.63             0.52
                                                -------      -------------
Dividends from net investment income....          (0.30)           (0.44)
Distributions from net realized gains
 from investments.......................          (0.05)           (0.01)
                                                -------      -------------
Total dividends and distributions.......          (0.35)           (0.45)
                                                -------      -------------
Net asset value, end of period..........      $   12.35        $   12.07
                                                -------      -------------
                                                -------      -------------
Total investment return (1).............           5.35%            4.35%
                                                -------      -------------
                                                -------      -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $  80,905        $  58,752
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................           0.85%*           0.85%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................           1.02%*           1.15%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................           5.13%*           5.09%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................           4.96%*           4.79%*
Portfolio turnover......................            513%             978%

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        PACE
                                             INTERMEDIATE FIXED INCOME
                                                    INVESTMENTS
                                          --------------------------------
                                             FOR THE SIX        FOR THE
                                               MONTHS           PERIOD
                                                ENDED            ENDED
                                          JANUARY 31, 1997     JULY 31,
                                             (UNAUDITED)         1996+
                                          -----------------  -------------
Net asset value, beginning of period....      $   11.95        $   12.00
                                                -------      -------------
Net investment income...................           0.33             0.53
Net realized and unrealized gains
 (losses) from investments..............           0.13            (0.09)
                                                -------      -------------
Total income from investment
 operations.............................           0.46             0.44
                                                -------      -------------
Dividends from net investment income....          (0.34)           (0.48)
Distributions from net realized gains
 from investments.......................             --            (0.01)
                                                -------      -------------
Total dividends and distributions.......          (0.34)           (0.49)
                                                -------      -------------
Net asset value, end of period..........      $   12.07        $   11.95
                                                -------      -------------
                                                -------      -------------
Total investment return (1).............           3.85%            3.59%
                                                -------      -------------
                                                -------      -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $  54,001        $  41,273
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................           0.85%*           0.85%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................           1.07%*           1.23%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................           5.71%*           5.56%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................           5.49%*           5.18%*
Portfolio turnover......................             20%              36%

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        PACE
                                               STRATEGIC FIXED INCOME
                                                    INVESTMENTS
                                          --------------------------------
                                             FOR THE SIX        FOR THE
                                               MONTHS           PERIOD
                                                ENDED            ENDED
                                          JANUARY 31, 1997     JULY 31,
                                             (UNAUDITED)         1996+
                                          -----------------  -------------
Net asset value, beginning of period....      $   12.44        $   12.00
                                                -------      -------------
Net investment income...................           0.34             0.59
Net realized and unrealized gains from
 investments............................           0.34             0.38
                                                -------      -------------
Total income from investment
 operations.............................           0.68             0.97
                                                -------      -------------
Dividends from net investment income....          (0.34)           (0.52)
Distributions from net realized gains
 from investments.......................          (0.10)           (0.01)
                                                -------      -------------
Total dividends and distributions.......          (0.44)           (0.53)
                                                -------      -------------
Net asset value, end of period..........      $   12.68        $   12.44
                                                -------      -------------
                                                -------      -------------
Total investment return (1).............           5.53%            8.15%
                                                -------      -------------
                                                -------      -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $  59,266        $  42,550
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................           0.85%*           0.85%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................           1.18%*           1.40%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................           5.50%*           5.85%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................           5.17%*           5.30%*
Portfolio turnover......................            164%             166%

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        PACE
                                               MUNICIPAL FIXED INCOME
                                                    INVESTMENTS
                                          --------------------------------
                                             FOR THE SIX        FOR THE
                                               MONTHS           PERIOD
                                                ENDED            ENDED
                                          JANUARY 31, 1997     JULY 31,
                                             (UNAUDITED)         1996+
                                          -----------------  -------------
Net asset value, beginning of period....      $   12.32        $   12.00
                                                -------      -------------
Net investment income...................           0.31             0.49
Net realized and unrealized gains from
 investments............................           0.18             0.27
                                                -------      -------------
Total income from investment
 operations.............................           0.49             0.76
                                                -------      -------------
Dividends from net investment income....          (0.31)           (0.43)
Distributions from net realized gains
 from investments.......................          (0.03)           (0.01)
                                                -------      -------------
Total dividends and distributions.......          (0.34)           (0.44)
                                                -------      -------------
Net asset value, end of period..........      $   12.47        $   12.32
                                                -------      -------------
                                                -------      -------------
Total investment return (1).............           4.04%            6.38%
                                                -------      -------------
                                                -------      -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $  24,636        $  17,765
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................           0.85%*           0.85%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................           1.53%*           1.74%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................           5.12%*           4.95%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................           4.44%*           4.07%*
Portfolio turnover......................              5%              78%

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        PACE
                                                GLOBAL FIXED INCOME
                                                    INVESTMENTS
                                          --------------------------------
                                            FOR THE SIX
                                               MONTHS           FOR THE
                                           ENDED JANUARY        PERIOD
                                              31, 1997        ENDED JULY
                                            (UNAUDITED)        31, 1996+
                                          ----------------   -------------
Net asset value, beginning of period....      $ 12.33           $ 12.00
                                              -------        -------------
Net investment income...................         0.33              0.53
Net realized and unrealized gains
 (losses) from investments..............        (0.14)             0.27
                                              -------        -------------
Total income from investment
 operations.............................         0.19              0.80
                                              -------        -------------
Dividends from net investment income....        (0.27)            (0.46)
Distributions from net realized gains
 from investments.......................        (0.08)            (0.01)
                                              -------        -------------
Total dividends and distributions.......        (0.35)            (0.47)
                                              -------        -------------
Net asset value, end of period..........      $ 12.17           $ 12.33
                                              -------        -------------
                                              -------        -------------
Total investment return (1).............         1.50%             6.68%
                                              -------        -------------
                                              -------        -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $48,594           $38,296
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................         0.95%*            0.95%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................         1.32%*            1.61%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................         5.31%*            5.24%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................         4.94%*            4.58%*
Portfolio turnover......................          131%              197%

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                       PACE
                                               LARGE COMPANY VALUE
                                                EQUITY INVESTMENTS
                                          ------------------------------
                                            FOR THE SIX
                                              MONTHS          FOR THE
                                               ENDED          PERIOD
                                            JANUARY 31,        ENDED
                                               1997          JULY 31,
                                            (UNAUDITED)        1996+
                                          ---------------  -------------
Net asset value, beginning of period....     $   14.07       $   12.00
                                          ---------------  -------------
Net investment income...................          0.05            0.12
Net realized and unrealized gains from
 investments............................          3.14            2.02
                                          ---------------  -------------
Total income from investment
 operations.............................          3.19            2.14
                                          ---------------  -------------
Dividends from net investment income....         (0.11)          (0.05)
Distributions from net realized gains
 from investments.......................         (0.65)          (0.02)
                                          ---------------  -------------
Total dividends and distributions.......         (0.76)          (0.07)
                                          ---------------  -------------
Net asset value, end of period..........     $   16.50       $   14.07
                                          ---------------  -------------
                                          ---------------  -------------
Total investment return (1).............         22.85%          17.90%
                                          ---------------  -------------
                                          ---------------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $ 128,317       $  80,897
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................          1.00%*          1.00%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................          1.13%*          1.40%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................          0.94%*          1.22%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................          0.81%*          0.82%*
Portfolio turnover......................            22%             38%
Average commission rate paid (2)........     $  0.0442              --

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                       PACE
                                               LARGE COMPANY GROWTH
                                                EQUITY INVESTMENTS
                                          ------------------------------
                                            FOR THE SIX
                                              MONTHS          FOR THE
                                               ENDED          PERIOD
                                            JANUARY 31,        ENDED
                                               1997          JULY 31,
                                            (UNAUDITED)        1996+
                                          ---------------  -------------
Net asset value, beginning of period....     $   13.27       $   12.00
                                          ---------------  -------------
Net investment income...................          0.01            0.03
Net realized and unrealized gains from
 investments............................          3.08            1.26
                                          ---------------  -------------
Total income from investment
 operations.............................          3.09            1.29
                                          ---------------  -------------
Dividends from net investment income....         (0.03)          (0.02)
Distributions from net realized gains
 from investments.......................            --              --
                                          ---------------  -------------
Total dividends and distributions.......         (0.03)          (0.02)
                                          ---------------  -------------
Net asset value, end of period..........     $   16.33       $   13.27
                                          ---------------  -------------
                                          ---------------  -------------
Total investment return (1).............         23.33%          10.76%
                                          ---------------  -------------
                                          ---------------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $ 113,156       $  69,248
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................          1.00%*          1.00%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................          1.07%*          1.33%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................          0.18%*          0.33%*
Net investment income (loss) to average
 net assets, before fee waivers and
 expense reimbursements.................          0.11%*         (0.01)%*
Portfolio turnover......................            37%             65%
Average commission rate paid (2)........  $     0.0486              --

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        PACE
                                                SMALL/MEDIUM COMPANY
                                              VALUE EQUITY INVESTMENTS
                                          --------------------------------
                                             FOR THE SIX        FOR THE
                                               MONTHS           PERIOD
                                                ENDED            ENDED
                                          JANUARY 31, 1997     JULY 31,
                                             (UNAUDITED)         1996+
                                          -----------------  -------------
Net asset value, beginning of period....      $   12.29        $   12.00
                                                -------      -------------
Net investment income...................           0.06             0.10
Net realized and unrealized gains from
 investments............................           2.77             0.23
                                                -------      -------------
Total income from investment
 operations.............................           2.83             0.33
                                                -------      -------------
Dividends from net investment income....          (0.10)           (0.04)
Distributions from net realized gains
 from investments.......................          (0.34)              --
                                                -------      -------------
Total dividends and distributions.......          (0.44)           (0.04)
                                                -------      -------------
Net asset value, end of period..........      $   14.68        $   12.29
                                                -------      -------------
                                                -------      -------------
Total investment return (1).............          23.16%            2.76%
                                                -------      -------------
                                                -------      -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $  98,337        $  63,894
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................           1.00%*           1.00%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................           1.22%*           1.51%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................           1.06%*           1.07%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................           0.84%*           0.56%*
Portfolio turnover......................             19%              30%
Average commission rate paid (2)........      $  0.0512               --

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                      PACE
                                           SMALL/MEDIUM COMPANY GROWTH
                                               EQUITY INVESTMENTS
                                        ---------------------------------
                                          FOR THE SIX
                                             MONTHS
                                             ENDED        FOR THE PERIOD
                                        JANUARY 31, 1997      ENDED
                                          (UNAUDITED)     JULY 31, 1996+
                                        ---------------- ----------------
Net asset value, beginning of period.... $    11.20      $    12.00
                                           -------          -------
Net investment loss.....................      (0.02)          (0.00)
Net realized and unrealized gains
 (losses) from investments..............       1.99           (0.78)
                                           -------          -------
Total income (loss) from investment
 operations.............................       1.97           (0.78)
                                           -------          -------
Dividends from net investment income....         --           (0.02)
Distributions from net realized gains
 from investments.......................         --              --
                                           -------          -------
Total dividends and distributions.......         --           (0.02)
                                           -------          -------
Net asset value, end of period.......... $    13.17      $    11.20
                                           -------          -------
                                           -------          -------
Total investment return (1).............      17.59%          (6.55)%
                                           -------          -------
                                           -------          -------
Ratios/Supplemental Data:
Net assets, end of period (000's)....... $   94,449      $   63,364
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................       1.00% *         1.00% *
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................       1.12% *         1.27% *
Net investment loss to average net
 assets, net of fee waivers and expense
 reimbursements.........................      (0.31)%*        (0.14)%*
Net investment loss to average net
 assets, before fee waivers and expense
 reimbursements.........................      (0.43)%*        (0.41)%*
Portfolio turnover......................        190%            115%
Average commission rate paid (2)........ $   0.0540              --

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        PACE
                                                INTERNATIONAL EQUITY
                                                    INVESTMENTS
                                          --------------------------------
                                             FOR THE SIX
                                               MONTHS           FOR THE
                                          ENDED JANUARY 31,     PERIOD
                                                1997          ENDED JULY
                                             (UNAUDITED)       31, 1996+
                                          -----------------  -------------
Net asset value, beginning of period....      $   12.79        $   12.00
                                                -------      -------------
Net investment income...................           0.13             0.12
Net realized and unrealized gains from
 investments............................           0.51             0.73
                                                -------      -------------
Total income from investment
 operations.............................           0.64             0.85
                                                -------      -------------
Dividends from net investment income....          (0.13)           (0.06)
Distributions from net realized gains
 from investments.......................          (0.07)              --
                                                -------      -------------
Total dividends and distributions.......          (0.20)           (0.06)
                                                -------      -------------
Net asset value, end of period..........      $   13.23        $   12.79
                                                -------      -------------
                                                -------      -------------
Total investment return (1).............           4.93%            7.08%
                                                -------      -------------
                                                -------      -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $  69,244        $  45,331
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................           1.38%*           1.50%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................           1.38%*           1.81%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................           0.35%*           1.35%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................           0.35%*           1.04%*
Portfolio turnover......................             27%              25%
Average commission rate paid (2)........      $  0.0242               --

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                               PACE
                                                      INTERNATIONAL EMERGING
                                                    MARKETS EQUITY INVESTMENTS
                                                 --------------------------------
                                                   FOR THE SIX
                                                      MONTHS           FOR THE
                                                  ENDED JANUARY        PERIOD
                                                     31, 1997        ENDED JULY
                                                   (UNAUDITED)        31, 1996+
                                                 ----------------   -------------
Net asset value, beginning of period...........      $ 12.49           $ 12.00
                                                     -------        -------------
Net investment income (loss)...................        (0.03)             0.07
Net realized and unrealized gains from
 investments...................................         0.95              0.44
                                                     -------        -------------
Total income from investment operations........         0.92              0.51
                                                     -------        -------------
Dividends from net investment income...........        (0.04)            (0.02)
Distributions from net realized gains from
 investments...................................           --                --
                                                     -------        -------------
Total dividends and distributions..............        (0.04)            (0.02)
                                                     -------        -------------
Net asset value, end of period.................      $ 13.37           $ 12.49
                                                     -------        -------------
                                                     -------        -------------
Total investment return (1)....................         7.48%             4.23%
                                                     -------        -------------
                                                     -------        -------------
Ratios/Supplemental Data:
Net assets, end of period (000's)..............      $38,065           $25,481
Ratio of:
Expenses to average net assets, net of fee
 waivers and expense reimbursements............         1.50%*            1.50%*
Expenses to average net assets, before fee
 waivers and expense reimbursements............         2.24%*            2.35%*
Net investment income (loss) to average net
 assets, net of fee waivers and expense
 reimbursements................................        (0.38)%*           0.94%*
Net investment income (loss) to average net
 assets, before fee waivers and expense
 reimbursements................................        (1.12)%*           0.08%*
Portfolio turnover.............................           21%               22%
Average commission rate paid (2)...............      $0.0016                --

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                           MANAGED ACCOUNTS SERVICES
                                  PAINEWEBBER
                        -C-1997 PaineWebber Incorporated
                                  Member SIPC